ANNUAL
REPORT

MARCH 31, 1998

FRANKLIN CALIFORNIA
TAX-FREE INCOME FUND

THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE, AND TO EXPECT THAT MIXED IN WITH THE GOOD YEARS CAN BE SOME BAD YEARS. IT'S IMPORTANT TO REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.


CONTENTS

Shareholder Letter .......................           1

Special Feature: Q&A
with Franklin's Municipal
Bond Department ..........................           3

Manager's Discussion .....................           8

Performance Summary ......................          10

Glossary of
Investment Terms .........................          14

Municipal Bond Ratings ...................          16

Financial Highlights &
Statement of Investments .................          18

Financial Statements .....................          54

Notes to
Financial Statements .....................          57

Independent
Auditors' Report .........................          59



SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin California Tax-Free Income Fund's annual report for the period ended March 31, 1998.

The U.S. economy remained strong over the fund's reporting period, and showed no discernible indications of ending one of the longest, sustained economic expansions in its history. This expansion continued to feature moderate growth with few signs of inflation. Overall, interest rates declined during the year, and the 30-year Treasury yield ended the period at 5.94%, down from 7.10% on March 31, 1997.1 A generally benign inflationary environment, and a balanced budget agreement between the President and Congress, as well as expectations for a 1998 budget surplus, contributed to declining rates.

1. Source: Standard & Poor's Micropal.

Seeking to take advantage of low rates, issuers and underwriters flooded the market with record numbers of municipal bond offerings. The national economy's strength also resulted in a greater supply of higher-rated bonds. The large supply and increased quality of available bonds led to real value opportunities in the municipal market. As of the close of the reporting period, taxable equivalent yields on AAA- rated 30-year municipal bonds topped those of Treasury bonds for most investors.2

2. Source: The Wall Street Journal, March 25, 1998.

The California municipal bond market benefited from a local economy that once again outperformed the nation's in 1997. Despite an unemployment rate of 5.8% that remained above the national average of 4.6% for February 1998,3 the state's job growth rate was 11/2 times the national average rate of increase.4 Taking into account California's robust economy, Standard & Poor's(R) Corporation, a national credit rating agency, gave the state's general obligation debt an A+ rating. Looking forward, projected increases in employment and personal income and a recovery in homebuilding bode well for California's continued economic growth.

3. Source: Bureau of Labor Statistics.

4. Source: California Department of Finance, California Economic Indicators, January/February 1998.

We encourage you to discuss your financial goals with an investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own.

Regardless of the market's direction, Franklin Templeton's disciplined investment strategy remains the same. All of our portfolio managers are dedicated to providing you with careful tax-free bond selection and constant professional supervision. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Charles B. Johnson
Chairman
Franklin California Tax-Free Income Fund



Thomas J. Kenny
Director
Franklin Municipal Bond Department



SPECIAL FEATURE:
Q&A WITH FRANKLIN'S
MUNICIPAL BOND DEPARTMENT

Thomas J. Kenny, Director of Franklin Templeton's Municipal Bond Department, and portfolio managers Sheila Amoroso and Bernie Schroer discuss the issues that shaped the 1997 municipal bond market.

Q: How would you describe the municipal bond market's performance in 1997?

Tom Kenny: Long-term interest rates trended lower in 1997. The Bond Buyer 40 Index (BB40), a measurement of the municipal bond market, started the year yielding 5.78% and hit a low of 5.23% on December 26. We saw some fluctuations over the course of the year, however, with the BB40 yield reaching a high of 6.01% on April 14, 1997. These fluctuations, specifically when interest rates rose, created opportunities to purchase bonds on the "downswings," or when bond prices were lower. Over the past ten years, rates have been trending downward, creating a positive environment for the tax-exempt market. This atmosphere should prevail if inflation remains under control and the economy continues to grow moderately. Of course, market conditions can change rapidly, and there is no guarantee that the economy will remain on its current path.

Q: Recently, there has been a lot of discussion about the Asian market volatility. Do you think the problems there will have any impact on the U.S. bond market this year?

Bernie Schroer: The decline in Asia's currency and equity markets may help the U.S. bond market. In 1997, we experienced a strong U.S. economy, which normally would have pressured the Federal Reserve (the Fed) to raise interest rates, causing bond prices to fall. Instead, the Fed left interest rates alone, probably in part due to the Asian turmoil and the dampening effect it could have on U.S. economic growth this year.

Q: Have the recent tax law changes had any impact on the municipal bond market?

Sheila Amoroso: Changes in the tax law did not alter the tax advantages of municipal bonds. Municipals still distribute income free from regular federal, and in many cases, state income taxes.*

*For investors subject to regular federal or state alternative minimum tax, all or a portion of municipal bond interest and municipal bond fund dividends may be subject to such tax, depending on the source. Fund distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. Q: What role can municipal bonds play in a diversified portfolio?

Sheila: After three years of healthy returns due to historic stock market gains, individuals have seen an increase in the percentage of equities in their portfolios. As a result, many investors are beginning to re-examine asset allocation. Municipal bonds generally enjoy low volatility while providing tax-free income, which can offset some of the risks associated with investing in a portfolio composed mainly of stocks. The chart on page 6 shows how adding municipal bonds in different proportions to a stock portfolio has historically lowered volatility in providing solid after-tax returns. In short, prudent investors may be able to reduce their risk, and maintain their potential for competitive return, by including municipal bonds in their portfolios.

Bernie: Municipal bonds remain a strong investment for investors looking for tax-free income. Franklin tax-free income funds can help investors diversify a heavily weighted stock portfolio, while providing a convenient and effective way to participate in the municipal bond market.

Q: Looking ahead, what do you think might affect the municipal bond market and the Franklin Tax-Free Income funds?

Tom: Municipal bonds generally share the same trends as U.S. government securities, such as Treasury bonds. These securities are sensitive to a variety of factors that affect interest rates in general, including the Federal Reserve's monetary policy. During most of 1997, the Fed was biased toward raising interest rates in order to stave off inflationary pressures as the economy continued its solid growth. However, toward the end of the year and into 1998, the Fed appears to have adopted a more neutral stance for a couple of reasons. First, although the economy is experiencing moderate growth, inflation remains subdued. Also, the potential still exists for the Asian crisis to slow the U.S. economy.

Regardless of changing market conditions, our focus will remain on providing shareholders with high current income free from regular federal, and depending on the fund, state income taxes.* Franklin has become the nation's largest tax-free fund manager**, in part by adhering to a consistent, disciplined investment philosophy, which historically has proved successful in both strong and weak bond markets. Of course, past performance is no guarantee of future results.


*For investors subject to regular federal or state alternative minimum tax, all or a portion of municipal bond interest and municipal bond fund dividends may be subject to such tax, depending on the source. Fund distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
**Source: Strategic Insight, 11/97.

MANAGER'S DISCUSSION

Your Fund's Objective: Franklin California Tax-Free Income Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes, through a portfolio consisting primarily of California municipal bonds.1

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

California's Economic Update

California's economy enjoyed the best year of this decade, with the addition of approximately 400,000 new jobs and an increase in income levels. Personal income rose 7.3% in second-quarter 1997, placing it above the national rate of 5.7%.2 Downsizing in defense- and aerospace-related industries has all but ended, and the construction, exports, tourism, computer services and entertainment sectors have become the new engines of California's steady economic growth.

The Asian crises did not affect the California municipal bond market. The state made no specific cut-back in its growth estimates due to Asian economic problems. During the year under review, growth in exports to Hong Kong, Taiwan, and to NAFTA partner Mexico offset declines in exports to trading partners such as Japan, Korea, Singapore and Malaysia.3 It is too early to estimate El Nino's effects on California municipalities; however, rating agencies do not normally reduce ratings because of natural disasters, and it does not appear that this affected any of the portfolio's bonds.

As the California economy improved, more new bond issues qualified for bond insurance. The fund bought mostly insured bonds during the year under review, with most in the 25- to 30- year maturity range. The largest purchase was the attractively priced San Joaquin Toll Road refunding issue, which we bought in November 1997.

1. For investors subject to the federal alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Source: Fitch IBCA, February 17, 1998.
3. Source: California Department of Finance, California Economic Indicators, January/February 1998.
You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 19 of this report.


The supply of bonds in California during 1997 was sufficient to fill our needs, and it appears that the 1998 supply will be about the same as 1997's, given the state's backlog of capital projects and the approximately $8 billion of general obligation debt that is currently authorized, but unissued.

Interest rates moved downward during the reporting period. More bonds were advance refunded and approximately 14% of the fund's long-term assets consisted of prerefunded bonds on March 31, 1998. Looking ahead, we expect at least 4% of our portfolio to be called in 1998. As we invest the proceeds from those bonds in new issues, we will maintain our basic philosophy of investing for income by purchasing full coupon bonds at a slight discount, and selling prerefunded bonds when they are within five years of their call dates. We believe the fund should continue its positive performance in the year ahead.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of March 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

Class I

Franklin California Tax-Free Income Fund - Class I share price, as measured by net asset value, increased 26 cents, from $7.09 on March 31, 1997, to $7.35 on March 31, 1998. In addition to distributing 42.30 cents ($0.4230) per share in dividend income, your fund also made a long-term capital gain distribution of
1.37 cents ($0.0137) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of March's monthly per-share dividend of 3.5 cents ($0.035) and the maximum offering price of $7.68 on March 31, 1998, your fund's distribution rate was 5.47%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and California state personal income tax bracket would need to earn 9.98% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 11 compares your fund's Class I shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of California municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin California Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Your fund's Class I shares' performance also exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class I

Periods ended 3/31/98
                                                                         Since
                                                                       Inception
                                     1-Year     5-Year      10-Year    (2/1/77)
Cumulative Total Return1             10.10%     37.11%      115.01%     260.06%
Average Annual Total Return2          5.49%      5.59%       7.49%       6.03%
Distribution Rate3            5.47%
Taxable Equivalent
 Distribution Rate4           9.98%
30-Day Standardized Yield5    4.37%
Taxable Equivalent Yield4     7.97%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. See Note below.
3. Distribution rate is based on an annualization of March's 3.5 cent per share monthly dividend and the maximum offering price of $7.68 on March 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and California state personal income tax bracket of 45.2%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1998.
Note: Prior to July 1, 1994, Class I shares were offered at a lower initial sales charge, with dividends reinvested at the offering price. Thus actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin California Tax-Free Income Fund - Class I paid distributions derived from long-term capital gains of 1.37 cents ($0.0137) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per
Section 852 (b)(3) of the Internal Revenue Code.

Class II

Franklin California Tax-Free Income Fund - Class II share price, as measured by net asset value, increased 26 cents, from $7.09 on March 31, 1997, to $7.35 on March 31, 1998. In addition to distributing 38.22 cents ($0.3822) per share in dividend income, the fund also made a long-term capital gain distribution of
1.37 cents ($0.0137) per share during the 12-month reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of March's monthly per-share dividend of 3.14 cents ($0.0314) and the maximum offering price of $7.42 on March 31, 1998, your fund's distribution rate was 5.08%. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and California state personal income tax bracket, would need to earn 9.27% from a taxable investment to match the fund's tax-free distribution rate.

The chart on page 13 compares your fund's Class II shares' performance with that of the unmanaged Lehman Brothers Municipal Bond Index. The index includes over 25,000 municipal securities from across the country, while your fund consists primarily of California municipal bonds. Of course, such a market index has inherent performance differentials over any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin California Tax-Free Income Fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Your fund's Class II shares' performance also exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT
GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Class II
Periods ended 3/31/98
                                                                Since
                                                              Inception
                                                   1-Year     (5/1/95)
Cumulative Total Return1                            9.49%      22.70%
Average Annual Total Return2                        7.43%       6.90%
Distribution Rate3                        5.08%
Taxable Equivalent Distribution Rate4     9.27%
30-Day Standardized Yield                53.94%
Taxable Equivalent Yield                 47.19%


1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of March's 3.14 cent per share monthly dividend, and the offering price of $7.42 on March 31, 1998.
4. Taxable equivalent distribution rate and yield assume the 1998 maximum combined federal and California state personal income tax bracket of 45.2%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended March 31, 1998.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
Franklin California Tax-Free Income Fund - Class II paid distributions derived from long-term capital gains of 1.37 cents ($0.0137) per share in December 1997. The fund hereby designates such distributions as capital gain dividends per
Section 852 (b)(3) of the Internal Revenue Code.

GLOSSARY OF INVESTMENT TERMS

Average Annual Total Return: The average annual change in value of an investment over the periods indicated. Unless otherwise stated, figures shown in this report include sales charges.

Call Protection: The length of time during which a bond cannot be redeemed by its issuer.

Coupon: A bond's interest rate that the issuer promises to pay to the holder until the bond matures.

Cumulative Total Return: Measures the change in value of an investment over the periods indicated. Unless otherwise stated, figures shown in this report exclude sales charges.

Current Coupon Bond: A bond with a coupon rate that is within half a percentage point of current market interest rates. See also Full Coupon Bond.

Discount: Amount by which a bond sells below its face (par) value. For instance, a bond with a $1,000 face value that sells for $900 would have a $100 discount.

Full Coupon Bond: A bond with a coupon rate that is near or above current market interest rates. See also Current Coupon Bond.

High Grade Bond/High-Quality Bond: A bond rated AAA or AA by Standard & Poor's or Aaa or Aa by Moody's Investors Service -- two national credit-rating agencies.

Investment Grade Bond: A bond with a rating of AAA to BBB, usually within the top four rating categories assigned to bonds.

Par Value: The face value or amount at which a security will be redeemed at maturity -- typically $1,000 for a bond.

Premium: Amount by which a bond sells above its face (par) value. For instance, a bond with a $1,000 face value that sells for a $1,100 would have a $100 premium.

Prerefunded Bond: A bond that will be paid off at its first call date with proceeds of the sale of a second bond carrying a lower interest rate. The proceeds generally are invested in U.S. Treasuries set to mature at the original bond's first call date. When a bond is prerefunded, its premium rises, and then falls to par value as the refunding date approaches.

Yield Spread: The relative yield differential between lower- and higher-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for added credit risk.

MUNICIPAL BOND RATINGS

Moody's

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.



FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
Financial Highlights



                                                                                YEAR ENDED MARCH 31,
                                                      --------------------------------------------------------------------
CLASS I                                                          1998         1997         1996***      1995          1994
--------------------------------------------------------------------------------------------------------------------------
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................          $7.09        $7.18        $7.11        $7.12         $7.36
                                                      --------------------------------------------------------------------
Income from investment operations:
 Net investment income ...............................            .42          .43          .44          .45           .46
 Net realized and unrealized gains (losses) ..........            .27         (.04)         .07         (.02)         (.23)
                                                      ---------------------------------------------------------------------
Total from investment operations .....................            .69          .39          .51          .43           .23
                                                      --------------------------------------------------------------------
Less distributions from:
 Net investment income ...............................           (.42)        (.43)        (.44)        (.44)         (.45)
 Net realized gains ..................................           (.01)        (.05)       --           --             (.02)
                                                      ---------------------------------------------------------------------
Total distributions ..................................           (.43)        (.48)        (.44)        (.44)         (.47)
                                                      ---------------------------------------------------------------------
Net asset value, end of year .........................          $7.35        $7.09        $7.18        $7.11         $7.12
                                                      ====================================================================

Total return* ........................................          10.10%        5.67%        7.40%        6.37%         2.88%

Ratios/supplemental data
Net assets, end of year (000's) ......................    $14,767,307   $13,633,542  $13,312,666  $12,923,031  $13,345,420
Ratio to average net assets:
 Expenses ............................................            .56%         .56%         .55%         .55%          .49%
 Net investment income ...............................           5.71%        6.07%        6.14%        6.36%         6.19%
Portfolio turnover rate ..............................          17.29%       11.96%       19.24%       14.07%        18.12%

CLASS II
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................          $7.09        $7.18        $7.09
                                                      -----------------------------------------
Income from investment operations:
 Net investment income ...............................            .38          .39          .38
 Net realized and unrealized gains (losses) ..........            .27         (.04)         .08
                                                      -----------------------------------------
Total from investment operations .....................            .65          .35          .46
                                                      -----------------------------------------
Less distributions from:
 Net investment income ...............................           (.38)        (.39)        (.37)
 Net realized gains ..................................           (.01)        (.05)       --
                                                      -----------------------------------------
Total distributions ..................................           (.39)        (.44)        (.37)
                                                      -----------------------------------------
Net asset value, end of year .........................          $7.35        $7.09        $7.18
                                                      =========================================

Total return* ........................................           9.49%        5.06%        6.62%

Ratios/supplemental data
Net assets, end of year (000's) ......................       $295,976     $138,509       $47,685
Ratio to average net assets:
 Expenses ............................................           1.14%        1.14%        1.14%**
 Net investment income ...............................           5.13%        5.47%        5.55%**
Portfolio turnover rate ..............................          17.29%       11.96%       19.24%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.
**Annualized.
***For the period May 1, 1995 (effective date) to March 31, 1996 for Class II.

See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
Statement of Investments, March 31, 1998




                                                                                                           PRINCIPAL
                                                                                                            AMOUNT        VALUE
 Long Term Investments 99.1%
 Bonds 92.4%
 ABAG Finance Authority of Nonprofit Corporations, COP,
   6.75%, 8/01/20 ..................................................................................    $ 3,955,000      $ 4,386,174
   6.125%, 3/01/21 .................................................................................      4,245,000        4,549,239
   Butte Valley-Tulelake Rural Health, 6.65%, 10/01/22 .............................................      5,485,000        5,878,055
   Insured, Home for Jewish Parents, 5.625%, 5/15/22 ...............................................      5,000,000        5,105,350
   Insured, Milestones Human Services, Inc., 5.65%, 7/1/22..........................................      2,000,000        2,046,620
   Insured, Miramonte Mental Health Services, 6.60%, 7/01/22 .......................................      1,250,000        1,348,775
   Insured, Rehabilitation Mental Health Services, Inc. Project, 6.50%, 6/01/12 ....................      2,000,000        2,157,960
   Insured, Rehabilitation Mental Health Services, Inc. Project, 6.55%, 6/01/22 ....................      2,370,000        2,550,428
   Peninsula Family YMCA, Series A, 6.80%, 10/01/11 ................................................      2,325,000        2,448,481
   United Way of Santa Clara County Project, 7.20%, 7/01/11 ........................................      2,690,000        2,939,578
 ABAG Finance Corp., COP, ABAG XXV, 6.80%, 8/01/12 .................................................      4,500,000        4,714,110
 ABAG Improvement Board Act 1915, Windmere Ranch, Assessment District, 6.40%, 9/02/27 ..............     11,060,000       11,059,005
 ABAG Revenue,
   Refunding and Improvement, Mello-Roos, Series A, FSA Insured, 5.125%, 9/01/21 ...................      4,760,000        4,680,080
   Refunding and Improvement, Mello-Roos, Series A, FSA Insured, 5.20%, 9/01/27 ....................      4,140,000        4,108,950
   Tax Allocation, RDA Pool, Series A, FSA Insured, 6.00%, 12/15/24 ................................      6,000,000        6,440,460
   Tax Allocation, RDA Pool, Series A4, FSA Insured, 5.875%, 12/15/25 ..............................      6,320,000        6,682,894
   Tax Allocation, RDA Pool, Series A6, FSA Insured, 5.25%, 12/15/17 ...............................      1,200,000        1,210,344
   Tax Allocation, RDA Pool, Series A6, FSA Insured, 5.375%, 12/15/25 ..............................      3,670,000        3,725,454
 Adelanto Improvement Agency, Tax Allocation, Pre-Refunded,
   Adelanto Improvement Project, Series 1990, 8.00%, 8/01/20 .......................................     12,705,000       13,934,844
   Adelanto Improvement Project, Series 1991, 8.25%, 8/01/20 .......................................      1,870,000        2,133,446
   Refunding, Series 1985, 8.125%, 6/01/15 .........................................................      7,570,000        8,209,665
 Agua Mansa Industrial Growth Association, Special Tax, CFD No. 8, 8.25%, 9/01/17 ..................     16,210,000       17,161,041
 Alameda 1915 Act, Harbor Bay Park, AD No. 9, 7.50%, 9/02/12 .......................................     24,755,000       25,625,633
 Alameda-Contra Costa Transit District, Refunding, COP, 7.60%, 8/01/18 .............................     23,675,000       24,803,351
 Alameda COP, MBIA Insured, 5.75%, 12/01/21 ........................................................      3,720,000        3,932,338
 Alameda County COP, Capital Projects, Series 1992, Pre-Refunded, 6.75%, 6/01/16 ...................     10,500,000       11,709,705
 Alhambra RDA, Refunding, Tax Allocation, Industrial Redevelopment Project, 6.375%, 5/01/23 ........      2,560,000        2,664,858
 Alvord USD, Series A, FGIC Insured, 5.375%, 08/01/27 ..............................................      6,100,000        6,216,205
 Anaheim Public Financing Authority Revenue,
   Electric Utilities, San Juan 4, Second Series, FGIC Insured, 5.75%, 10/01/22 ....................     24,940,000       25,957,801
   Lease, Public Improvements Project, Senior Series A, FSA Insured 5.00%, 3/01/37 .................     80,585,000       77,125,486
   Public Investments Project, Series A, FSA Insured, 5.00%, 9/01/27 ...............................      7,300,000        7,080,854
 Antioch 1915 Act, AD No. 27, Lone Tree, Series 1988,
   8.20%, 9/02/09 ..................................................................................        875,000          906,981
   8.25%, 9/02/10 ..................................................................................        875,000          907,156
   8.25%, 9/02/11 ..................................................................................        875,000          907,375
   8.25%, 9/02/12 ..................................................................................        875,000          907,375
   8.25%, 9/02/13 ..................................................................................        880,000          912,560
 Antioch Area Public Facilities Financing Agency, Special Tax, CFD No. 1989-1,
  MBIA Insured, 5.50%, 8/01/22 .....................................................................      4,870,000        5,014,493
 Antioch Development Agency, Refunding, Tax Allocation,
  Project 1, FGIC Insured, 6.40%, 9/01/17 ..........................................................      4,895,000        5,312,739
 Apple Valley Insured Health Facilities Revenue, COP, 7.30%, 6/01/20 ...............................      3,500,000        3,763,690
 Arcadia Hospital Revenue, Methodist Hospital of Southern California,
   6.50%, 11/15/12 .................................................................................      2,295,000        2,457,968
   6.625%, 11/15/22 ................................................................................      3,750,000        4,019,325
 Arcata CDA, Tax Allocation, Community Development Project, Pre-Refunded, 7.90%,
   11/01/12.........................................................................................      1,250,000        1,304,888
   11/01/13.........................................................................................      1,515,000        1,571,540
 Azusa Public Financing Authority Revenue, Local Agency, Series A,
 Pre-Refunded, 7.75%, 8/1/2020 .....................................................................     10,225,000       11,266,825
 Azusa Public Financing Authority Revenue, Refunding, Water Systems
 Acquisition Project, Series A, FGIC Insured, 5.50%, 7/01/20 .......................................      5,200,000        5,324,176
 Bakersfield COP, Refunding, Convertion Center Expansion Project,
  MBIA Insured, 5.875%, 4/01/22 ....................................................................      7,270,000        7,736,152
 Bakersfield Hospital Revenue,
   Bakersfield Memorial Hospital, Series A, 6.375%, 1/01/12 ........................................      2,205,000        2,340,696
   Bakersfield Memorial Hospital, Series A, 6.50%, 1/01/22 .........................................      2,750,000        2,921,105
   Refunding, Adventist Health Systems West, MBIA Insured, 5.50%, 3/01/19 ..........................      6,085,000        6,224,955
 Bakersfield Public Financing Authority Revenue, Series A, 6.10%, 9/15/10 ..........................   $ 11,070,000     $ 11,637,780
 Baldwin Park Public Financing Authority Revenue, Tax Allocation,
   Refunding, Series A, 7.10%, 9/01/24 .............................................................      2,000,000        2,209,320
   Series A, 7.75%, 8/01/19 ........................................................................     12,630,000       13,065,735
   Series B, 7.75%, 8/01/21 ........................................................................      5,795,000        5,995,101
 Bell COP, Series 1990, Pre-Refunded, 8.75%, 11/01/20 ..............................................      1,455,000        1,525,888
 Belmont RDA, Tax Allocation, Los Costanos Community Development, Series A,
   6.70%, 8/01/14 ..................................................................................      1,235,000        1,354,338
   6.25%, 8/01/17 ..................................................................................      2,080,000        2,182,128
   6.80%, 8/01/23 ..................................................................................      2,310,000        2,535,017
 Belmont - Redwood Shores School District, Series A, 5.50%, 9/01/22 ................................      6,500,000        6,694,090
 Berkeley COP, AMBAC Insured, 7.50%, 6/01/19 .......................................................      3,500,000        3,588,585
 Berkeley Hospital Revenue, Alta Bates Hospital, Pre-Refunded, 12/01/15,
   Series B, 7.65%..................................................................................      6,480,000        7,054,582
   Series C, 7.60%..................................................................................      2,850,000        3,130,982
 Beverly Hills COP, Refunding, Civic Center Improvement Project, Series 1989, 7.00%, 6/01/15 .......      2,580,000        2,705,465
 Brea and Olinda USD, COP, Refunding, High School Refinancing Program,
   Series A, FSA Insured, 6.25%, 8/01/18 ...........................................................     12,645,000       13,586,673
   Series B, 7.00%, 8/01/18 ........................................................................      9,120,000        9,749,645
 Brea and Olinda USD, COP, Series 1989, Pre-Refunded,
   7.85%, 8/01/09 ..................................................................................      2,025,000        2,169,950
   7.90%, 8/01/18 ..................................................................................     11,835,000       12,689,724
 Brea Public Finance Authority Revenue, Tax Allocation, Redevelopment Project,
  Series A, MBIA Insured,
   7.00%, 8/01/15 ..................................................................................      1,720,000        1,892,275
   6.75%, 8/01/22 ..................................................................................      4,395,000        4,787,166
   7.00%, 8/01/23 ..................................................................................      6,280,000        6,888,469
 Brea Public Financing Authority Water Revenue, Series B, FGIC Insured, 6.25%, 7/01/21 .............     11,070,000       11,654,164
 Brea RDA, Refunding, Tax Allocation, Redevelopment Project, MBIA Insured,
   6.125%, 8/01/13 .................................................................................     12,845,000       13,930,017
   5.75%, 8/01/23 ..................................................................................     18,320,000       19,095,852
 Brentwood 1915 Act, Infrastructure Financing, Reassessment, Series A,
  FSA Insured, 5.80%,  9/02/17 .....................................................................      5,340,000        5,672,575
 Brentwood RDA, Tax Allocation, Brentwood Redevelopment Project, Series A,
 7.70%, 11/01/08 ...................................................................................      2,000,000        2,126,160
 Brisbane COP, Civic Center Financing Project, Pre-Refunded, 8.25%, 4/01/18 ........................      3,390,000        3,457,800
 Brisbane Public Finance Authority Revenue, 8.00%, 9/02/15 .........................................      5,700,000        6,050,493
 Buena Park CRDA, Refunding, Tax Allocation, Central Business District Project,
  Series A, 7.10%, 9/01/14 .........................................................................      7,000,000        7,568,890
 Burbank Parking Authority, Special Tax, CFD No. 1, 8.375%, 10/01/06 ...............................      1,490,000        1,580,771
 Burbank RDA, Refunding, Tax Allocation, Series A, 12/01/23,
   6.00% ...........................................................................................      6,500,000        6,807,840
   City Center Redevelopment Project, FSA Insured, 5.50%............................................      5,000,000        5,125,150
 Calexico COP, CRDA, Water and Waste Improvement Project,
 Pre-Refunded, 7.80%, 11/01/13 .....................................................................      5,455,000        5,691,474
 Calexico RDA, Tax Allocation, Refunding, Merged Central Business and
  Residential, FSA Insured, 5.80%, 8/01/24 .........................................................      5,840,000        6,123,240
 Calexico USD, COP, Financing Project, Series 1992, Pre-Refunded,
   7.25%, 9/01/08 ..................................................................................        745,000          794,617
   7.375%, 9/01/17 .................................................................................      3,185,000        3,402,536
 California Counties Lease Financing Authority, COP,
 CSAC Financing Corp., 7.70%, 10/01/09,
   Amador County Project, ETM.......................................................................      2,565,000        3,121,605
   Trinity County Project ..........................................................................      1,295,000        1,316,523
 California Educational Facilities Authority Revenue,
   Chapman College, 7.30%, 1/01/02 .................................................................      1,010,000        1,086,952
   Chapman College, Pre-Refunded, 7.30%, 1/01/02 ...................................................        385,000          423,523
   Chapman College Pre-Refunded, 7.50%, 1/01/18 ....................................................      3,000,000        3,319,740
   Loyola Marymount University, Series B, Pre-Refunded, 6.60%, 10/01/22 ............................      1,100,000        1,227,754
   Refunding, Chapman University, Connie Lee Insured, 5.125%, 10/01/26 .............................     10,000,000        9,772,800
   Refunding, Occidental College, MBIA Insured, 5.625%, 10/01/17 ...................................      5,815,000        6,129,766
   Refunding, Occidental College, MBIA Insured, 5.70%, 10/01/27 ....................................     16,565,000       17,495,125

 California Educational Facilities Authority Revenue, (cont.)
   Refunding, Santa Clara University, MBIA Insured, 5.75%, 9/01/21 .................................   $ 14,550,000     $ 15,426,492
   Refunding, Santa Clara University, MBIA Insured, 5.75%, 9/01/26 .................................     26,815,000       28,430,336
   aRefunding, Stanford University, Series O, 5.125%, 1/01/31 ......................................     22,000,000       21,237,040
   St. Mary's College of California Project, Pre-Refunded, 7.50%, 10/01/20 .........................      2,100,000        2,310,882
   Stanford University, Series N, 5.35%, 6/01/27 ...................................................     21,250,000       21,472,063
   Stanford University, Series N, 5.20%, 12/01/27 ..................................................      2,000,000        1,987,860
   Student Loan Program, Series A, MBIA Insured, 6.00%, 3/01/16 ....................................      6,000,000        6,318,840
 California Health Facilities Financing Authority Revenue,
   Adventist Health System, Series B, MBIA Insured, 6.25%, 3/01/21 .................................      2,930,000        3,103,251
   Catholic Healthcare West, Series A, MBIA Insured, 5.00%, 7/01/17 ................................      5,000,000        4,908,700
   Catholic Healthcare West, Series A, MBIA Insured, 5.125%, 7/01/24 ...............................     10,000,000        9,822,100
   Cedars-Sinai Center, Series A, MBIA Insured, 5.125%, 8/01/17 ....................................      6,105,000        6,085,952
   Cedars-Sinai Medical Center, Series B, MIBA Insured, 5.125%, 8/01/17 ............................      8,355,000        8,278,552
   Cedars-Sinai Center, Series A, MBIA Insured, 5.25%, 8/01/27 .....................................     15,600,000       15,308,592
   Cedars-Sinai Medical Center, Series B, MIBA Insured, 5.25%, 8/01/27 .............................     52,500,000       52,495,800
   CHFCLP Insured, AIDS Hospice Foundation, Pre-Refunded, 7.15%, 1/01/15 ...........................        860,000          921,937
   CHFCLP Insured, American Baptist Homes, Series A, Pre-Refunded, 7.65%, 4/01/14 ..................      6,550,000        6,681,000
   CHFCLP Insured, Association for Retarded Citizens of San Diego, 7.00%, 5/01/21 ..................      3,650,000        3,952,111
   CHFCLP Insured, California Autism Foundation, Inc., Series A, 6.25%, 11/01/20 ...................      3,560,000        3,814,006
   CHFCLP Insured, Cedarknoll Health Facilities, Series B, 7.50%, 8/01/20 ..........................      4,600,000        4,779,124
   CHFCLP Insured, Clinicas Del Camino, Series A, 6.55%, 5/01/25 ...................................      4,500,000        4,935,105
   CHFCLP Insured, Episcopal Homes Foundation Project, Series A, 7.75%, 7/01/06 ....................      2,700,000        2,776,707
   CHFCLP Insured, Episcopal Homes Foundation Project, Series A, 7.80%, 7/01/15 ....................      9,860,000       10,146,827
   CHFCLP Insured, Episcopal Homes Foundation Project, Series A, 7.70%, 7/01/18 ....................      3,425,000        3,522,921
   CHFCLP Insured, Episcopal Homes Foundation Project, Series B, 7.80%, 7/01/06 ....................      7,750,000        7,856,020
   CHFCLP Insured, Episcopal Homes Foundation Project, Series B, 7.85%, 7/01/15 ....................     18,900,000       19,171,215
   CHFCLP Insured, El Proyecto, Series A, 5.50%, 12/01/22 ..........................................      3,350,000        3,376,599
   CHFCLP Insured, Feedback Foundation, Inc., Series A, 6.50%, 12/01/22 ............................      4,240,000        4,579,582
   CHFCLP Insured, Lodi Memorial Hospital Association, Series A, 7.70%, 9/01/10 ....................      4,000,000        4,364,840
   CHFCLP Insured, Marshall Hospital, Series A, 6.625%, 11/01/22 ...................................      3,900,000        4,228,458
   CHFCLP Insured, On Lok Senior Health Services, Series A, 6.40%, 12/01/12 ........................      2,000,000        2,162,380
   CHFCLP Insured, On Lok Senior Health Services, Series A, 6.50%, 12/01/22 ........................      7,525,000        8,127,677
   CHFCLP Insured, Small Facilities Loan, Health Facilities, Series A, 6.75%, 3/01/20 ..............      5,500,000        5,940,660
   CHFCLP Insured, Southern California, Series A, 5.50%, 12/01/22 ..................................      3,070,000        3,101,805
   CHFCLP Insured, South Coast Medical Center, Pre-Refunded, 7.25%, 7/01/15 ........................      3,000,000        3,261,930
   CHFCLP Insured, St. Paul's Episcopal Home, 6.50%, 9/01/14 .......................................      2,595,000        2,823,023
   Community Provider, Pooled Loan Program, Series A, Pre-Refunded, 7.35%, 6/01/20 .................        730,000          793,495
   County Program, Series B, 7.20%, 1/01/12 ........................................................      2,475,000        2,515,491
   Kaiser Permanente, Series A, 7.00%, 10/01/18 ....................................................      5,000,000        5,295,450
   Kaiser Permanente, Series A, 6.75%, 10/01/19 ....................................................      8,870,000        9,355,633
   Kaiser Permanente, Series A, 6.50%, 12/01/20 ....................................................     11,000,000       11,746,240
   Mills-Peninsula Health, Series B, Connie Lee Insured, 5.75%, 1/15/15 ............................      5,665,000        5,898,115
   Pacific Presbyterian Medical Center, Series C, 7.60%, 6/01/15 ...................................     16,950,000       17,872,419
   Pomona Valley Hospital Medical Center, Pre-Refunded, 7.375%, 1/01/14 ............................      4,000,000        4,303,120
   Refunding, Catholic Health Facilities, Series A, MBIA Insured, 6.00%, 7/01/17 ...................      7,300,000        7,909,477
   Refunding, Catholic Health Facilities, Series A, MBIA Insured, 6.00%, 7/01/25 ...................      1,000,000        1,079,310
   Refunding, Catholic Healthcare West, Series A, AMBAC Insured, 5.75%, 7/01/15 ....................     13,000,000       13,829,660
   Refunding, Hospital of the Good Samaritan, 6.90%, 9/01/07 .......................................     13,920,000       15,106,958
   Refunding, Hospital of the Good Samaritan, 7.00%, 9/01/21 .......................................     71,050,000       76,326,884
   Refunding, Insured, AIDS Health Care Foundation, Series C, 6.25%, 9/01/17 .......................      1,750,000        1,860,810
   Refunding, Insured, Small Facilities Loan, Health Facilities, Series B, 7.50%, 4/01/22 ..........      5,000,000        5,885,450
   Refunding, Mills-Peninsula Hospital, Series A, Connie Lee Insured, 5.75%, 1/15/15 ...............     11,500,000       11,973,225
   Refunding, Pomona Valley Hospital, Series A, MBIA Insured, 5.75%, 7/01/15 .......................      4,200,000        4,446,456
   Refunding, Pomona Valley Hospital, Series A, MBIA Insured, 5.625%, 7/01/19 ......................      8,500,000        8,914,630
   Refunding, San Diego Hospital Association, Series A, MBIA Insured, 6.20%, 8/01/20 ...............      8,250,000        8,830,223
   Refunding, St. Francis Medical Center, Series H, AMBAC Insured, 6.35%, 10/01/23 .................      7,000,000        7,750,890
 California Health Facilities Financing Authority Revenue, (cont.)
   Refunding, Sutter/CHS Facility, Series A, MBIA Insured, 5.875%, 8/15/16 .........................    $ 5,750,000      $ 6,152,730
   Refunding, Valleycare Hospital Corp., 5.50%, 5/01/20 ............................................      8,795,000        8,925,782
   San Diego Hospital Association, Series A, 6.95%, 10/01/21 .......................................     21,145,000       22,992,650
   S.C. Presbyterian Health Facilities, Series A, 7.40%, 12/01/18 ..................................      4,485,000        4,631,794
   Scripps Memorial Hospital, Series A, MBIA Insured, 6.375%, 10/01/22 .............................      9,725,000       10,535,871
   Sutter Health, Series A, 6.70%, 1/01/13 .........................................................      7,500,000        7,662,450
   Sutter Health, Series A, FSA Insured, 5.125%, 8/15/17 ...........................................      1,000,000          990,840
   Sutter Health, Series A, FSA Insured, 5.25%, 8/15/27 ............................................      5,300,000        5,299,629
   aSutter Health, Series A, FSA Insured, 5.00%, 8/15/37 ...........................................     35,500,000       34,026,750
   aUCSF-Stanford Health Care, Series A, FSA Insured, 5.00%, 11/15/28 ..............................     24,005,000       23,094,250
   Unihealth America, Series A, AMBAC Insured, 7.625%, 10/01/15 ....................................      1,275,000        1,322,073
   Walden House, State Guaranteed, 6.85%, 3/01/22 ..................................................      3,225,000        3,494,739
 California HFA Revenue,
   Home Mortgage, Series A, 7.75%, 8/01/17 .........................................................      1,960,000        2,048,102
   Home Mortgage, Series A, 8.125%, 8/01/19 ........................................................        405,000          415,255
   Home Mortgage, Series A, 6.55%, 8/01/26 .........................................................      6,975,000        7,514,586
   Home Mortgage, Series A, 7.70%, 8/01/30 .........................................................     11,675,000       12,133,477
   Home Mortgage, Series B, 7.90%, 8/01/09 .........................................................      1,390,000        1,405,179
   Home Mortgage, Series B, 6.90%, 8/01/16 .........................................................      5,945,000        5,988,696
   Home Mortgage, Series B, 8.60%, 8/01/19 .........................................................     12,160,000       12,478,714
   Home Mortgage, Series B, 8.00%, 8/01/29 .........................................................     31,785,000       33,040,508
   Home Mortgage, Series B, AMBAC Insured, 5.25%, 2/01/28 ..........................................      5,530,000        5,444,340
   Home Mortgage, Series C, 8.30%, 8/01/19 .........................................................      1,860,000        1,906,370
   Home Mortgage, Series C, 7.60%, 8/01/30 .........................................................     46,435,000       48,231,570
   Home Mortgage, Series D, 7.75%, 8/01/10 .........................................................      2,505,000        2,601,944
   Home Mortgage, Series D, 7.25%, 8/01/17 .........................................................      1,725,000        1,832,882
   Home Mortgage, Series D, 7.50%, 8/01/20 .........................................................      1,575,000        1,705,111
   Home Mortgage, Series D, 7.50%, 8/01/29 .........................................................     20,360,000       21,152,615
   Home Mortgage, Series D, MBIA Insured, 6.15%, 8/01/28 ...........................................      5,250,000        5,566,208
   Home Mortgage, Series E, 8.35%, 8/01/19 .........................................................     15,660,000       16,042,730
   Home Mortgage, Series E, 7.65%, 8/01/23 .........................................................     12,900,000       13,408,002
   Home Mortgage, Series E, 6.70%, 8/01/25 .........................................................      8,540,000        9,198,349
   Home Mortgage, Series E, 6.375%, 8/01/27 ........................................................     14,090,000       15,176,903
   Home Mortgage, Series E, 7.65%, 8/01/29 .........................................................      6,840,000        7,109,359
   Home Mortgage, Series E, AMBAC Insured, 6.10%, 8/01/29 ..........................................     22,275,000       23,503,912
   Home Mortgage, Series E, MBIA Insured, 6.15%, 8/01/25 ...........................................     17,500,000       18,502,750
   Home Mortgage, Series F, 6.75%, 8/01/11 .........................................................        865,000          924,097
   Home Mortgage, Series F, 7.875%, 8/01/19 ........................................................      1,740,000        1,782,821
   Home Mortgage, Series F-1, 6.875%, 8/01/15 ......................................................      3,350,000        3,649,155
   Home Mortgage, Series F-1, 7.00%, 8/01/26 .......................................................     20,760,000       22,292,711
   Home Mortgage, Series G, 8.15%, 8/01/19 .........................................................      9,780,000       10,017,263
   Home Mortgage, Series G, 7.55%, 8/01/23 .........................................................      6,030,000        6,266,798
   Home Mortgage, Series G, 7.05%, 8/01/27 .........................................................      4,065,000        4,241,665
   Home Mortgage, Series H, 6.25%, 8/01/27 .........................................................     20,325,000       21,743,482
   Home Mortgage, Series I, MBIA Insured, 5.75%, 2/01/29 ...........................................      8,100,000        8,392,815
   Home Mortgage, Series M, MBIA Insured, 5.60%, 8/01/29 ...........................................     21,150,000       21,385,188
   Home Mortgage, Series N, 6.375%, 2/01/27 ........................................................      7,785,000        8,353,616
   Home Mortgage, Series Q, MBIA Insured, 5.85%, 8/01/16 ...........................................      5,000,000        5,262,000
   Home Mortgage, Series R, MBIA Insured, 6.15%, 8/01/27 ...........................................      9,000,000        9,542,070
   Home Mortgage, SF, Series A, 10.25%, 2/01/14 ....................................................        465,000          469,715
   Home Mortgage, SF, Series B, 10.625%, 2/01/14 ...................................................        170,000          171,522
   Housing Revenue, Series A, MBIA Insured, 7.65%, 8/01/24 .........................................      8,780,000        9,110,918
   Housing Revenue, Series B, MBIA Insured, 8.625%, 8/01/15 ........................................      2,340,000        2,440,386
   Housing Revenue, Series E, MBIA Insured, 6.625%, 8/01/14 ........................................      4,365,000        4,758,636
   Housing Revenue, Series E, MBIA Insured, 6.75%, 8/01/26 .........................................     11,855,000       12,901,085
   Housing Revenue, Series F, MBIA Insured, 6.90%, 8/01/26 .........................................     11,345,000       12,428,448
 California HFA Revenue, (cont.)
   MFHR, Series A, AMBAC Insured, 6.25%, 2/01/37 ...................................................    $ 5,000,000      $ 5,328,200
   Multi-Unit Rental Housing, Series A, 6.875%, 2/01/22 ............................................      2,465,000        2,486,889
   Series B-1, Class 1, 5.65%, 8/01/28 .............................................................     13,190,000       13,398,402
 California HFA, SFM,
   Purchase Series A-1, Class 1, 6.05%, 8/01/26 ....................................................     13,935,000       14,633,980
   Refunding, Purchase Series A-2, 6.45%, 8/01/25 ..................................................     11,250,000       12,005,100
   Series C-2, Class 1, 5.65%, 2/01/25 .............................................................     14,585,000       14,840,238
   aSeries C-4, Class 1, 5.65%, 8/01/16 ............................................................      5,000,000        5,155,800
 California Mobilehome Park Financing Authority Revenue, Series A, FSA Insured,
   4.20%, 10/01/98 .................................................................................        105,000          105,331
   4.50%, 10/01/99 .................................................................................        110,000          111,267
   4.65%, 10/01/00 .................................................................................        115,000          117,031
   4.80%, 10/01/01 .................................................................................        120,000          123,101
   4.95%, 10/01/02 .................................................................................        120,000          123,899
   5.05%, 10/01/03 .................................................................................        120,000          124,660
   5.15%, 10/01/04 .................................................................................        125,000          130,964
   5.25%, 10/01/05 .................................................................................        135,000          142,258
   6.25%, 10/01/25 .................................................................................      5,305,000        5,677,146
 California PCFA Revenue,
   PG&E Corp., Series A, 6.625%, 6/01/09 ...........................................................      1,750,000        1,911,630
   Southern California Edison Co., 6.90%, 12/01/17 .................................................      2,510,000        2,736,753
   Southern California Edison Co., Series B, 6.40%, 12/01/24 .......................................     29,000,000       31,494,000
   Southern California Edison Co., Series B, MBIA Insured, 6.40%, 12/01/24 .........................     12,120,000       13,274,551
 California PCFA Revenue, Solid Waste Disposal, Keller
 Canyon Landfill Co. Project, 6.875%, 11/01/27 .....................................................     17,205,000       18,985,029
 California Public Capital Improvements, Financing Authority Revenue, Pooled Projects,
   Joint Powers Agency, Series E, 8.375%, 3/01/03 ..................................................     20,425,000       21,135,177
   Series A, 8.40%, 3/01/08 ........................................................................     56,180,000       58,117,086
   Series A, 8.50%, 3/01/18 ........................................................................    121,300,000      125,530,944
 California Resources Efficiency Financing Authority, COP, Refunding,
   Capital Improvement Program, AMBAC Insured,
   5.625%, 4/01/22 .................................................................................     10,365,000       10,863,038
   5.75%, 4/01/27 ..................................................................................      7,885,000        8,346,273
 California Rural Home Mortgage Finance Authority, SFMR,
  MBS Program, Series A-3, 6.25%, 9/01/29 ..........................................................      5,000,000        5,722,650
 California Special Districts Association Finance Corp., COP,
   Series F, 8.10%, 9/01/10 ........................................................................        150,000          153,384
   Series H, 7.75%, 2/01/15 ........................................................................      1,335,000        1,370,805
   Series H, 7.80%, 2/01/21 ........................................................................      1,500,000        1,540,065
   Series N, 8.30%, 3/01/12 ........................................................................      1,255,000        1,301,397
   Series O, 7.40%, 3/01/17 ........................................................................      1,000,000        1,035,980
 California Special Districts Finance Authority, COP, Series A,
   8.40%, 7/01/05 ..................................................................................     17,545,000       18,025,382
   8.50%, 7/01/18 ..................................................................................     70,000,000       72,013,200
 California Special Districts Lease Financing Program, COP,
   Series C, 7.90%, 4/01/14 ........................................................................        135,000          138,097
   Series E, 7.70%, 12/01/09 .......................................................................        205,000          209,537
   Series E, 7.75%, 12/01/19 .......................................................................        305,000          311,707
 California State Department of Transportation, COP, East Bay State
  Building, Series A, Pre-Refunded, 6.50%, 3/01/16 .................................................      2,000,000        2,165,900
 California State Department of Veteran Affairs, Home Purchase Revenue, Refunding,
   Series A, 5.40%, 12/01/28 .......................................................................      9,580,000        9,603,088
   Series B, 5.50%, 12/01/18 .......................................................................      2,500,000        2,505,975
 California State Department of Water Resources, Central Valley Project, Water System Revenue,
   Series J-1, 6.00%, 12/01/20 .....................................................................      9,580,000       10,059,766
   Series J-2, 6.00%, 12/01/20 .....................................................................     22,865,000       24,010,079
   Series J-3, 6.00%, 12/01/20 .....................................................................     18,945,000       19,893,766
   Series L, 5.75%, 12/01/19 .......................................................................     22,240,000       23,221,006
   Series L, 5.50%, 12/01/23 .......................................................................     52,395,000       53,459,142
   Series L, 5.875%, 12/01/25 ......................................................................     40,070,000       42,101,148
 California State Department of Water Resources, Central Valley Project,
 Water System Revenue, (cont.)
   Series O, 5.00%, 12/01/22 .......................................................................    $ 5,500,000      $ 5,318,005
   Series Q, MBIA Insured, 5.375%, 12/01/27 ........................................................     18,000,000       18,253,800
   Series S, 5.00%, 12/01/29 .......................................................................      9,130,000        8,819,763
 California State GO,
   5.50%, 3/01/20 ..................................................................................      5,500,000        5,641,460
   5.25%, 10/01/20 .................................................................................     11,170,000       11,244,616
   5.75%, 3/01/23 ..................................................................................      7,930,000        8,282,647
   5.125%, 10/01/27 ................................................................................     34,835,000       34,287,742
   FGIC Insured, 5.625%, 10/01/21 ..................................................................     10,000,000       10,422,500
   FGIC Insured, 5.625%, 10/01/26 ..................................................................     52,500,000       54,718,125
   MBIA Insured, 6.00%, 8/01/24 ....................................................................     26,490,000       28,446,816
   Refunding, 5.625%, 9/01/24 ......................................................................     10,650,000       11,088,035
   Refunding, FGIC Insured, 5.00%, 2/01/21 .........................................................     90,000,000       87,369,300
   Refunding, FGIC Insured, 5.00%, 2/01/23 .........................................................    134,050,000      130,324,751
   Refunding, FGIC Insured, 5.00%, 2/01/25 .........................................................     75,985,000       73,156,078
   Refunding, FGIC Insured, 5.375%, 6/01/26 ........................................................      7,500,000        7,631,625
   Series 1992, FGIC Insured, 5.75%, 11/01/17 ......................................................      5,000,000        5,236,300
   Series 1992, FGIC Insured, 6.00%, 8/01/19 .......................................................      5,000,000        5,383,550
   Series 1994, 6.00%, 3/01/24 .....................................................................      7,000,000        7,419,510
   Series 1994, 6.00%, 5/01/24 .....................................................................     30,290,000       32,136,478
   Various Purposes, 5.50%, 4/01/15 ................................................................     21,920,000       22,664,622
   Various Purposes, 5.75%, 3/01/19 ................................................................     22,550,000       23,579,408
   Various Purposes, 5.90%, 4/01/23 ................................................................     45,250,000       47,574,040
   Various Purposes, AMBAC Insured, 5.90%, 3/01/25 .................................................     15,760,000       16,691,416
   Various Purposes, FSA Insured, 5.50%, 4/01/19 ...................................................      6,500,000        6,651,320
   Various Purposes, MBIA Insured, 6.00%, 10/01/21 .................................................      5,430,000        5,755,691
 California State GO, Veterans Bonds,
   Series BD, BE, and BF, 6.40%, 2/01/22 ...........................................................     29,000,000       29,629,300
   Series BD, BE, and BF, 6.55%, 2/01/25 ...........................................................     27,665,000       28,268,097
   Series BD, BE, and BF, AMBAC Insured, 6.20%, 2/01/16 ............................................     11,500,000       11,748,400
   Series BD, BE, and BF, AMBAC Insured, 6.375%, 2/01/27 ...........................................     45,000,000       45,976,500
   Series BH, 5.50%, 12/01/18 ......................................................................     44,250,000       44,842,065
   Series BH, 5.60%, 12/01/32 ......................................................................     44,235,000       44,835,711
   Series BH, FSA Insured, 5.40%, 12/01/16 .........................................................      8,250,000        8,313,278
   Series BH, FSA Insured, 5.50%, 12/01/24 .........................................................     22,265,000       22,318,213
 California State HFA, Mortgage Revenue, Series L, MBIA Insured, 6.40%, 8/01/27 ....................     16,495,000       17,745,486
 California State Local Government Finance Authority Revenue,
 Marin Valley, Series A, FSA Insured, 5.85%, 10/01/27 ..............................................      6,735,000        7,200,456
 California State Public Works Board, Lease Revenue,
   California Science Center, Series A, 5.25%, 10/01/22 ............................................      8,645,000        8,527,687
   California State University, Various Projects, Series A, 6.30%, 10/01/04 ........................      5,250,000        5,802,615
   California State University, Various Projects, Series A, 6.375%, 10/01/05 .......................      6,815,000        7,523,487
   California State University, Various Projects, Series A, 6.50%, 10/01/06 ........................     10,695,000       11,791,558
   California State University, Various Projects, Series A, 6.375%, 10/01/14 .......................     11,480,000       12,694,814
   California State University, Various Projects, Series A, 6.375%, 10/01/19 .......................      2,150,000        2,372,418
   Department of Corrections, California State Prison at Coalinga, Series B,
  MBIA Insured, 5.375%, 12/01/19 ...................................................................     15,250,000       15,463,805
   Department of Corrections, Corcoran II Facility, Series A,
 AMBAC Insured, 5.25%, 1/01/21 .....................................................................     17,405,000       17,403,434
   Department of Corrections, Series A, AMBAC Insured, 5.75%, 9/01/21 ..............................      5,100,000        5,210,313
   Department of Justice Building, Series A, FSA Insured, 5.80%, 5/01/15 ...........................      5,500,000        5,831,815
   Department of Justice Building, Series A, FSA Insured, 5.625%, 5/01/20 ..........................      5,000,000        5,219,350
   Franchise Tax Board, Phase II, Series A, 6.25%, 9/01/11 .........................................      7,725,000        8,237,322
   aRefunding, Department of Corrections,
  Series B, MBIA Insured, 5.00%, 9/01/21 ...........................................................     46,610,000       45,353,861
   Refunding, University of California, Various Projects, Series A, 5.50%, 6/01/21 .................     14,000,000       14,213,920
   Refunding, Various California Community Colleges, Series A, 5.90%, 4/01/17 ......................      8,320,000        8,896,493
   Refunding, Various University of California Projects, Series A, 5.00%, 6/01/23 ..................     23,175,000       22,275,347
   Southern California Veterans Home, Series A, Pre-Refunded, 6.375%, 10/01/08 .....................      3,000,000        3,404,130
   Southern California Veterans Home, Series A, Pre-Refunded, 6.50%, 10/01/14 ......................      3,750,000        4,281,525
 California State Public Works Board, Lease Revenue, (cont.)
   University of California, Various Projects, Series A, 6.375%, 11/01/14 ..........................   $ 23,130,000     $ 25,653,946
   University of California, Various Projects, Series B, 6.625%, 12/01/14 ..........................      7,415,000        8,345,063
   University of California, Various Projects, Series B, 5.50%, 6/01/19 ............................     13,000,000       13,276,380
   Various Community College Projects, Series A, 5.625%, 12/01/18 ..................................      7,535,000        7,710,716
 California State University Foundation Revenue, Hayward Auxiliary Organization,
  MBIA Insured, Pre-Refunded, 6.25%, 8/01/20 .......................................................      2,185,000        2,465,073
 California State University Headquarters, Building Authority, Lease Revenue,
 Series B, MBIA Insured, 5.25%, 9/01/22 ............................................................      6,850,000        6,849,658
 California State Veterans Bonds,
   aSeries BN, 5.375%, 12/01/21 ....................................................................     24,870,000       24,720,780
   aSeries BM, 5.45%, 12/01/25 .....................................................................     36,635,000       36,704,973
 California Statewide CDA
   Lease Revenue, Refunding, Oakland Convention Center Project,
   MBAC Insured, 5.50%, 10/01/14 ...................................................................     10,000,000       10,259,600
   Lease Revenue, Special Facilities, United Airlines, Series A, 5.70%, 10/01/33 ...................      7,850,000        7,935,722
   Lease Revenue, Special Facilities, United Airlines, Los Angeles, 5.625%, 10/01/34 ...............     19,670,000       19,760,679
   MFHR, Borregas Court Project, Series J, 6.30%, 3/20/39 ..........................................      7,476,000        7,907,066
   MFHR, Series E, 6.40%, 6/01/28 ..................................................................      8,000,000        8,490,160
   Water Revenue, Refunding, Series A, 6.10%, 7/01/21 ..............................................      4,615,000        4,871,179
 California Statewide CDA Revenue, COP,
   6.10%, 12/01/15 .................................................................................      2,255,000        2,435,851
   California Lutheran Homes, 5.75%, 11/15/15 ......................................................      5,000,000        5,217,700
   Catholic Health Care West, MBIA Insured, 5.50%, 7/01/23 .........................................     11,240,000       11,440,297
   Cedars-Sinai Medical Center, 6.75%, 8/01/22 .....................................................     23,530,000       24,668,381
   CHFCLP Insured, 5.90%, 8/01/21 ..................................................................      4,000,000        4,233,560
   CHFCLP Insured, 7.25%, 12/01/22 .................................................................      5,120,000        5,921,229
   CHFCLP Insured Health Facilities, AIDS Project, Series A, 6.25%, 8/01/22 ........................      2,590,000        2,746,825
   CHFCLP Insured Health Facilities, Children's Campus, 6.375%, 9/01/12 ............................      2,765,000        2,972,956
   CHFCLP Insured Health Facilities, Children's Campus, 6.50%, 9/01/22 .............................      3,000,000        3,231,660
   CHFCLP Insured Health Facilities, Eskaton Properties, 6.75%, 5/01/21 ............................      9,600,000       10,391,520
   CHFCLP Insured Health Facilities, Unihealth, Series A, AMBAC Insured, 5.75%, 10/01/25 ...........     36,000,000       37,555,920
   Gemological Institute, Connie Lee Insured, 6.00%, 5/01/15 .......................................      5,365,000        5,732,288
   Gemological Institute, Connie Lee Insured, 6.00%, 5/01/20 .......................................      3,775,000        4,010,220
   Gemological Institute, Connie Lee Insured, 6.00%, 5/01/25 .......................................      4,755,000        5,051,284
   Refunding, CHFCLP Insured Hospital, Triad Health Care, 6.25%, 8/01/06 ...........................      2,000,000        2,151,480
   Refunding, CHFCLP Insured Hospital, Triad Health Care, 6.50%, 8/01/22 ...........................     80,230,000       86,671,667
   Refunding, CHFCLP Insured, Retirement Housing Foundation, 6.625%, 4/15/12 .......................      7,000,000        7,573,510
   Refunding, CHFCLP Insured, Retirement Housing Foundation, 6.75%, 4/15/22 ........................     16,000,000       17,309,760
   Refunding, Health Facilities, Barton Memorial Hospital, Series B, 6.40%, 12/01/05 ...............        250,000          270,058
   Refunding, St. Joseph Health System, 5.125%, 7/01/17 ............................................      5,000,000        4,930,400
   Refunding, St. Joseph Heath System, 5.25%, 7/01/21 ..............................................      7,750,000        7,708,073
   Refunding, Sutter Health Obligated Group, AMBAC Insured, 6.00%, 8/15/09 .........................      6,465,000        6,911,667
   Refunding, Sutter Health Obligated Group, AMBAC Insured, 6.125%, 8/15/22 ........................      9,330,000       10,020,233
   Refunding, Sutter Health Obligated Group, MBIA Insured, 5.50%, 8/15/23 ..........................     14,000,000       14,253,260
   Salk Institute, Connie Lee Insured, 6.20%, 7/01/24 ..............................................      7,065,000        7,574,669
   Sisters Charity Leavenworth, 5.00%, 12/01/23 ....................................................     11,375,000       10,944,798
   St. Joseph Health System Group, Pre-Refunded, 6.50%, 7/01/15 ....................................      8,395,000        9,549,816
   St. Joseph Health System Group, Pre-Refunded, 6.625%, 7/01/21 ...................................     12,500,000       14,304,375
   Sutter Health Obligation Group, MBIA Insured, 5.50%, 8/15/22 ....................................     25,520,000       26,270,798
 California Statewide Community Development Corp., COP,
   CHFCLP Insured, Villaview Community Hospital, 7.00%, 9/01/09 ....................................      4,485,000        4,911,210
   Pacific Homes, Series A, 6.00%, 4/01/17 .........................................................      6,270,000        6,621,057
 California Urban Waterfront Area Restoration, 7.40%, 10/01/20 .....................................      2,575,000        2,692,884
 a California Valley HFA Revenue Home Mortgage, MBIA Insured, 5.65%, 2/01/27 .......................     20,000,000       20,204,600
 Camarillo COP, Capital Improvement Corp., Pre-Refunded, 7.625%, 4/01/08 ...........................      4,820,000        5,093,535
 Cambria Community Services, Sewer and Water District Revenue,
    Refunding, BIG Insured, Pre-Refunded, 7.40%, 5/01/15 ...........................................        940,000          994,962
 Cambria Community Services, Sewer District Revenue, Refunding, BIG Insured,
    Pre-Refunded, 7.40%, 5/01/15 ...................................................................      1,570,000        1,661,798
 Campbell COP, Refunding, Civic Center Project,
   MBIA Insured, 5.25%, 10/01/28 ...................................................................      6,260,000        6,259,937
   Series 1991, Pre-Refunded, 6.75%, 10/01/17 ......................................................      1,410,000        1,554,962
 Campbell Housing Facility Revenue, San Tomas Gardens Project, Series A, 6.625%, 10/20/34 ..........      5,615,000        5,991,037
 Campbell USD, Series A, MBIA Insured, 6.25%, 8/01/19 ..............................................    $ 3,250,000      $ 3,580,558
 Camrosa Water District, COP, Water System Improvement Projects, MBIA Insured, 6.00%, 1/15/20 ......      5,120,000        5,498,726
 Capistrano Bay Park and Recreation District, COP, Special Lease Finance, Series Q, 6.35%, 8/01/12 .      2,800,000        2,875,488
 Capistrano Unified Public Financing Authority, Special Tax Revenue, Refunding,
    First Lien, Series A, AMBAC Insured, 5.70%, 9/01/20 ............................................     10,640,000       11,150,188
 Carlsbad COP, Carlsbad Public Improvement Corp., Pre-Refunded, 8.00%, 8/01/08 .....................      3,000,000        3,101,580
 Carson RDA, Refunding, Project Area No. 1, Series 1992, 6.375%,
   10/1/12..........................................................................................      3,965,000        4,247,189
   10/1/16..........................................................................................      1,565,000        1,669,839
 Castaic Lake Water Agency, COP, Water System Improvement Project,
    Refunding, Series A, MBIA Insured,
   6.125%, 8/01/15 .................................................................................     11,540,000       12,569,022
   6.00%, 8/01/18 ..................................................................................      5,345,000        5,755,015
 Cathedral City Public Financing Authority Revenue, Refunding,
   Tax Allocation, Redevelopment Projects, Series A, MBIA Insured,
  5.70%, 8/01/24 ...................................................................................     11,210,000       11,745,838
 Central San Joaquin Water Conservation District, COP, Series 1990, 7.65%, 12/01/18 ................      5,800,000        6,132,920
 Cerritos Public Financing Authority Revenue, Los Coyotes Redevelopment Project,
   Loan, Series A, AMBAC Insured, 5.75%, 11/01/22 ..................................................      5,500,000        5,774,945
 Chaffey Community College District, COP, 7.40%, 11/01/14 ..........................................      5,000,000        5,617,600
 Chico Public Financing Authority Revenue, Southeast Chico Redevelopment Project,
    Series A, FGIC Insured, 6.625%, 4/01/21 ........................................................      1,955,000        2,074,959
 Chico RDA Revenue, COP, Insured Health Facilities, Sierra Sunrise Lodge,
   6.80%, 2/01/11 ..................................................................................      4,110,000        4,400,988
   6.75%, 2/01/21 ..................................................................................      2,800,000        2,992,248
 Chino RDA, Tax Allocation, Central City Redevelopment Project, 7.00%, 9/01/22 .....................      9,980,000       10,801,055
 Chino USD, COP,
   Land Acquisition, Series C, BIG Insured, Pre-Refunded, 7.45%, 9/01/24 ...........................      2,620,000        2,803,505
   Land Acquisition, Series D, BIG Insured, 7.45%, 9/01/24 .........................................      7,800,000        8,081,892
   Land Acquisition, Series E, BIG Insured, 7.50%, 9/01/24 .........................................        515,000          533,602
   Land Acquisition, Series G, BIG Insured, Pre-Refunded, 7.35%, 9/01/24 ...........................      2,510,000        2,682,362
   Refunding, Capital Construction Project, Series A, Pre-Refunded, 8.00%, 9/01/04 .................      8,320,000        8,631,334
 Clayton 1915 Act, Limited Obligation, Contra Costa County, Oakhurst Country Club,
   8.10%, 9/02/01 ..................................................................................        150,000          155,663
   8.20%, 9/02/02 ..................................................................................        215,000          223,112
   8.25%, 9/02/03 ..................................................................................        220,000          228,252
   8.30%, 9/02/04 ..................................................................................        285,000          295,628
   8.30%, 9/02/05 ..................................................................................        330,000          342,167
   8.35%, 9/02/06 ..................................................................................        315,000          326,545
   8.35%, 9/02/07 ..................................................................................        390,000          404,161
   8.375%, 9/02/08 .................................................................................        410,000          424,653
   8.375%, 9/02/09 .................................................................................        440,000          455,633
   8.40%, 9/02/10 ..................................................................................         50,000           51,771
   8.40%, 9/02/11 ..................................................................................        445,000          460,873
   8.40%, 9/02/12 ..................................................................................        525,000          543,617
   8.40%, 9/02/13 ..................................................................................        600,000          621,276
 Clayton Special Tax, CFD No. 90-1, Pre-Refunded, 8.60%, 9/02/22 ...................................      6,295,000        7,068,467
 Clovis CDA, Tax Allocation, Pre-Refunded, 7.625%, 8/01/15 .........................................      3,000,000        3,097,950
 Clovis COP, 7.20%, 8/01/11 ........................................................................      2,670,000        2,892,197
 Coachella RDA, Refunding, Tax Allocation, Project Area No. 4, Pre-Refunded, 8.45%, 9/01/20 ........      1,750,000        1,959,003
 Coachella Valley COP, ID No. 71, Storm Water District, Flood Central Project,
   Pre-Refunded, 6.75%, 10/01/12 ...................................................................      3,000,000        3,366,690
 Coachella Valley USD, COP, 8.25%, 9/01/12 .........................................................      6,375,000        6,829,091
 Coalinga Public Financing Authority Revenue, Series B, 6.625%, 9/15/21 ............................      8,120,000        8,317,154
 Coastside County Water District, 1915 Act, Refunding, Crystal Springs Project, 4.40%, 9/02/99 .....        800,000          798,992
 Colma 1915 Act, Refunding, Local ID No. 1,
   4.40%, 9/02/98 ..................................................................................        330,000          330,528
   4.70%, 9/02/99 ..................................................................................        425,000          427,176
   4.90%, 9/02/00 ..................................................................................        440,000          444,466
 Colton Public Financing Authority Revenue, Tax Allocation, 7.60%, 5/15/19,
   Series A ........................................................................................     20,830,000       21,078,710
   Series B ........................................................................................      5,855,000        5,924,909
 Colton RDA, MFR, Seniors Housing Project, Series A, 7.75%, 7/01/22 ................................      4,100,000        4,270,519
 Colusa County COP, ABAG Finance Corp., Series B, 7.00%, 2/01/18 ...................................    $ 1,555,000      $ 1,652,778
 Commerce Energy Authority Revenue, Refunding, Collateralized, 8.75%, 7/01/10 ......................     31,825,000       37,939,219
 Commerce Joint Powers Financing Authority, Lease Revenue, Community Center,
   Series A, 6.25%, 10/01/22 .......................................................................      4,000,000        4,269,640
 Commerce RDA, Tax Allocation, Project Area No. 1, Series A,
   ETM, 7.60%, 8/01/98 .............................................................................      1,000,000        1,012,800
   Pre-Refunded, 7.70%, 8/01/99 ....................................................................      1,655,000        1,709,433
   Pre-Refunded, 7.75%, 8/01/00 ....................................................................      1,420,000        1,466,931
   Pre-Refunded, 8.00%, 8/01/10 ....................................................................     16,000,000       16,541,760
 Compton COP, Refunding, Civic Center & Capital Improvement, Series A, 5.50%, 9/01/15 ..............      5,000,000        5,046,150
 Compton CRDA, Tax Allocation,
   Series 1, FSA Insured, 6.75%, 8/01/13 ...........................................................      7,375,000        7,862,561
   Walnut Industrial Park, Series 1985, AMBAC Insured, Pre-Refunded, 10.20%, 8/01/09 ...............     13,000,000       14,445,990
 Compton Sewer Revenue, Series 1993,
   6.60%, 7/01/12 ..................................................................................      1,405,000        1,511,569
   6.75%, 7/01/23 ..................................................................................      4,535,000        4,898,934
 Concord RDA, Refunding, Tax Allocation, Central Concord Redevelopment Project,
    Sub-Series A, 6.00%, 7/01/19 ...................................................................      8,395,000        8,616,964
 Contra Costa County, COP,
   Refunding, Capital Projects Program, AMBAC Insured, 5.25%, 2/01/21 ..............................      6,570,000        6,596,411
   Refunding, Merrithew Memorial Hospital Project, MBIA Insured, 5.50%, 11/01/22 ...................     11,000,000       11,332,090
   Series 1994, 6.50%, 8/01/24 .....................................................................      4,500,000        4,833,675
 Contra Costa County MFHR, Refunding, Byron Park Project, Series C,
   GNMA Secured, 6.40%, 1/20/31 ....................................................................      5,930,000        6,364,017
 Contra Costa Transportation Authority Revenue, Sales Tax, Series A,
   6.875%, 3/01/07 .................................................................................     13,900,000       15,722,707
   FGIC Insured, 6.50%, 3/01/09 ....................................................................      1,000,000        1,105,390
 Contra Costa Water District Revenue, Refunding, Series F, FGIC Insured, 5.00%, 10/01/20 ...........      5,000,000        4,836,100
 Corcoran Hospital District Revenue, Series A, 6.55%, 7/01/12 ......................................      1,360,000        1,459,470
 Corona 1915 Act,
   AD No. 79-2, Northeast Area, Series B, 7.625%, 9/02/98 ..........................................        740,000          747,074
   AD No. 79-2, Northeast Area, Series B, 7.75%, 9/02/99 ...........................................        760,000          784,358
   AD No. 79-2, Northeast Area, Series B, 7.80%, 9/02/00 ...........................................        810,000          841,550
   AD No. 79-2, Northeast Area, Series B, 7.80%, 9/02/01 ...........................................        875,000          908,530
   AD No. 79-2, Northeast Area, Series B, 7.85%, 9/02/02 ...........................................        940,000          975,805
   AD No. 79-2, Northeast Area, Series B, 7.85%, 9/02/03 ...........................................      1,000,000        1,037,670
   AD No. 79-2, Northeast Area, Series B, 7.85%, 9/02/04 ...........................................      1,075,000        1,115,044
   Refunding, AD No. 79-2 & 80-1, 8.10%, 9/02/99 ...................................................      1,390,000        1,441,083
   Refunding, AD No. 79-2 & 80-1, 8.10%, 9/02/00 ...................................................      1,500,000        1,560,240
   Refunding, AD No. 79-2 & 80-1, 8.10%, 9/02/01 ...................................................      1,595,000        1,658,034
   Refunding, AD No. 79-2 & 80-1, 8.10%, 9/02/02 ...................................................      1,690,000        1,756,079
   Refunding, AD No. 79-2 & 80-1, 8.10%, 9/02/03 ...................................................      1,800,000        1,869,624
   Refunding, AD No. 79-2 & 80-1, 8.10%, 9/02/04 ...................................................      1,885,000        1,957,120
 Corona COP,
   Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ................................     15,000,000       21,275,700
   Refunding, Vista Hospital System, Series C, 9.50%, 7/01/20 ......................................     22,325,000       26,724,811
 Corona RDA, Tax Allocation, Refunding, Redevelopment Project Area A,
   Series A, GIC Insured, 6.25%, 9/01/16 ...........................................................      3,000,000        3,281,730
 Corona-Norco USD, Lease Revenue, Land Acquisition, Series A, FSA Insured, 6.00%, 4/15/29 ..........     18,435,000       19,641,939
 Corona-Norco USD, Special Tax, CFD No. 88-1, Pre-Refunded, 7.55%, 10/01/14 ........................      5,195,000        5,618,756
 CSAC Finance Corp., COP, Sutter County, Health Facilities Program, 7.80%, 1/01/21 .................      2,100,000        2,116,443
 Cucamonga School District, COP, Pre-Refunded, 7.60%, 12/01/15 .....................................      1,750,000        1,887,323
 Culver City Redevelopment Finance Authority Revenue, Subordinated Lien,
   Project Loans, Series B, Pre-Refunded
   7.50%, 12/01/08 .................................................................................      1,630,000        1,749,821
   7.60%, 12/01/15 .................................................................................      7,955,000        8,552,421
   AMBAC Insured, 7.50%, 12/01/08 ..................................................................      3,370,000        3,631,950
   AMBAC Insured, 7.60%, 12/01/15 ..................................................................     16,445,000       17,749,417
 Culver City USD, MBIA Insured, 5.75%, 8/01/36 .....................................................      5,000,000        5,258,000

 Cupertino COP,
   Memorial Park Expansion Project, Bank Qualified, Pre-Refunded, 7.25%, 7/01/10 ...................    $ 4,110,000      $ 4,468,844
   Refunding, Series A, 5.75%, 1/01/16 .............................................................      5,000,000        5,080,400
   Refunding, Series B, 6.25%, 7/01/10 .............................................................      3,535,000        3,747,913
 Cypress COP, Civic Center, Refunding & Improvement Project, 6.80%, 8/01/17 ........................      3,440,000        3,626,001
 Desert Hot Springs RDA, Tax Allocation, Redevelopment Project No. 2, Series A, 6.625%, 9/01/20 ....      1,230,000        1,323,652
 Downey Community Development Commission, Tax Allocation, Refunding,
   Downey Redevelopment Project, MBIA Insured, 5.125%,
   8/01/20..........................................................................................      2,770,000        2,742,522
   8/01/28..........................................................................................      4,120,000        4,041,967
 Duarte COP, City Civic Center, Refunding, 7.00%, 6/15/22 ..........................................      5,370,000        5,793,210
 Duarte RDA, Refunding, Tax Allocation, Las Lomas Redevelopment Project, 8.00%, 8/01/07 ............      1,820,000        1,853,943
 East Bay MUD, Water System Revenue, Refunding, 6.00%, 6/01/20 .....................................     15,100,000       16,135,105
 East Bay Regional Park District, Pre-Refunded,
   Series 1989, 6.25%, 9/01/13 .....................................................................      1,220,000        1,251,025
   Series C, FGIC Insured, 6.00%, 9/01/20 ..........................................................      3,390,000        3,745,306
 East Side Union High School District, Santa Clara County, Series D, FGIC Insured, 5.80%, 9/01/21 ..      9,100,000        9,574,474
 Eastern Municipal Water District Revenue, Water and Sewer, COP,
   Refunding, Series A, FGIC Insured, 6.30%, 7/01/20 ...............................................      7,975,000        8,484,603
   Series 1991, 6.00%, 7/01/23 .....................................................................      3,500,000        3,699,675
   Series 1991, MBIA Insured, 6.00%, 7/01/23 .......................................................      3,750,000        3,970,950
 Eden Township Hospital District Revenue, COP, Insured Health Facility,
    Eden Hospital Health Services Corp., Pre-Refunded,
  7.80%, 7/01/18 ...................................................................................     10,975,000       11,303,701
 El Cajon RDA, Tax Allocation, Refunding, Redevelopment Project,
   AMBAC Insured, 5.35%, 10/01/22 ..................................................................     11,285,000       11,304,072
 El Camino Hospital District Revenue, Refunding, Series A, ETM, 7.25%, 8/15/09 .....................      8,945,000       10,618,431
 El Dorado County Board Authority Lease Revenue, Capital Facilities Project,
   Pre-Refunded, 7.40%, 11/01/09 ...................................................................      5,500,000        6,045,655
 El Dorado Union High School District, COP, Capital Projects, 6.30%, 8/01/12 .......................      3,390,000        3,579,230
 El Monte Public Financing Authority Revenue, Tax Allocation, Downtown
   El Monte Redevelopment Project, Series A,
  6.35%, 12/01/23 ..................................................................................      2,510,000        2,640,470
 Emeryville Public Financing Authority Revenue, Incremental Lien, 6.20%, 9/01/25 ...................      6,085,000        6,456,672
 Empire Union School District, COP, Garst School Supplies Financing Project, 6.75%, 12/01/17 .......      1,165,000        1,237,673
 Empire Union School District, Refunding, Special Tax, CFD No. 1987-1,
   Series A, MBIA Insured, 6.50%, 10/01/17 .........................................................      2,700,000        2,950,155
 Escondido COP, Escondido Mobile Home Park,
   7.25%, 3/01/07 ..................................................................................      1,000,000        1,059,330
   7.40%, 3/01/21 ..................................................................................      4,910,000        5,203,127
 Escondido COP, Refunding, Wastewater Project, AMBAC Insured, 9/01/26,
   5.70% ...........................................................................................     13,465,000       14,166,123
   5.80% ...........................................................................................        400,000          424,036
 Fairfield 1915 Act, Green Valley Road/Mangels Boulevard, 8.00%, 9/02/11 ...........................        950,000          982,766
 Fairfield 1915 Act, North Cordelia ID, 8.00%, 9/02/11 .............................................        310,000          320,692
 Fairfield Public Financing Authority Revenue, Fairfield Redevelopment Projects,
    Series A, 7.80%, 8/01/19 .......................................................................      2,145,000        2,189,959
 Fairoaks Fire Protection District, COP, 8.00%, 12/01/15 ...........................................      1,960,000        2,110,940
 Fallbrook Union High School District, San Diego County, Series A, MBIA Insured, 6.25%, 9/01/19 ....      6,000,000        6,615,960
 Fillmore COP, Water System Improvement Project, AMBAC Insured, 7.70%, 5/01/19 .....................      2,590,000        3,073,449
 Folsom Public Financing Authority Revenue, Local Agency,
   7.25%, 10/01/10 .................................................................................      3,000,000        3,168,870
   8.00%, 10/01/18 .................................................................................      7,590,000        7,753,944
 Folsom Special Tax, Pre-Refunded,
   CFD No. 2, 7.60%, 12/01/09 ......................................................................      3,910,000        4,216,818
   CFD No. 2, 7.70%, 12/01/19 ......................................................................      3,950,000        4,266,277
 Fontana Public Financing Authority Revenue, Tax Allocation, North Fontana Redevelopment,
   Series B, 6.30%, 1/15/24 ........................................................................      1,905,000        1,948,205
   Subordinated Lien, Series A, Pre-Refunded, 7.65%, 12/01/09 ......................................      2,000,000        2,273,400
   Subordinated Lien, Series A, Pre-Refunded, 7.75%, 12/01/20 ......................................     11,005,000       12,546,470
 Fontana RDA, Tax Allocation, Refunding, Jurupa Hills Redevelopment Project, Series A,
   5.50%, 10/01/27 .................................................................................     12,500,000       12,542,125
   Pre-Refunded, 7.10%, 10/01/23 ...................................................................     10,000,000       11,364,500

 Fontana Special Tax, CFD No. 2, Series B, 8.50%, 9/01/17 ..........................................   $ 31,750,000     $ 32,825,373
 Foothill-De Anza Community College District, COP, Parking Structure Project, Pre-Refunded,
   8.20%, 7/01/08 ..................................................................................      1,690,000        1,759,003
   8.25%, 7/01/18 ..................................................................................      3,110,000        3,237,355
 Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue, Senior Lien, Series A,
   6.50%, 1/01/32 ..................................................................................    108,175,000      117,029,124
   6.00%, 1/01/34 ..................................................................................    132,495,000      137,870,322
   5.00%, 1/01/35 ..................................................................................      8,750,000        8,087,888
 Fort Bragg COP, Capital Improvement Authority, Pre-Refunded, 7.85%, 8/01/14 .......................      2,120,000        2,190,744
 Fort Bragg RDA Revenue, Tax Allocation, Fort Bragg Redevelopment Project,
   Series A, 6.875%,5/01/18 ........................................................................      2,015,000        2,144,605
 Fortuna and Susanville Cities, COP, Series B, 7.375%, 9/01/17 .....................................      2,000,000        2,145,800
 Fremont COP, Park Facilities Corp., 6.75%, 8/01/11 ................................................      6,035,000        6,182,797
 Fremont COP, Series A, MBIA Insured, 5.90%, 8/01/25 ...............................................      8,320,000        8,623,846
 Fremont RDA, Tax Allocation, Irvington Redevelopment Project, 7.75%, 8/01/06 ......................      1,980,000        2,019,382
 Fresno County COP, American Avenue Landfill Project,
   ETM, 7.60%, 11/01/98 ............................................................................        275,000          281,221
   ETM, 7.75%, 11/01/99 ............................................................................        295,000          312,435
   ETM, 7.90%, 11/01/00 ............................................................................        320,000          349,853
   ETM, 8.00%, 11/01/01 ............................................................................        345,000          389,333
   Pre-Refunded, 8.25%, 11/01/13 ...................................................................      7,185,000        8,353,928
 Fresno County HFR, Mortgage Loans, Series A, 12.50%, 9/15/12 ......................................         25,000           25,793
 Fresno County Office of Education, COP, Capital Outlay Financing Program,
    Series C, 7.50%, 12/01/10 ......................................................................      2,470,000        2,642,530
 Fresno Health Facilities Revenue, Holy Cross Health Systems Corp., MBIA Insured,
   5.625%, 12/01/15 ................................................................................      5,000,000        5,212,650
 Fresno IDR, Refunding, Civic Center Square Project, 8.60%, 4/01/08 ................................      3,000,000        3,041,640
 Fresno RDA Revenue, Tax Allocation, Mariposa Redevelopment Project,
   Series A, 6.625%, 2/01/23 .......................................................................      1,505,000        1,585,954
 Fresno USD, COP, Project Phase VI, Series A, Pre-Refunded, 7.20%, 5/01/11 .........................      7,065,000        7,816,575
 Galt 1915 Act, AD No. 9, 7.75%, 9/02/24 ...........................................................      5,775,000        5,972,736
 Galt COP, Waste Water Improvement, 7.80%, 9/01/10 .................................................      3,340,000        3,579,812
 Galt Middle School, Joint Powers Authority, Special Tax, CFD No. 1, 8.00%, 9/01/15 ................      3,980,000        4,020,039
 Glendale USD, COP, Series A, AMBAC Insured, 6.00%, 3/01/19 ........................................      7,250,000        7,742,928
 Grand Terrace Public Financing Authority, Series A, Pre-Refunded, 7.85%, 6/01/21 ..................      2,945,000        3,320,870
 Grass Valley Hospital Revenue, Insured, Sierra Nevada Memorial Hospital, 7.25%, 4/01/19 ...........      3,000,000        3,137,040
 Hawaiian Gardens Public Finance Authority, Tax Allocation, Pre-Refunded, Series 1988,
    Pre-Refunded, 7.90%, 12/01/13 ..................................................................      9,375,000        9,818,438
 Hawaiian Gardens RDA, Refunding, Tax Allocation, Project No. 1,
   6.35%, 12/01/33 .................................................................................     13,000,000       13,675,740
   ETM, 8.00%, 12/01/10 ............................................................................      7,240,000        8,727,965
 Hawthorne CRDA, Tax Allocation, Hawthorne Redevelopment Project No. 2,
   Pre-Refunded, 7.875%, 7/01/15 ...................................................................      2,250,000        2,317,793
 Hemet USD, COP, Series 1991, Pre-Refunded, 8.00%, 12/01/13 ........................................      4,000,000        4,593,920
 Hemet Valley Hospital District Revenue, COP, Hemacinto Community Corp. Project,
    Series A, 7.75%, 5/01/19 .......................................................................      2,620,000        2,721,158
 Hemet Valley Hospital District Revenue, Moreno Valley Regional Medical Center,
   Series A, Pre-Refunded,
   8.25%, 7/01/05 ..................................................................................      3,115,000        3,211,658
   8.50%, 7/01/18 ..................................................................................     22,490,000       23,201,359
 Hesperia Public Financing Authority Revenue, Highway and Street Improvement,
   Series A, 6.10%, 10/01/10 .......................................................................      1,600,000        1,693,296
 Hesperia Water District, COP, Refunding, Water Facilities Improvement Project,
    FGIC Insured, 7.15%, 6/01/26 ...................................................................      5,000,000        5,539,800
 Highland Special Tax, CFD No. 90-1, Series A, Pre-Refunded,
   8.50%, 9/01/10 ..................................................................................      2,000,000        2,078,880
   8.60%, 9/01/15 ..................................................................................      3,000,000        3,119,550
 Hollister RDA, Tax Allocation, Community Development Project,
   Series 1989, Pre-Refunded, 7.55%, 10/01/13 ......................................................      2,000,000        2,144,240
   Series B, FSA Insured, 6.625%, 10/01/07 .........................................................      1,905,000        2,076,869
   Series B, FSA Insured, 6.75%, 10/01/13 ..........................................................      1,495,000        1,634,349
 Huntington Beach COP, Refunding, Emerald Cove Senior Citizens
    Housing Project, 7.00%, 9/01/21 ................................................................      3,655,000        3,781,280
 Huntington Beach Public Financing Authority Revenue,
    Huntington Beach Redevelopment Projects,
   Refunding, Series 1992, 7.00%, 8/01/24 ..........................................................      2,630,000        2,738,435
   Series A, Pre-Refunded, 8.375%, 5/01/18 .........................................................     14,855,000       15,205,429

 Huntington Park Public Financing Authority, Series A,
   Lease Revenue, Pre-Refunded, 7.875%, 9/01/19 ....................................................    $ 4,775,000      $ 5,133,603
   Local Agency Revenue, Refunding, MBIA Insured, 6.45%, 9/01/22 ...................................     10,000,000       11,077,600
 Huntington Park RDA, Sales and Use Tax Revenue, Junior Lien, Tax Allocation,
    Merged Project, Pre-Refunded, 8.00%, 1/01/22 ...................................................     11,665,000       12,670,640
 Imperial COP, Water System Refining Program, Refunding,
   Series A, 5.85%, 10/15/16 .......................................................................      2,625,000        2,746,774
   Series A, 5.875%, 10/15/20 ......................................................................      4,535,000        4,741,479
   Series B, 5.85%, 10/15/16 .......................................................................      1,820,000        1,904,430
   Series B, 5.875%, 10/15/20 ......................................................................      3,175,000        3,319,558
 Imperial Irrigation District, COP, Electric System Project, Series 1994, 6.00%, 11/01/18 ..........     21,010,000       22,384,474
 Indio Public Financing Authority Revenue, Refunding, Tax Allocation, Series 1992,
   6.85%, 8/15/01 ..................................................................................        255,000          276,305
   6.95%, 8/15/02 ..................................................................................        275,000          298,592
   7.10%, 8/15/03 ..................................................................................        300,000          326,742
   7.30%, 8/15/22 ..................................................................................     12,120,000       13,254,674
 Industry COP, Refunding, 6.625%, 6/01/06 ..........................................................     11,380,000       12,759,597
 Industry Urban Development Agency, Refunding, Tax Allocation,
    Transportation District No. 3 Project, 6.90%, 11/01/07 .........................................      5,860,000        6,341,926
 Inglewood Hospital Revenue, Daniel Freeman Hospital, Inc., Pre-Refunded, 6.75%, 5/01/13 ...........     12,000,000       13,122,000
 Inglewood Public Financing Authority Revenue, La Cinega Redevelopment Project,
    Series A, AMBAC Insured, 6.00%, 5/01/16 ........................................................      7,410,000        7,843,411
 Inglewood USD, COP, 7.375%, 10/01/05 ..............................................................      2,990,000        3,153,673
 Inland Empire Solid Waste Financing Authority Revenue,
    Landfill Improvement Financing Project, Series B, FSA Insured,
   6.25%, 8/01/11 ..................................................................................      5,000,000        5,578,100
   6.00%, 8/01/16 ..................................................................................      5,000,000        5,378,200
 Intercommunity Hospital Financing Authority, Solano County COP, 7.75%, 11/01/19 ...................     37,245,000       38,380,600
 Intermodal Container Transfer Facility, Joint Powers Authority Revenue, Refunding, Series A,
   7.65%, 11/01/04 .................................................................................      9,640,000       10,095,394
   7.70%, 11/01/14 .................................................................................     27,465,000       28,783,595
 Inyo County COP, Series 1990, 7.30%, 12/01/10 .....................................................      1,470,000        1,517,657
 Irvine Ranch Water District Revenue, Joint Powers Agency, Local Pool,
   Issue II, 8.20%, 8/15/08 ........................................................................     15,000,000       15,220,200
   Issue II, 8.25%, 8/15/23 ........................................................................    255,995,000      259,799,086
 Irvine USD, Special Tax, Refunding, CFD No. 86-1, AMBAC Insured, 5.80%, 11/01/20 ..................      8,165,000        8,696,460
 Irwindale CRDA, Tax Allocation,
   Individual Development Project, Pre-Refunded, 6.60%, 8/01/18 ....................................      1,630,000        1,882,780
   Individual Development Project, Pre-Refunded, 6.625%, 8/01/26 ...................................      9,100,000       10,591,945
   Refunding, Senior Lien, FSA Insured, 5.75%, 8/01/26 .............................................     10,220,000       10,905,353
 Irwindale Public Finance Authority, Special Tax, CFD No. 1, Pre-Refunded, 8.50%, 11/01/20 .........     10,000,000       11,303,800
 John C. Fremont Hospital District, Health Facility Revenue, 6.75%, 6/01/23 ........................      1,760,000        1,948,390
 Jurupa Community Service District, COP, Waste Water Facility Project,
    Series 1990, Pre-Refunded, 7.55%,
   10/1/05 .........................................................................................        800,000          831,264
   10/1/06 .........................................................................................        510,000          529,931
   10/1/07 .........................................................................................        980,000        1,018,298
 Keppel Union School District, Special Tax, CFD No. 1-91, Series A, 7.40%, 9/01/16 .................      2,000,000        2,201,540
 Kern County Housing Authority, RRMR, Series A, 9.875%, 9/01/08 ....................................      4,970,000        5,005,287
 Kern County Housing Authority, SFMR, Series A, GNMA Secured,
   7.45%, 12/01/02 .................................................................................        195,000          202,718
   7.55%, 12/01/07 .................................................................................        430,000          462,280
   7.65%, 12/01/12 .................................................................................        630,000          674,264
   7.70%, 12/01/23 .................................................................................      2,865,000        3,063,086
   7.50%, 10/01/24 .................................................................................        835,000          903,078
 Kings River Conservation District, Pine Flat Power Revenue, Refunding, Series D,
   6.00%, 1/01/17 ..................................................................................      6,455,000        6,724,044
   5.50%, 1/01/20 ..................................................................................      6,450,000        6,493,409
 La Habra COP, Park La Habra and Viewpark Projects, FSA Insured, 6.625%, 11/01/22 ..................      3,000,000        3,290,250
 La Mesa Parking Authority Lease Revenue, Refunding, Municipal Forwards,
    AMBAC Insured, 6.00%, 10/01/07 .................................................................      3,810,000        4,145,128

 La Mirada RDA, Special Tax, Civic Theater Project, CFD No. 89-1,
   7.90%, 10/01/01 .................................................................................      $ 295,000        $ 313,479
   8.00%, 10/01/02 .................................................................................        315,000          334,905
   8.00%, 10/01/03 .................................................................................        340,000          360,672
   8.25%, 10/01/20 .................................................................................     12,725,000       13,510,260
 La Mirada RDA, Tax Allocation, Housing, Refunding, Series A, FSA Insured, 5.875%, 8/15/25 .........      7,100,000        7,532,319
 La Mirada SFMR, 7.65%, 4/01/24 ....................................................................      2,010,000        2,185,332
 La Palma Community Development Commission, Tax Allocation,
    La Palma Community Development Project No. 1,
   7.10%, 6/01/21 ..................................................................................      4,945,000        5,250,057
   6.10%, 6/01/22 ..................................................................................      2,355,000        2,420,210
 La Quinta RDA, Tax Allocation,
   Housing & Redevelopment Project, Areas No. 1 & 2, MBIA Insured, 6.00%, 9/01/25 ..................      7,500,000        8,086,350
   La Quinta Redevelopment Project, Pre-Refunded, 8.00%, 9/01/12 ...................................      1,500,000        1,556,130
 Lake Arrowhead Community Services District, COP, Refunding, FGIC Insured, 6.50%, 6/01/15 ..........     10,000,000       10,876,800
 Lake Elsinore Public Financing Authority, Tax Allocation Revenue,
    Lake Elsinore Redevelopment Projects, Series A, FSA Insured,  5.80%, 9/01/25 ...................      6,750,000        7,038,225
 Lake Elsinore USD, COP, Refunding, 6.90%, 2/01/20 .................................................      5,150,000        5,546,705
 Lake Elsinore USD, Special Tax, CFD No. 8,
   7.50%, 9/01/14 ..................................................................................      4,825,000        4,877,014
   8.25%, 9/01/16 ..................................................................................      4,200,000        4,484,802
 Lakewood RDA, Refunding, Tax Allocation, Redevelopment Project No. 1,
    Series A, FSA Insured, 6.50%, 9/01/17 ..........................................................      6,705,000        7,317,703
 Lancaster COP, Refunding, School District Project, FSA Insured,
   6.95%, 3/01/12 ..................................................................................      2,640,000        2,992,730
   7.00%, 3/01/22 ..................................................................................      3,555,000        4,019,639
 Lancaster RDA, RMR, Los Angeles County, Series A, 10.125%, 9/01/16 ................................          5,000            5,047
 Lancaster RDA, Tax Allocation, MBIA Insured,
   Combined Redevelopment Project Areas, Housing Program, 5.80%, 8/01/23 ...........................      9,125,000        9,510,714
   Combined Redevelopment Project Areas, Sheriff's Program, 5.70%, 8/01/23 .........................     13,140,000       13,615,931
   Refunding, Amargosa Redevelopment Project, 6.85%, 2/01/19 .......................................      6,055,000        6,535,101
 Lassen County COP, Public Facility Project,
   Series A, 7.50%, 11/01/04 .......................................................................      1,260,000        1,332,626
   Series A, 7.60%, 11/01/09 .......................................................................      1,840,000        1,933,582
   Series B, 7.50%, 11/01/04 .......................................................................        945,000          999,470
   Series B, 7.60%, 11/01/09 .......................................................................      1,050,000        1,103,403
 Lemon Grove CDA Revenue, Tax Allocation, Lemon Redevelopment Project, 6.90%, 8/01/20 ..............      1,000,000        1,065,790
 Lemoore Financing Authority Lease Revenue, Water and Waste Water
    System Improvement Project, AMBAC Insured,  6.20%, 12/01/20 ....................................      4,400,000        4,798,244
 Lemoore RDA, Tax Allocation, Refunding, 6.85%, 8/01/25 ............................................      6,105,000        6,628,076
 Liberty Union High School District, Series A, FSA Insured, 6.20%, 8/01/19 .........................      2,745,000        2,993,011
 Little Lake City School District, COP, Refunding, Series A,
   6.15%, 6/01/06 ..................................................................................        280,000          292,174
   6.20%, 6/01/07 ..................................................................................        300,000          312,402
   6.25%, 6/01/08 ..................................................................................        315,000          327,487
   6.25%, 6/01/09 ..................................................................................        335,000          347,727
   6.25%, 6/01/10 ..................................................................................        355,000          368,486
 Local Government Finance, Joint Powers Authority Revenue,
    Anaheim RDA, Series A, Pre-Refunded, 8.20%, 9/01/15 ............................................     15,000,000       15,573,450
 Local Medical Facilities Financing Authority, COP, 7.55%, 3/01/20 .................................      9,355,000       10,027,063
 Local Medical Facilities Financing Authority II, COP, California Health Clinic Project,
   7.55%, 11/01/20 .................................................................................      4,135,000        4,502,726
   Series B, 6.85%, 10/01/21 .......................................................................      2,635,000        2,852,414
 Local Medical Facilities Financing Authority III, COP,
 Insured Health Clinic Projects, 6.90%, 7/01/22 ....................................................      3,590,000        3,877,128
 Loma Linda Hospital Revenue, Refunding, Loma Linda University Medical Center,
   Series A, AMBAC Insured, 6.55%, 12/01/18 ........................................................     11,525,000       12,592,791
   Series B, MBIA Insured, 5.00%, 12/01/22 .........................................................      8,000,000        7,724,560
 Long Beach COP, Fleet Services Project, Series A,
   6.60%, 5/01/14 ..................................................................................      7,715,000        8,063,332
   6.00%, 5/01/17 ..................................................................................      3,680,000        3,777,226
 Long Beach Harbor Revenue, MBIA Insured, 5.25%, 5/15/25 ...........................................   $ 15,500,000     $ 15,388,090
 Long Beach HMR, Series A, 9.60%, 11/01/14 .........................................................      2,040,000        2,068,662
 Long Beach RDA, Downtown Redevelopment Project, Series B, Pre-Refunded,
   8.20%, 11/01/05 .................................................................................      3,080,000        3,152,226
   8.30%, 11/01/10 .................................................................................      3,410,000        3,490,237
 Long Beach USD, COP, Los Angeles County Schools, Series A, 6.30%, 12/01/12 ........................      3,735,000        3,964,777
 Long Beach Water Revenue, Refunding, Pre-Refunded, 6.25%, 5/01/24 .................................      7,935,000        8,899,737
 Los Angeles Community College District, COP, Series A,
   Capital Improvement Project, Pre-Refunded, 7.50%, 8/15/09 .......................................      7,175,000        7,671,080
   Refunding, FSA Insured, 6.00%, 8/15/20 ..........................................................      4,330,000        4,602,574
 Los Angeles Community Redevelopment Agency, Tax Allocation, Series G, 6.75%, 7/01/10 ..............      8,060,000        8,193,474
 Los Angeles COP,
   Ararat Mission Hills Project, Series A, 7.25%, 6/01/21 ..........................................      3,305,000        3,607,672
   Bay Harbor Hospital, Inc., 7.30%, 4/01/20 .......................................................      5,335,000        5,704,982
 Los Angeles County, Capital Asset Leasing Corp., Leasehold Revenue,
  Refunding, AMBAC Insured, 6.00%, 12/01/16 ........................................................      6,000,000        6,353,280
 Los Angeles County COP,
   CHFCLP Insured Health Clinic Program, Series A, 7.30%, 1/01/21 ..................................     15,545,000       16,972,808
   CHFCLP Insured Health Clinic Program, Series B, 7.05%, 8/01/21 ..................................      7,175,000        7,696,049
   CHFCLP Insured Health Clinic Program, Series C, 6.90%, 1/01/22 ..................................      1,240,000        1,328,189
   Civic Center Heating and Refrigeration Plant, Pre-Refunded, 8.00%, 6/01/10 ......................      3,250,000        3,337,295
   Disney Parking Project, 5.50%, 9/01/21 ..........................................................     11,560,000       11,365,098
   Disney Parking Project, 6.50%, 3/01/23 ..........................................................     13,060,000       13,989,741
   Marina del Rey, Series A, 6.50%, 7/01/08 ........................................................     21,615,000       23,264,873
   Multiple Capital Facilities Project III, Pre-Refunded, 6.25%, 11/01/07 ..........................      6,000,000        6,528,720
   Refunding, CHFCLP Insured Health Clinic Program,
    Behavioral Health Service, Series F, 5.875%, 1/01/21 ...........................................      7,520,000        7,926,757
   Refunding, Retirement Housing Foundation, 6.625%, 4/15/12 .......................................      3,400,000        3,678,562
   Refunding, Retirement Housing Foundation, 6.75%, 4/15/22 ........................................      7,665,000        8,292,457
   Series 1992, 6.625%, 7/01/22 ....................................................................      1,000,000        1,079,970
 Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue,
   Proposition C, Second Series A, AMBAC Insured, 5.00%, 7/01/25 ...................................     32,425,000       31,483,054
   Refunding, Proposition A, First Tier, Senior Series A, MBIA Insured, 5.25%, 7/01/27 .............     17,300,000       17,366,432
   Refunding, Proposition A, Second Tier, MBIA Insured, 6.00%, 7/01/26 .............................     12,200,000       13,138,912
   aRefunding, Proposition A, Series A, FGIC Insured, 5.00%, 7/01/21 ...............................     94,300,000       91,147,551
   Refunding, Proposition A, Series A, MBIA Insured, 5.625%, 7/01/18 ...............................     10,060,000       10,437,250
   Refunding, Proposition C, Second Senior Series A, AMBAC Insured, 5.00%, 7/01/23 .................     66,060,000       64,208,999
 Los Angeles County Public Works, Financing Authority Revenue,
   Multiple Capital Facilities Project, Series B. AMBAC Insured, 5.125%, 12/01/29 ..................     10,000,000        9,807,300
   Refunding, Master Project, Series A, FSA Insured, 5.25%, 3/01/15 ................................      5,000,000        5,041,050
   Regional Park and Open Space District, Series A, Pre-Refunded, 6.00%, 10/01/15 ..................     35,355,000       39,372,035
 Los Angeles County Sanitation Districts Financing Authority Revenue,
    Capital Projects, Series A, MBIA Insured,
   5.25%, 10/01/19 .................................................................................     30,000,000       29,999,700
   5.00%, 10/01/23 .................................................................................      5,000,000        4,818,600
 Los Angeles County Sanitation Districts Financing Authority Revenue,
    Capital Projects, Series A, 5.00%, 10/01/23 ....................................................     14,300,000       13,800,644
 Los Angeles County SFMR, GNMA Secured, Issue A,
   7.875%, 8/01/16 .................................................................................      2,285,000        2,424,842
   8.00%, 3/01/17 ..................................................................................      3,235,000        3,572,443
 Los Angeles County Special Tax, CFD No. 1, Palmdale/Lancaster Waterworks, Series A,
   8.00%, 9/01/06 ..................................................................................        230,000          235,856
   8.125%, 9/01/18 .................................................................................      4,350,000        4,463,274
 Los Angeles County Special Tax, CFD No. 3, Series A, Pre-Refunded, 7.60%, 9/01/14 .................      5,785,000        6,197,818
 Los Angeles County Transportation Commission, Lease Revenue, FSA Insured, 7.375%, 12/15/06 ........     14,541,000       16,025,491
 Los Angeles County Transportation Commission, Sales Tax Revenue,
   Refunding, Series A, 7.40%, 7/01/09 .............................................................     26,410,000       28,073,302
   Refunding, Series A, 7.40%, 7/01/15 .............................................................      1,830,000        1,945,253
   Refunding, Series A, Pre-Refunded, 8.00%, 7/01/18 ...............................................      8,240,000        8,491,814
   Refunding, Series B, 6.50%, 7/01/13 .............................................................      4,300,000        4,622,844

 Los Angeles County Transportation Commission, Sales Tax Revenue, (cont.)
   Refunding, Series B, FGIC Insured, 6.50%, 7/01/13 ...............................................    $ 5,000,000      $ 5,411,700
   Refunding, Series B, FGIC Insured, 5.75%, 7/01/18 ...............................................     28,095,000       28,800,746
   Refunding, Series B, MBIA Insured, 5.75%, 7/01/18 ...............................................     13,480,000       13,843,016
   Series A, Proposition C, Second Senior, MBIA Insured, Pre-Refunded, 6.625%, 7/01/09 .............     29,590,000       32,969,178
   Series A, Proposition C, Second Senior, MBIA Insured, Pre-Refunded, 6.25%, 7/01/13 ..............     15,000,000       16,495,950
   Series A, Proposition C, Second Senior, MBIA Insured, Pre-Refunded, 6.00%, 7/01/23 ..............     55,780,000       60,805,220
 Los Angeles CRDA, Financing Authority Revenue, Pooled Financing, 9/01/14,
   Beacon Normandie, Series B, 6.625%...............................................................      7,500,000        8,004,975
   Bunker Harbor, Series A, 6.375%..................................................................      5,000,000        5,178,800
 Los Angeles CRDA, MFHR, Refunding, Angelus Plaza Project, Series A, 6.40%, 7/01/23 ................      6,470,000        6,817,310
 Los Angeles CRDA, Tax Allocation, Refunding, Bunker Hill, Series H, FSA Insured,
   5.625%, 12/01/18 ................................................................................     20,000,000       20,657,400
   5.625%, 12/01/23 ................................................................................     50,090,000       51,576,170
   5.60%, 12/01/28 .................................................................................     36,900,000       37,937,259
 Los Angeles Department of Airports Revenue, Ontario International Airport,
    Series A, FGIC Insured, 6.00%, 5/15/26 .........................................................     10,000,000       10,686,600
 Los Angeles Department of Water and Power Electric Plant Revenue,
   Crossover Refunding, 5.875%, 9/01/30 ............................................................     33,125,000       34,670,281
   Crossover Refunding, FGIC Insured, 5.875%, 9/01/30 ..............................................     19,400,000       20,317,232
   Crossover Refunding, MBIA Insured, 5.875%, 9/01/30 ..............................................     15,000,000       15,756,300
   Crossover Refunding, Second Issue, 5.40%, 11/15/31 ..............................................     14,500,000       14,534,945
   Crossover Refunding, Series 1989, Pre-Refunded, 7.40%, 9/01/20 ..................................     25,380,000       27,085,536
   Crossover Refunding, Series 1993, MBIA Insured, 5.375%, 9/01/23 .................................     62,955,000       63,621,693
   Refunding, Series 1992, 6.375%, 2/01/20 .........................................................      8,245,000        8,768,310
   Refunding, Series 1992, 6.00%, 2/01/28 ..........................................................      8,290,000        8,694,303
   Refunding, Series 1992, MBIA Insured, 6.00%, 2/01/28 ............................................     11,060,000       11,682,678
   Second Issue, 6.00%, 8/15/32 ....................................................................     37,600,000       39,500,304
   Series 1988, 7.90%, 5/01/28 .....................................................................     22,800,000       23,325,996
   Series 1993, 6.125%, 1/15/33 ....................................................................    101,095,000      107,201,138
   Series 1993, FGIC Insured, 6.125%, 1/15/33 ......................................................      5,000,000        5,326,200
 Los Angeles Department of Water and Power Waterworks Revenue,
   Crossover Refunding, Series 1993, 5.80%, 4/15/24 ................................................     10,520,000       10,912,606
   FGIC Insured, 6.125%, 5/15/25 ...................................................................     11,100,000       12,030,291
   Refunding, Series 1992, 6.40%, 5/15/28 ..........................................................     21,590,000       22,943,477
   Second Issue, 6.50%, 11/01/14 ...................................................................      1,000,000        1,076,900
   Second Issue, 6.40%, 11/01/31 ...................................................................     14,815,000       15,829,976
   Second Issue, 6.00%, 7/15/32 ....................................................................     15,590,000       16,366,382
   Second Issue, FGIC Insured, 6.40%, 11/01/31 .....................................................      5,500,000        5,925,865
   Second Issue, FGIC Insured, 6.00%, 7/15/32 ......................................................      4,330,000        4,590,666
   Second Issue, MBIA Insured, 6.00%, 7/15/32 ......................................................      3,200,000        3,392,640
   Series 1989, 7.20%, 2/15/19 .....................................................................      3,850,000        4,039,921
   Series 1992, 6.50%, 4/15/32 .....................................................................      3,500,000        3,745,560
   Series 1994, MBIA Insured, 6.375%, 7/01/34 ......................................................      3,000,000        3,288,150
 Los Angeles GO, Series A,
   FGIC Insured, 6.10%, 9/01/12 ....................................................................      6,465,000        7,007,414
   FGIC Insured, 6.125%, 9/01/13 ...................................................................      8,130,000        8,801,375
   FGIC Insured, Series A, 6.30%, 9/01/15 ..........................................................     11,470,000       12,483,719
   MBIA Insured, 6.00%, 9/01/12 ....................................................................      5,000,000        5,473,950
 Los Angeles Harbor Department Revenue,
   Refunding, Series C, MBIA Insured, 5.375%, 11/01/25 .............................................      9,000,000        9,126,450
   Series B, 6.125%, 8/01/18 .......................................................................     24,810,000       26,487,404
   Series B, 6.20%, 8/01/22 ........................................................................     59,835,000       64,013,278
   Series B, 5.375%, 11/01/23 ......................................................................      7,460,000        7,480,515
   Series B, 6.20%, 8/01/25 ........................................................................     35,690,000       38,684,748
 Los Angeles HMR, Series 1985, 9.00%, 6/15/18 ......................................................        325,000          325,588
 Los Angeles Metropolitan Transportation Authority, Sales Tax Revenue,
    Proposition A, First Tier, Senior Series A, MBIA Insured,  6.00%, 7/01/23 ......................      6,000,000        6,461,760
 Los Angeles MFHR, Refunding, Senior Series G, FSA Insured, 5.75%, 1/01/24 .........................    $ 7,415,000      $ 7,642,937
 Los Angeles Municipal Improvement Corp., Lease Revenue, Refunding,
    Central Library Project, Series A, 6.30%, 6/01/18 ..............................................      3,000,000        3,177,180
 Los Angeles USD, COP, Refunding, Dr. Francisco Bravo Medical Facility,
   6.50%, 6/01/04 ..................................................................................      3,040,000        3,323,510
   6.60%, 6/01/05 ..................................................................................      1,145,000        1,251,508
   6.60%, 6/01/06 ..................................................................................      3,610,000        3,931,434
   6.625%, 6/01/08 .................................................................................      8,505,000        9,239,917
 Los Angeles USD, Series A, FGIC Insured,
   5.375%, 7/01/16 .................................................................................      5,000,000        5,100,800
   5.00%, 7/01/21 ..................................................................................     47,250,000       45,979,920
   5.40%, 7/01/22 ..................................................................................     23,525,000       23,945,157
 Los Angeles Waste Water System Revenue,
   Refunding, Series A, FGIC Insured, 6.00%, 12/01/12 ..............................................     15,000,000       15,963,450
   Refunding, Series A, MBIA Insured, 5.70%, 6/01/20 ...............................................     65,445,000       68,569,999
   Refunding, Series A, MBIA Insured, 5.80%, 6/01/21 ...............................................     35,505,000       37,412,684
   Refunding, Series C, 7.10%, 6/01/18 .............................................................     15,495,000       16,309,417
   Refunding, Series C, MBIA Insured, 5.60%, 6/01/20 ...............................................     31,540,000       32,857,426
   Refunding, Series D, FGIC Insured, 6.00%, 11/01/14 ..............................................      8,000,000        8,607,760
   Series A, FGIC Insured, 6.00%, 12/01/18 .........................................................     25,665,000       27,161,783
   Series A, MBIA Insured, 5.875%, 6/01/24 .........................................................     45,400,000       48,188,014
   Series B, AMBAC Insured, 6.00%, 6/01/22 .........................................................     10,650,000       11,300,822
   Series B, MBIA Insured, 5.70%, 6/01/23 ..........................................................     75,720,000       79,335,630
 Lynwood RDA, Tax Allocation, Project Area, Series A, 6.50%, 7/01/13 ...............................      6,965,000        7,291,101
 Madera-Chowchilla Power Authority, Hydroelectric Revenue, Refunding, 8.00%, 1/01/14 ...............      2,290,000        2,590,494
 Madera County COP, Valley Children's Hospital, MBIA Insured,
   6.125%, 3/15/23 .................................................................................     18,000,000       19,442,340
   5.75%, 3/15/28 ..................................................................................     27,500,000       28,770,775
 Madera USD, COP, 6.50%, 12/01/07 ..................................................................      1,250,000        1,345,763
 Marin County COP, Capital Improvement Project, 6.625%, 8/01/06 ....................................      2,330,000        2,543,405
 Martinez USD, Refunding, Series 1992, 6.00%,
   8/1/06...........................................................................................      1,260,000        1,320,228
   8/1/10...........................................................................................      1,265,000        1,323,747
 Marysville COP, Capital Improvement Financing Project, 7.125%, 2/01/13 ............................      1,110,000        1,189,021
 Mayer's Memorial Hospital District, Health Facility Revenue,
  Fall River Mills, IDBI Insured, Pre-Refunded, 7.70%, 2/01/19 .....................................      6,915,000        7,247,542
 Mendocino County COP, Refunding, BIG Insured, 7.40%, 8/15/06 ......................................      6,310,000        6,516,905
 Menlo Park CDA, MFHR, Gateway Project, Series A, FHA Insured, 8.25%, 12/01/28 .....................      3,470,000        3,562,510
 Merced Irrigation District, COP, Water Facilities Project, 6.40%, 11/01/10 ........................      3,580,000        3,891,961
 Metropolitan Water District Revenue, Southern California Waterworks,
   5.50%, 7/01/19 ..................................................................................     81,315,000       83,860,973
   5.00%, 7/01/20 ..................................................................................      7,765,000        7,551,074
   Series C, 5.00%, 7/01/27 ........................................................................     49,795,000       48,229,445
   Series C, 5.00%, 7/01/37 ........................................................................     17,125,000       16,442,226
 Mid-Peninsula Regional Open Space District, COP, 9/01/20
   Series 1990, Pre-Refunded, 7.60%.................................................................      5,000,000        5,356,800
   Special Districts Association Finance Corp., 5.75%...............................................      5,200,000        5,347,992
 Mid-Peninsula Regional Open Space District, Series 1990, 7.50%,
   9/1/07...........................................................................................      1,215,000        1,292,225
   9/1/08...........................................................................................      1,305,000        1,386,458
   9/1/09...........................................................................................      1,400,000        1,487,388
   9/1/10...........................................................................................      1,500,000        1,593,630
 Mill Valley Revenue, COP, Pre-Refunded, 7.10%, 12/01/20 ...........................................      2,750,000        3,008,803
 Milpitas RDA, Tax Allocation, Redevelopment Project Area No. 1, MBIA Insured,
   5.40%, 1/15/17 ..................................................................................     12,155,000       12,453,527
   5.50%, 1/15/24 ..................................................................................     15,790,000       16,307,596

 Modesto Health Facility Revenue, Memorial Hospital Association,
   Refunding, Series B, MBIA Insured, 5.125%, 6/01/17 ..............................................    $ 1,000,000        $ 990,890
   Refunding, Series B, MBIA Insured, 5.25%, 6/01/21 ...............................................      2,360,000        2,359,811
   Series A, Pre-Refunded, 7.875%, 8/01/18 .........................................................      6,800,000        7,027,460
 Modesto Irrigation District, COP, Refunding and Capital Improvement Project,
    Series A, MBIA Insured, 6.00%, 10/01/21 ........................................................     10,000,000       10,381,800
 Modesto Public Financing Authority Lease Revenue,
  Capital Improvements and Refinancing Projects, AMBAC Insured,  5.125%, 9/01/33 ...................      5,000,000        4,899,700
 Mojave Water Agency COP, Supplemental Water Entitlement, MBIA Insured,
   5.45%, 9/01/15 ..................................................................................      6,150,000        6,388,128
   5.55%, 9/01/22 ..................................................................................     10,005,000       10,390,293
 Montclair RDA, Tax Allocation, 6.90%, 10/01/22,
   Redevelopment Project No. IV ....................................................................      1,645,000        1,775,037
   Redevelopment Project No. V .....................................................................      4,245,000        4,580,567
 Monterey County COP, Natividad Medical Center Improvement Project,
   Series A, Pre-Refunded, ETM, 6.10%, 8/01/23 .....................................................      1,095,000        1,165,518
   Series B, MBIA Insured, Pre-Refunded, 6.10%, 8/01/27 ............................................      5,170,000        5,586,961
   Series C, MBIA Insured, Pre-Refunded, 6.50%, 8/01/15 ............................................      3,500,000        4,042,570
   Series C, MBIA Insured, Pre-Refunded, 6.60%, 8/01/23 ............................................     13,250,000       15,386,695
   Series C, MBIA Insured, Pre-Refunded, 6.25%, 8/01/28 ............................................     13,385,000       15,251,137
 Monterey Hospital Revenue, 7.375%, 7/01/14,
   Monterey Peninsula Hospital Project, Series A....................................................      1,650,000        1,672,490
   Refunding, Monterey Peninsula Hospital, Series B.................................................      1,105,000        1,120,061
 Monterey Park RDA, Tax Allocation, Refunding, Atlantic-Garvey
    Redevelopment Project No. 1, 6.85%, 9/01/14 ....................................................     13,680,000       14,597,928
 Moreno Valley Special Tax, Refunding, Towngate Community Facilities 8,
    Series A, FSA Insured, 5.875%, 12/01/15 ........................................................      5,830,000        6,149,251
 Moreno Valley USD, COP, Land Acquisition, FSA Insured, Series E, Pre-Refunded,
   6.70%, 9/01/11 ..................................................................................        240,000          268,946
   6.75%, 9/01/27 ..................................................................................      2,895,000        3,249,956
 Moreno Valley USD, COP,
   Palm Middle School, ETM, 7.00%, 9/01/01 .........................................................         10,000           10,914
   Palm Middle School, Pre-Refunded, 7.10%, 9/01/02 ................................................         10,000           11,120
   Palm Middle School, Pre-Refunded, 7.20%, 9/01/03 ................................................         10,000           11,151
   Palm Middle School, Pre-Refunded, 7.30%, 9/01/05 ................................................          5,000            5,591
   Refunding, 5.60%, 3/01/17 .......................................................................      5,000,000        5,195,100
   Refunding, FSA Insured, 5.70%, 3/01/27 ..........................................................     15,000,000       15,582,750
 Mount Diablo USD, Special Tax, CFD No. 1, AMBAC Insured, 6.30%, 8/01/22 ...........................      5,000,000        5,391,350
 Mount Shasta Hospital Revenue, COP, Mercy Medical Center, Series A, Pre-Refunded, 7.25%, 7/01/19 ..      4,145,000        4,342,385
 Mountain View Capital Improvements, Financing Authority Revenue, City Hall, MBIA Insured,
   6.25%, 8/01/12 ..................................................................................      3,110,000        3,326,860
   6.50%, 8/01/16 ..................................................................................      2,000,000        2,153,440
 Mountain View-Los Altos UHSD,
   COP, Financing Project, Pre-Refunded, 7.40%, 8/01/16 ............................................      2,175,000        2,433,977
   Series B, 5.70%, 5/01/22 ........................................................................      6,500,000        6,765,200
 Mountain View School District, COP, Santa Clara County Financing Project,
   6.75%, 4/01/07 ..................................................................................      1,010,000        1,082,720
   6.90%, 4/01/12 ..................................................................................      1,430,000        1,534,733
 Mountain View, Shoreline Regional Park, Community Tax Allocation,
    Series A, MBIA Insured, 5.75%, 8/01/18 .........................................................      9,605,000        9,990,833
 M-S-R Public Power Agency Revenue, San Juan Project,
   Series C, AMBAC Insured, 5.50%, 7/01/21 .........................................................      8,630,000        8,637,853
   Series E, MBIA Insured, 6.00%, 7/01/22 ..........................................................      8,490,000        8,791,989
   Series F, AMBAC Insured, 6.00%, 7/01/20 .........................................................     10,750,000       11,482,613
 Murrieta COP, Road Improvement Project, 6.00%, 4/01/27 ............................................      8,600,000        8,996,976
 Murrieta County Water District, Special Tax, CFD No. 8, 8.10%, 10/01/18 ...........................      1,510,000        1,563,967
 Napa Housing Facility Revenue, Napa Park Apartments, Series A, 6.35%, 6/20/35 .....................      6,125,000        6,492,194
 Napa Mortgage Revenue, Refunding, Creekside II Apartments Project,
    Series A, MBIA Insured, 6.625%, 7/01/25 ........................................................      2,000,000        2,133,760
 National City Community Development Commission,
    MFHR, Park Villas Apartments, Series A, 5.95%, 1/20/40 .........................................     10,455,000       10,854,799
 Needles Public Financing Authority Revenue, Tax Allocation,
    Redevelopment Project, Series A, 7.50%, 8/15/22 ................................................      1,580,000        1,664,593
 Nevada County COP, Jail and Government Center Project,
    Refunding, FSA Insured, 5.875%, 10/01/19 .......................................................      6,275,000        6,512,007
 Nevada Power Authority Revenue, Refunding,
    Bowman Hydroelectric Project, 7.50%, 5/01/13 ...................................................    $ 7,565,000      $ 8,294,871
 North City West School Facilities Financing Authority,
   Special Tax. CFD No. 1, Series C, AMBAC Insured, 5.30%,
   9/1/22...........................................................................................     10,000,000       10,042,000
   9/1/27...........................................................................................      9,900,000        9,941,580
 Northern California Public Power Agency Revenue, Hydroelectric Project No. 1, 7/01/24,
   Refunding, Series A, MBIA Insured, 5.50%.........................................................     10,000,000       10,238,800
   Refunding, Series B-1, Pre-Refunded, 8.00%.......................................................     83,715,000       84,602,379
   Refunding, Series B-2, Pre-Refunded, 8.00%.......................................................     60,945,000       61,598,940
   Series E, 7.15%..................................................................................    113,110,000      116,177,543
   Series F, 7.15%..................................................................................     38,190,000       39,225,713
   Series G, 7.15%..................................................................................     38,190,000       39,225,713
 Northern California Transmission Revenue, Ore Transmission Project,
    Series A, MBIA Insured, 6.00%, 5/01/24 .........................................................      7,625,000        7,959,814
 Norwalk Community Facilities Financing Authority Revenue, Tax Allocation,
    Projects No. 1 & 2, Pre-Refunded, 8.00%, 12/01/19 ..............................................     14,720,000       15,968,992
 Novato Special Tax, CFD No. 1, Pre-Refunded,
   7.60%, 10/01/01 .................................................................................        450,000          467,582
   8.65%, 10/01/11 .................................................................................      4,565,000        4,766,636
   8.75%, 10/01/21 .................................................................................     16,350,000       17,080,191
 Oakland State Building Authority Lease Revenue, Elihu M. Harris,
    Series A, AMBA Insured, 5.00%, 4/01/23 .........................................................     12,550,000       12,200,985
 Oakland COP, Refunding, Oakland Museum, Series A, AMBAC Insured, 6.00%, 4/01/12 ...................      8,000,000        8,441,120
 Oakland GO, Measure I, FGIC Insured, 5.85%, 12/15/22 ..............................................     12,085,000       12,927,204
 Oakland HFR,
   Issue D-1, 6.80%, 1/01/99 .......................................................................        225,000          228,427
   Issue D-1, 6.80%, 7/01/99 .......................................................................        245,000          249,153
   Issue D-1, 6.875%, 1/01/00 ......................................................................        260,000          266,126
   Issue D-1, 6.875%, 7/01/00 ......................................................................        260,000          264,295
   Issue D-1, 6.95%, 1/01/01 .......................................................................        265,000          269,775
   Issue D-1, 6.95%, 7/01/01 .......................................................................        230,000          234,832
   Issue D-1, 7.10%, 1/01/10 .......................................................................      3,450,000        3,635,196
   Issue D-2, 6.95%, 7/01/01 .......................................................................        275,000          280,778
   Issue D-2, 7.10%, 1/01/10 .......................................................................      1,150,000        1,210,536
   Issue D-2, 7.15%, 1/01/24 .......................................................................      5,800,000        6,087,738
 Oakland Joint Powers Financing Authority Lease Revenue, Oakland
    Administration Buildings, AMBAC Insured, 5.75%,
   8/1/21...........................................................................................     12,500,000       13,300,000
   8/1/26...........................................................................................     19,500,000       20,666,880
 Oakland Revenue, Refunding,
   Series A, FGIC Insured, 7.60%, 8/01/21 ..........................................................      6,000,000        6,191,160
   YMCA Project, Series 1990, Pre-Refunded, 7.40%, 6/01/10 .........................................      5,405,000        5,880,640
 Oceanside Building Authority Revenue, Refunding, 7.75%, 11/01/04 ..................................      4,695,000        5,365,681
 Oceanside COP, Refunding, Oceanside Civic Center Project, MBIA Insured, 5.75%, 8/01/15 ............      5,000,000        5,295,550
 Oceanside COP, Refunding, Series A,
   6.375%, 4/01/12 .................................................................................      4,435,000        4,762,702
   6.625%, 4/01/23 .................................................................................      9,000,000        9,051,660
 Oceanside COP, Refunding, Water System Project, AMBAC Insured, 5.80%, 8/01/21 .....................      4,750,000        4,965,555
 Oceanside COP, Wastewater Systems Plan, Refunding, AMBAC Insured, 5.80%, 5/01/21 ..................      4,500,000        4,698,540
 Oceanside COP, Water Use Association Finance Program, Series A,
    AMBAC Insured, Pre-Refunded, 6.40%, 10/01/12 ...................................................      2,000,000        2,220,380
 Olivenhain Municipal Water District, 1915 Act, AD No. 9, MBIA Insured,
   5.375%, 9/02/17 .................................................................................      2,845,000        2,911,914
   5.45%, 9/02/27 ..................................................................................     11,120,000       11,356,411
 Ontario Montclair School District, COP,
   Capital Projects, FSA Insured, 5.625%, 9/01/17 ..................................................      7,500,000        7,903,500
   Series A, Pre-Refunded, 7.50%, 10/01/12 .........................................................      1,795,000        1,981,357
 Orange County Airport Revenue, GO, Refunding, MBIA Insured, 5.625%, 7/01/12 .......................      5,000,000        5,310,100
 Orange County COP,
   Civic Center Expansion Project, AMBAC Insured, Pre-Refunded, 6.00%, 8/01/21 .....................      4,500,000        4,799,745
   Juvenile Justice Center Project, Pre-Refunded, 7.50%, 6/01/09 ...................................      5,000,000        5,306,500
   Juvenile Justice Center Project, Pre-Refunded, 7.625%, 6/01/19 ..................................     16,500,000       17,534,550

 Orange County COP, (cont.)
   Public Facilities Corp., Pre-Refunded, 7.875%, 12/01/13 .........................................    $ 3,250,000      $ 3,403,205
   Refunding, Juvenile Justice Center Facilities, AMBAC Insured, 6.375%, 6/01/11 ...................      5,000,000        5,365,700
 Orange County Development Agency, Tax Allocation,
  Refunding, Santa Ana Heights Area Project, 6.125%, 9/01/23 .......................................      6,500,000        6,792,370
 Orange County Financing Authority Revenue, Refunding,
    Tax Allocation, Series A, MBIA Insured, 6.50%,
   9/01/21 .........................................................................................      5,430,000        5,871,839
   9/01/22 .........................................................................................      8,000,000        8,650,960
 Orange County Purchaser Certificates, Master Lease, Series 1990, 7.00%,
   9/01/98 .........................................................................................      2,000,000        2,005,120
   9/01/99 .........................................................................................      1,000,000        1,006,950
   9/01/00 .........................................................................................      1,975,000        2,001,366
 Orange County Recovery, Refunding, Series A, MBIA Insured,
   5.75%, 6/01/15 ..................................................................................     79,010,000       83,316,045
   COP, 5.80%, 7/01/16 .............................................................................     10,380,000       11,124,454
   COP, 5.875%, 7/01/19 ............................................................................     17,100,000       18,357,534
 Orange County Special Tax, Pre-Refunded,
   CFD No. 8, Aliso Viejo, Series A, 8.00%, 8/15/05 ................................................      9,900,000       10,251,648
   CFD No. 8, Aliso Viejo, Series A, 8.10%, 8/15/13 ................................................     43,265,000       44,817,348
   CFD No. 8, Dimensions Business Park, 8.25%, 8/15/13 .............................................      4,700,000        4,871,174
   CFD No. 87-4, Foothill Ranch, 8.00%, 8/15/10 ....................................................      5,000,000        5,538,000
 Orange County Transportation District COP, Business Acquisition Project, 6.75%, 12/01/05 ..........      2,865,000        3,042,773
 Orange County Water District, COP, Refunding, Series A,
   5.50%, 8/15/14 ..................................................................................      9,430,000        9,740,341
   5.00%, 8/15/18 ..................................................................................      5,000,000        4,862,700
 Orange RDA Revenue, Refunding, Tax Allocation,
  Northwest Redevelopment Project, Series B, 5.70%, 10/01/23 .......................................      8,530,000        8,685,928
 Oroville Public Financing Authority Revenue, Series A, AMBAC Insured, 6.30%, 9/15/20 ..............     12,150,000       13,192,835
 Oroville Wyandotte Irrigation District Revenue, Refunding, Hydroelectric, 6.20%, 1/01/09 ..........      9,510,000       10,119,591
 Oxnard Public Facilities Corp., COP, Pre-Refunded,
   AMBAC Insured, 7.50%, 9/01/06 ...................................................................     17,520,000       18,426,310
   Civic Library Project, 8.00%, 10/01/08 ..........................................................      3,750,000        3,903,788
 Palm Desert Financing Authority Lease Revenue, Blythe County Administrative Project,
  6.625%, 8/01/26 ..................................................................................      5,020,000        5,372,103
 Palm Desert Financing Authority Revenue, Tax Allocation, Project Area No.1, MBIA Insured,
   Refunding, 5.625%, 4/01/23 ......................................................................     13,000,000       13,513,370
   Series A, 6.625%, 4/01/23 .......................................................................      5,515,000        5,999,658
   Series, A, 5.95%, 4/01/24 .......................................................................     15,075,000       16,102,211
 Palm Desert Improvement Board Act 1915, Limited Obligation Assessment,
  District No. 92-1, 7.60%, 9/02/12 ................................................................      1,290,000        1,348,218
 Palm Springs COP, Multiple Capital Facilities Project, Refunding,
    AMBAC Insured, 5.75%, 4/01/27 ..................................................................     11,570,000       12,246,845
 Palm Springs Financing Authority, Tax Allocation, Series B, 6.875%, 8/01/21 .......................      2,230,000        2,369,598
 Palmdale Civic Authority Revenue, Refunding, Merged Redevelopment
    Project Areas, Series A, MBIA Insured, 6.15%, 9/01/24 ..........................................     11,580,000       12,604,135
 Palmdale CRDA, Tax Allocation Bonds, Series A, MBIA Insured, 5.75%, 9/01/27 .......................     10,435,000       11,062,144
 Palmdale School District, COP, Series 1990, 7.40%, 8/01/20 ........................................        495,000          501,806
 Palomar Community College District, COP, Building Acquisition Project,
  Connie Lee Insured, 6.75%, 10/01/19 ..............................................................      4,210,000        4,740,376
 Panoche Water District, COP, 7.50%, 12/01/08 ......................................................      2,840,000        3,006,055
 Paramount RDA, Tax Allocation, Custodial Receipts, MBIA Insured, 6.25%, 8/01/23 ...................     22,070,000       23,845,532
 Pasadena COP, Art Center, College of Design, Connie Lee Insured, 6.50%, 12/01/19 ..................      8,250,000        9,166,163
 Pasadena Water Revenue, 6.00%, 7/01/13 ............................................................      4,000,000        4,280,320
 Perris Public Financing Authority Revenue, Refunding, Tax Allocation,
   Series B, MBIA Insured, 6.35%, 8/15/17 ..........................................................      5,280,000        5,717,026
   Series C, 7.10%, 11/15/17 .......................................................................      3,330,000        3,587,709
 Perris Public Financing Authority Revenue, Special Tax, Series A,
   7.45%, 9/01/01 ..................................................................................        205,000          207,579
   7.50%, 9/01/02 ..................................................................................        235,000          237,907
   7.55%, 9/01/03 ..................................................................................        270,000          273,283
   7.60%, 9/01/04 ..................................................................................        305,000          308,645

 Perris Public Financing Authority Revenue, Special Tax, Series A, (cont.)
   7.60%, 9/01/05 ..................................................................................      $ 325,000        $ 328,751
   7.80%, 9/01/19 ..................................................................................      3,555,000        3,594,069
 Perris RDA, Tax Allocation,
   Central and North Perris Redevelopment Project, Series B, Pre-Refunded, 7.875%, 10/01/14 ........      4,535,000        5,189,401
   Refunding, Central and North Perris Redevelopment Project, Series A,
 Pre-Refunded, 7.875%, 10/01/10 ....................................................................      2,935,000        3,391,275
   Series 1991, 7.15%, 8/01/11 .....................................................................        865,000          920,853
   Series 1991, 7.20%, 8/01/21 .....................................................................      2,040,000        2,173,498
 Perris Special Tax,
   CFD No. 8, Series A, ETM, 8.00%, 9/01/99 ........................................................         50,000           52,892
   CFD No. 8, Series A, ETM, 8.05%, 9/01/00 ........................................................         65,000           70,990
   CFD No. 8, Series A, ETM, 8.10%, 9/01/01 ........................................................         85,000           95,716
   CFD No. 8, Series A, ETM, 8.15%, 9/01/02 ........................................................        100,000          115,967
   CFD No. 8, Series A, Pre-Refunded, 8.30%, 9/01/18 ...............................................      6,040,000        7,399,846
   CFD No. 91-1, 8.75%, 9/01/21 ....................................................................      5,395,000        5,766,284
 Petaluma Community Development Commission, MFR, Park Lane Apartments,
  Series A, 6.875%, 11/20/34 .......................................................................      4,800,000        5,189,664
 Pismo Beach Public Financing Authority Revenue, 6.90%, 9/15/22 ....................................      1,200,000        1,207,968
 Pittsburg Public Financing Authority, Water Revenue, MBIA Insured, 5.50%, 6/01/27 .................      2,980,000        3,067,463
 Placentia COP, Refunding, RDA, Series A, 6.90%, 1/01/14 ...........................................      1,770,000        1,914,538
 Pleasant Valley School District, Ventura County COP, Woodcreek Road,
 Elementary School Project, Pre-Refunded, 6.375%, 8/01/18 ..........................................      3,230,000        3,322,443
 Pleasanton COP,
   Capital Improvements, 6.70%, 10/01/11 ...........................................................      2,180,000        2,317,536
   Pleasanton Public Facilities Corp., Pre-Refunded, 7.875%, 9/01/14 ...............................      4,585,000        4,929,334
 Pomona Public Financing Authority Revenue,
   Refunding, Series P, 5.75%, 10/01/15 ............................................................      6,490,000        6,794,381
   Series H, AMBAC Insured, 7.40%, 5/01/18 .........................................................     10,205,000       10,751,376
 Pomona RDA, Tax Allocation,
   Southwest Pomona Redevelopment Project, 11.45%, 1/01/07 .........................................     13,435,000       17,607,911
   West Holt Ave. Redevelopment Project, Pre-Refunded, 7.875%, 2/01/15 .............................      4,675,000        4,924,972
 Port Hueneme RDA, Refunding, Tax Allocation, R-76 Project, 6.50%, 5/01/23 .........................      3,150,000        3,341,898
 Port of Oakland Revenue, Series E, MBIA Insured,
   6.25%, 11/01/05 .................................................................................      1,525,000        1,665,742
   6.30%, 11/01/06 .................................................................................      1,050,000        1,149,057
   6.40%, 11/01/07 .................................................................................        500,000          545,950
   6.40%, 11/01/22 .................................................................................     11,495,000       12,501,617
 Port of Oakland Special Facilities Revenue, Mitsui O.S.K. Lines Ltd., Series A,
   6.70%, 1/01/07 ..................................................................................      6,100,000        6,612,461
   6.75%, 1/01/12 ..................................................................................      4,890,000        5,232,202
   6.80%, 1/01/19 ..................................................................................      8,075,000        8,610,776
 Porterville COP, Refunding, Public Building Project, AMBAC Insured, 6.30%, 10/01/18 ...............      1,950,000        2,110,856
 Porterville Union High School District COP, Capital Appreciation, Land Acquisition,
 Series A, FSA Insured, 6.60%, 9/01/27 .............................................................      1,340,000        1,388,655
 Poway COP, RDA, Poinsettia Mobile Home Park, Pre-Refunded, 8.375%, 6/01/18 ........................      8,100,000        8,322,345
 Poway COP, Royal Mobile Home Park Project, FSA Insured,
   Capital Improvement, Pre-Refunded, 7.00%, 7/01/20 ...............................................      5,500,000        6,015,460
   Refunding, 6.00%, 8/01/20 .......................................................................      5,400,000        5,798,196
   Refunding, 6.00%, 8/01/28 .......................................................................     15,000,000       16,106,100
   Refunding, FSA Insured, 5.875%, 8/01/15 .........................................................      6,250,000        6,677,250
 Poway RDA, Tax Allocation, Refunding, Sub-Parguay Redevelopment Project, FGIC Insured,
   5.50%, 12/15/23 .................................................................................     23,000,000       23,577,760
   5.75%, 12/15/26 .................................................................................     11,710,000       12,226,528
 Puerto Rico Commonwealth Highway & Transportation Authority Revenue,
 Series Y, 5.00%, 7/01/36 ..........................................................................     63,000,000       60,810,750
 Ramona Municipal Water District, COP, 8.50%, 7/15/11 ..............................................        610,000          636,157
 Rancho Cucamonga, Palmdale, Potterville, Colton HFA, SFMR,
 Series 1986, GNMA Secured, 7.55%, 8/01/18 .........................................................      6,205,000        6,785,105
 Rancho Cucamonga RDA, Tax Allocation, Rancho Redevelopment Project,
 Set-Aside Housing, MBIA Insured, 5.25%, 9/01/21 ...................................................      8,330,000        8,362,737
 Rancho Cucamonga, Refunding, Special Tax, CFD No. 7,
 FSA Insured, 6.40%, 8/01/04 .......................................................................      1,100,000        1,154,604

 Rancho Murieta Community Services District, 1915 Act, ID No. 1,
   8.25%, 9/02/01 ..................................................................................      $ 755,000        $ 785,457
   8.25%, 9/02/02 ..................................................................................        725,000          754,094
   8.30%, 9/02/03 ..................................................................................        755,000          785,291
   8.40%, 9/02/04 ..................................................................................        760,000          790,636
   8.40%, 9/02/05 ..................................................................................        745,000          774,875
   8.40%, 9/02/06 ..................................................................................        760,000          790,309
 Redlands RDA, Refunding, Tax Allocation, Redlands Redevelopment Project,
 AMBAC Insured, 6.625%, 7/01/15 ....................................................................        165,000          167,592
 Redlands USD, COP, Series A, FSA Insured,
   6.15%, 9/01/11 ..................................................................................        710,000          728,616
   6.25%, 9/01/27 ..................................................................................      4,310,000        4,410,078
 Redwood City MFHR, Refunding, Redwood Plaza Project, Series A,
 GNMA Secured, 8.25%, 9/01/26 ......................................................................      3,795,000        3,816,214
 Redwood City Public Financing Authority Revenue, Local Agency,
 Series B, Pre-Refunded, 7.25%, 7/15/11 ............................................................      3,750,000        4,174,725
 Rialto COP,
   5.75%, 2/01/22 ..................................................................................      2,715,000        2,871,791
   Series 1989, Pre-Refunded, 7.50%, 11/01/01 ......................................................        145,000          155,750
   Series 1989, Pre-Refunded, 7.50%, 11/01/15 ......................................................      3,165,000        3,399,653
 Rialto RDA, Tax Allocation, Agua Mansa Redevelopment Project, 6.75%, 3/01/24 ......................      3,500,000        3,830,120
 Richmond Joint Power Finance Authority, Series B, Pre-Refunded, 7.00%, 5/15/07 ....................      2,000,000        2,159,400
 Richmond Revenue, West Contra Costa YMCA Project, Pre-Refunded, 7.75%, 6/01/17 ....................      3,715,000        4,068,557
 Ridgecrest COP, RDA, 7.60%, 3/01/13 ...............................................................      4,420,000        4,544,732
 Ridgecrest RDA, Tax Allocation, Ridgecrest Redevelopment Project,
   8.00%, 2/01/09 ..................................................................................        200,000          205,322
   8.00%, 2/01/10 ..................................................................................        220,000          225,817
   8.00%, 2/01/11 ..................................................................................        240,000          246,353
   8.00%, 2/01/12 ..................................................................................        255,000          261,709
   8.00%, 2/01/13 ..................................................................................        275,000          282,189
   8.00%, 2/01/14 ..................................................................................        300,000          307,842
   7.80%, 2/01/15 ..................................................................................        325,000          332,963
   7.40%, 2/01/16 ..................................................................................        355,000          363,247
 Riverside County Asset Leasing Corp., Leasehold Revenue, Hospital Project,
   Series A, 6.375%, 6/01/09 .......................................................................     23,000,000       24,842,990
   Series A, 6.50%, 6/01/12 ........................................................................     20,125,000       22,918,149
   Series B, MBIA Insured, 5.00%, 6/01/19 ..........................................................     18,865,000       18,382,811
 Riverside County Board of Education, COP, Financing Project, Series A, 6.65%, 11/01/17 ............      7,945,000        8,448,475
 Riverside County CFD,
   No. 8, Golden Triangle Project, Series A, Pre-Refunded, 7.50%, 9/01/06 ..........................      5,130,000        5,130,000
   No. 8, Golden Triangle Project, Series B, Pre-Refunded, 7.50%, 9/01/06 ..........................      2,425,000        2,523,310
   No. 8, Menifee Village Project, 7.875%, 9/01/11 .................................................     23,125,000       23,209,638
   No. 84-2, Refunding, Lakehills Project, 7.60%, 9/01/00 ..........................................        660,000          660,000
   No. 84-2, Refunding, Lakehills Project, Pre-Refunded, 7.50%, 9/01/06 ............................        575,000          598,311
   No. 85-2, California Oaks Project, ETM, Pre-Refunded, 7.80%, 9/01/98 ............................        260,000          264,451
   No. 85-2, California Oaks Project, Pre-Refunded, 7.90%, 9/01/99 .................................        295,000          307,437
   No. 85-2, California Oaks Project, Pre-Refunded, 8.00%, 9/01/00 .................................        485,000          505,642
   No. 85-2, California Oaks Project, Pre-Refunded, 8.05%, 9/01/01 .................................        585,000          610,020
   No. 85-2, California Oaks Project, Pre-Refunded, 8.25%, 9/01/13 .................................     11,970,000       12,491,533
 Riverside County CFD No. 8, Mello-Roos, Series 1987, 8.75%, 9/01/16 ...............................     14,460,000       14,815,716
 Riverside County COP,
   Capital Projects, Series A, Pre-Refunded, 6.875%, 11/01/09 ......................................      4,975,000        5,515,882
   Desert Justice Facility Project, MBIA Insured, 6.00%, 12/01/17 ..................................      4,775,000        5,104,666
   Desert Justice Facility Project, MBIA Insured, 6.25%, 12/01/21 ..................................      4,625,000        5,009,338
   Family Law Court Project, MBIA Insured, 5.75%, 11/01/27 .........................................      5,295,000        5,640,605
   Historic Courthouse, MBIA Insured, 5.875%, 11/01/27 .............................................      8,640,000        9,298,022
   Refunding, Juvenile Facility, Pre-Refunded, 8.00%, 10/01/18 .....................................      3,945,000        4,106,784
 Riverside County Flood Control and Water Conservation District,
  Elsinore Valley AD, Zone 3, Series 1993, 7.875%,
   9/01/03 .........................................................................................        165,000          192,938
   9/01/04 .........................................................................................        180,000          214,268
 Riverside County Flood Control and Water Conservation District,
 Elsinore Valley AD, Zone 3, Series 1993, 7.875%, (cont.)
   9/01/05 .........................................................................................      $ 190,000        $ 229,621
   9/01/06 .........................................................................................        205,000          251,701
   9/01/07 .........................................................................................        225,000          279,203
   9/01/08 .........................................................................................        240,000          300,350
   9/01/09 .........................................................................................        260,000          326,721
   9/01/10 .........................................................................................        280,000          354,953
   9/01/11 .........................................................................................        305,000          389,570
   9/01/12 .........................................................................................        325,000          417,784
   9/01/13 .........................................................................................        350,000          452,333
   9/01/14 .........................................................................................        380,000          493,255
   9/01/15 .........................................................................................        410,000          534,037
   9/01/16 .........................................................................................        440,000          574,609
   9/01/17 .........................................................................................        475,000          621,447
 Riverside County Housing Authority Revenue,
   Riverside Apartment Project, 7.875%, 11/01/19 ...................................................      6,750,000        6,792,998
   Series A, 7.90%, 10/01/18 .......................................................................         15,000           15,000
 Riverside County SFMR, GNMA Secured,
   Series A, 7.20%, 10/01/24 .......................................................................      1,280,000        1,348,493
   Series B, 7.60%, 11/01/19 .......................................................................        530,000          576,879
 Riverside Hospital Revenue, Parkview Community Hospital Medical Center Project,
   8.25%, 8/01/14 ..................................................................................      5,000,000        5,137,700
   Refunding, 9.25%, 12/01/05 ......................................................................      6,040,000        6,130,600
 Riverside MFHR, Palm Shadows Apartments, Series A, 6.50%, 1/01/18 .................................      6,210,000        6,471,831
 Riverside County Public Financing Authority Revenue, Airport and
 Central Industrial Redevelopment Project, Series A,
   7.80%, 2/01/08 ..................................................................................        240,000          244,378
   7.90%, 2/01/18 ..................................................................................      3,300,000        3,361,248
 Riverside Public Financing Authority Tax Allocation Revenue,
 Redevelopment Projects, Series A, 5.625%, 10/01/33 ................................................      9,225,000        9,360,054
 Riverside RDA, Refunding, Tax Allocation, Merged Redevelopment Project,
  Series A, MBIA Insured, 5.625%, 8/01/23 ..........................................................      6,000,000        6,168,060
 Riverside Water Revenue, 6.00%, 10/01/15 ..........................................................      3,000,000        3,109,650
 Rocklin 1915 Act, Refunding,
   7.55%, 9/02/03 ..................................................................................        460,000          477,232
   7.60%, 9/02/04 ..................................................................................        495,000          513,543
   7.65%, 9/02/05 ..................................................................................        535,000          555,041
   7.65%, 9/02/06 ..................................................................................        580,000          601,727
   7.65%, 9/02/07 ..................................................................................        625,000          648,463
   7.65%, 9/02/08 ..................................................................................        675,000          700,171
 Rocklin USD, CFD No. 1, Pre-Refunded, 7.70%, 9/01/12 ..............................................      6,085,000        6,707,861
 Rohnert Park CDA, Tax Allocation, Rohnert Park Redevelopment Project,
  Pre-Refunded, 8.20%, 6/01/18 .....................................................................      7,500,000        7,703,775
 Rohnert Park HFA Revenue, Rancho Feliz Mobile Home Park,
  FSA Insured, 5.375%, 12/01/26 ....................................................................      8,380,000        8,438,995
 Roseville 1915 Act, Limited Obligation, Refunding,
   North Roseville, Rocklin Sewer District No. 88-3, 8.00%, 9/02/99 ................................        115,000          118,540
   North Roseville, Rocklin Sewer District No. 88-3, 8.00%, 9/02/00 ................................        120,000          124,650
   North Roseville, Rocklin Sewer District No. 88-3, 8.00%, 9/02/01 ................................        130,000          135,010
   North Roseville, Rocklin Sewer District No. 88-3, 8.10%, 9/02/02 ................................        135,000          140,203
   North Roseville, Rocklin Sewer District No. 88-3, 8.15%, 9/02/03 ................................        155,000          160,974
   North Roseville, Rocklin Sewer District No. 88-3, 8.20%, 9/02/04 ................................        160,000          166,166
   North Roseville, Rocklin Sewer District No. 88-3, 8.20%, 9/02/05 ................................        175,000          181,745
   North Roseville, Rocklin Sewer District No. 88-3, 8.20%, 9/02/06 ................................        190,000          197,323
   North Roseville, Rocklin Sewer District No. 88-3, 8.25%, 9/02/07 ................................        210,000          218,110
   North Roseville, Rocklin Sewer District No. 88-3, 8.25%, 9/02/08 ................................        225,000          233,631
   North Roseville, Rocklin Sewer District No. 88-3, 8.25%, 9/02/09 ................................        190,000          197,288
   Rocky Ridge-Harding, District No. 88-4, 8.00%, 9/02/99 ..........................................        220,000          226,772
   Rocky Ridge-Harding, District No. 88-4, 8.00%, 9/02/00 ..........................................        245,000          254,494
   Rocky Ridge-Harding, District No. 88-4, 8.00%, 9/02/01 ..........................................        260,000          270,020
   Rocky Ridge-Harding, District No. 88-4, 8.10%, 9/02/02 ..........................................        285,000          295,984
   Rocky Ridge-Harding, District No. 88-4, 8.15%, 9/02/03 ..........................................        305,000          316,755
 Roseville 1915 Act, Limited Obligation, Refunding, (cont.)
   Rocky Ridge-Harding, District No. 88-4, 8.20%, 9/02/04 ..........................................      $ 330,000        $ 342,718
   Rocky Ridge-Harding, District No. 88-4, 8.20%, 9/02/05 ..........................................        350,000          363,489
 Roseville Special Tax,
   CFD No. 1, 7.50%, 9/01/02 .......................................................................        715,000          733,468
   CFD No. 1, 7.60%, 9/01/04 .......................................................................        825,000          845,955
   CFD No. 1, 7.70%, 9/01/20 .......................................................................     15,660,000       16,059,487
   CFD No. 2, 8.00%, 9/01/06 .......................................................................        355,000          377,752
   CFD No. 2, 8.25%, 9/01/21 .......................................................................      7,165,000        7,605,648
   Northcentral Roseville CFD No. 1, 8.00%, 11/01/02 ...............................................      1,725,000        1,836,401
   Northcentral Roseville CFD No. 1, 8.10%, 11/01/03 ...............................................      1,860,000        1,986,145
   Northcentral Roseville CFD No. 1, 8.40%, 11/01/10 ...............................................     10,000,000       10,627,600
   Northcentral Roseville CFD No. 1, 8.60%, 11/01/17 ...............................................     12,000,000       12,792,720
   Northeast Roseville CFD No. 1, 7.95%, 12/01/00 ..................................................      1,000,000        1,033,610
   Northeast Roseville CFD No. 1, 8.00%, 12/01/01 ..................................................      1,000,000        1,032,930
   Northeast Roseville CFD No. 1, 8.00%, 12/01/02 ..................................................      1,000,000        1,032,600
   Northeast Roseville CFD No. 1, 8.30%, 12/01/08 ..................................................      6,000,000        6,199,560
 Rubidoux Community Services District, COP, Water System Improvement Project,
  AMBAC Insured, 6.25%, 12/01/24 ...................................................................      5,450,000        5,887,254
 Sacramento 1915 Act, North Natomas AD No. 88-3,
   8.20%, 9/02/10 ..................................................................................        790,000          798,113
   8.20%, 9/02/11 ..................................................................................      1,755,000        1,774,568
   8.25%, 9/02/12 ..................................................................................      2,265,000        2,291,976
   8.25%, 9/02/13 ..................................................................................      2,455,000        2,485,933
   8.25%, 9/02/14 ..................................................................................      2,650,000        2,685,431
 Sacramento Area Council of Governments, COP, Sacog Administrative
 Building Project, 7.125%, 7/01/16 .................................................................      1,500,000        1,581,750
 Sacramento City Financing Authority Revenue, Series 1991,
   6.60%, 11/01/05 .................................................................................      1,300,000        1,416,363
   6.70%, 11/01/11 .................................................................................        920,000          987,280
 Sacramento County 1915 Act, Cordova Industrial Park, Unit 3, Series C-1, 8.25%,
   9/02/05 .........................................................................................        230,000          238,443
   9/02/06 .........................................................................................        245,000          253,891
   9/02/07 .........................................................................................        265,000          274,527
   9/02/08 .........................................................................................        290,000          300,231
   9/02/09 .........................................................................................        310,000          320,872
   9/02/10 .........................................................................................        340,000          351,852
   9/02/11 .........................................................................................        365,000          377,739
 Sacramento County Airport System Revenue, MBIA Insured,
   Series A, 5.90%, 7/01/24 ........................................................................      6,875,000        7,309,019
   Series B, 5.75%, 7/01/26 ........................................................................      6,195,000        6,537,955
   Sub-Series D, 5.75%, 7/01/26 ....................................................................     10,000,000       10,553,600
 Sacramento County CFD, Special Tax, Pre-Refunded,
   Improvement Area 1, Series 1990, 8.20%, 12/01/10 ................................................      2,250,000        2,523,555
   Improvement Area 1, Series 1990, 8.25%, 12/01/20 ................................................      7,610,000        8,544,736
 Sacramento County COP,
   Cherry Island Golf Course Project, Pre-Refunded, 8.125%, 12/01/18 ...............................      2,735,000        2,882,635
   Cherry Island Golf Course Project, Series B, 6.80%, 7/01/18 .....................................      3,500,000        3,665,445
   Public Facilities Project, Coroner/Crime Laboratory, AMBAC Insured, 6.40%, 10/01/19 .............     11,000,000       12,166,220
   Public Facilities Project, Coroner/Crime Laboratory, AMBAC Insured, 6.40%, 10/01/24 .............     29,500,000       32,540,270
   Refunding, Cherry Island Golf Course Project, Series B, 6.80%, 7/01/12 ..........................      2,325,000        2,435,693
   Refunding, Parking Facility Project, Series A, 6.80%, 7/01/12 ...................................      1,495,000        1,566,177
 Sacramento MUD, Electric Revenue,
   Refunding, Series D, MBIA Insured, 5.25%, 11/15/20 ..............................................     10,000,000        9,999,300
   Refunding, Series Z, FGIC Insured, 6.25%, 7/01/04 ...............................................      5,740,000        6,211,541
   Refunding, Series Z, FGIC Insured, 6.35%, 7/01/05 ...............................................      3,000,000        3,245,910
   Refunding, Subordinated Lien, 8.00%, 11/15/10 ...................................................     16,110,000       16,187,167
   Series I, MBIA Insured, 6.00%, 1/01/24 ..........................................................      4,500,000        4,800,465
   Series J, AMBAC Insured, 5.60%, 8/15/24 .........................................................     14,715,000       15,360,841
 Sacramento MUD, Electric Revenue, (cont.)
   Series V, 7.60%, 8/15/00 ........................................................................    $ 1,000,000      $ 1,032,950
   Series W, 7.60%, 8/15/00 ........................................................................      2,225,000        2,298,314
   Series W, Pre-Refunded, 7.875%, 8/15/16 .........................................................      5,405,000        5,595,580
 Sacramento Public Television Facility Revenue, KVIE, Inc., Series A, 7.50%, 7/01/20 ...............      2,680,000        2,737,540
 Sacramento RDA, Tax Allocation, Merged Downtown Project, Series A,
 MBIA Insured, 6.50%, 11/01/13 .....................................................................      2,500,000        2,678,800
 Sacramento Regional Transit District, COP, Series A,
   6.20%, 3/01/00 ..................................................................................      1,605,000        1,663,278
   6.25%, 3/01/01 ..................................................................................      1,100,000        1,158,047
   6.375%, 3/01/02 .................................................................................      1,000,000        1,070,200
   6.40%, 3/01/03 ..................................................................................      1,200,000        1,299,396
   6.375%, 3/01/04 .................................................................................      1,000,000        1,079,560
   6.375%, 3/01/05 .................................................................................      1,100,000        1,179,321
 Sacramento-Yolo Port District Revenue, Refunding, Series A, Port Facilities, 7.25%, 7/01/13 .......     11,645,000       12,606,877
 Salida Area Public Facility Financing Agency, Special Tax, CFD No. 8, Pre-Refunded,
   7.70%, 9/01/99 ..................................................................................        215,000          222,785
   7.75%, 9/01/00 ..................................................................................        250,000          259,105
   7.80%, 9/01/01 ..................................................................................        290,000          300,681
   7.85%, 9/01/02 ..................................................................................        260,000          269,573
   7.90%, 9/01/03 ..................................................................................        385,000          399,253
   7.95%, 9/01/04 ..................................................................................        435,000          451,191
   7.95%, 9/01/05 ..................................................................................        495,000          513,424
   8.00%, 9/01/06 ..................................................................................        460,000          477,213
   8.00%, 9/01/07 ..................................................................................        630,000          653,575
   8.00%, 9/01/08 ..................................................................................        700,000          726,194
   8.05%, 9/01/14 ..................................................................................      6,075,000        6,303,602
 Salinas Union High School District, COP, Refunding, Facility Financing Projects,
 Pre-Refunded, 7.375%, 1/01/14 .....................................................................      2,495,000        2,610,993
 San Bernardino 1915 Act, AD No. 961, Refunding,
   7.60%, 9/02/02 ..................................................................................        855,000          883,865
   7.65%, 9/02/03 ..................................................................................        920,000          951,059
   7.70%, 9/02/04 ..................................................................................        990,000        1,023,413
   7.75%, 9/02/05 ..................................................................................      1,065,000        1,100,933
 San Bernardino County COP,
   Medical Center Financing Project, Series A, MBIA Insured, 5.50%, 8/01/15 ........................      5,000,000        5,184,150
   Medical Center Financing Project, Series A, MBIA Insured, 5.50%, 8/01/22 ........................     85,130,000       87,307,625
   Medical Center Financing Project, Series A, MBIA Insured, 5.875%, 8/01/26 .......................     34,000,000       36,063,120
   Refunding, Medical Center Financing Project, 5.00%, 8/01/26 .....................................     15,045,000       14,322,238
   Refunding, Medical Center Financing Project, MBIA Insured, 5.00%, 8/01/28 .......................     55,065,000       52,982,992
   West Valley Detention Center Project, MBIA Insured, 6.25%, 11/01/04 .............................      3,705,000        4,112,217
   West Valley Detention Center Project, MBIA Insured, 6.35%, 11/01/05 .............................      3,935,000        4,357,580
   West Valley Detention Center Project, MBIA Insured, 6.40%, 11/01/06 .............................      4,185,000        4,633,841
   West Valley Detention Center Project, MBIA Insured, 6.50%, 11/01/12 .............................     20,000,000       21,963,600
   West Valley Detention Center Project, MBIA Insured, 6.20%, 11/01/25 .............................      9,275,000       10,107,895
 San Bernardino County Mortgage Revenue, Refunding, Don Miguel Apartments Projects,
 MBIA Insured, 6.00%, 9/01/03 ......................................................................        330,000          350,269
 San Bernardino County SFMR, Series A,
   GNMA Secured, 7.50%, 12/01/07 ...................................................................        605,000          662,832
   GNMA Secured, 7.65%, 6/01/23 ....................................................................      2,950,000        3,284,324
   MBS Program, 6.20%, 5/01/21 .....................................................................      7,655,000        8,164,746
 San Bernardino Joint Powers Financing Authority, Lease Revenue,
 Refunding, City Hall Project, MBIA Insured,
   5.60%, 1/01/15 ..................................................................................      3,215,000        3,400,988
   5.70%, 1/01/23 ..................................................................................      6,315,000        6,651,590
 San Bernardino Joint Powers Financing Authority Revenue, COP,
  Police Station Financing Authority Project, 6.60%, 4/01/20 .......................................      4,715,000        5,158,682
 San Bernardino Joint Powers Financing Authority Revenue, Tax Allocation,
   Central City Merged Project, Series B, 7.50%, 11/01/20 ..........................................      3,000,000        3,152,670
   Refunding, Central City Merged Project, Series A, 6.75%, 11/01/00 ...............................        450,000          479,435
   Refunding, Central City Merged Project, Series A, 6.90%, 11/01/01 ...............................        480,000          522,614
   Refunding, Central City Merged Project, Series A, 7.00%, 11/01/02 ...............................        510,000          562,158
 San Bernardino Joint Powers Financing Authority Revenue, Tax Allocation, (cont.)
   Refunding, Central City Merged Project, Series A, 7.00%, 11/01/03 ...............................      $ 550,000        $ 605,286
   Refunding, Central City Merged Project, Series A, 7.00%, 11/01/04 ...............................        585,000          641,763
   Refunding, Central City Merged Project, Series A, 7.05%, 11/01/05 ...............................        625,000          684,488
   Refunding, Central City Merged Project, Series A, 7.05%, 11/01/06 ...............................        670,000          730,287
   Refunding, Central City Merged Project, Series A, 7.05%, 11/01/07 ...............................        720,000          782,309
   Refunding, Central City Merged Project, Series A, 7.10%, 11/01/20 ...............................     15,585,000       16,767,122
   Refunding, Series A, FSA Insured, 5.75%, 10/01/15 ...............................................      9,000,000        9,540,090
   Refunding, Series A, FSA Insured, 5.75%, 10/01/25 ...............................................     19,915,000       20,956,156
   Tri-City Redevelopment Project, Series B, Pre-Refunded, 7.60%, 1/01/08 ..........................      1,695,000        1,831,312
 San Bernardino Municipal Water Department, COP, FGIC Insured, 6.25%, 2/01/12 ......................        905,000          962,504
 San Carlos Mortgage Revenue, Elms Project, FHA Mortgage Insured, 6.875%, 8/01/37 ..................      8,465,000        9,203,910
 San Diego County COP, Central Jail, Refunding, AMBAC Insured, 5.00%, 10/01/25 .....................      8,575,000        8,325,553
 San Diego County Regional Transportation Commission, Sales Tax Revenue,
 Series A, ETM, 6.00%, 4/01/08 .....................................................................      1,250,000        1,382,613
 San Diego IDR, San Diego Gas & Electric Co. Project, Series A, 6.40%, 9/01/18 .....................     19,800,000       21,218,670
 San Diego Public Facilities Financing Authority, Sewer Revenue, FGIC Insured,
   a5.00%, 5/15/25 .................................................................................     22,400,000       21,656,544
   Series B, 5.25%, 5/15/27 ........................................................................      6,175,000        6,184,880
 a San Diego Public Financing Authority Sewer Revenue, FGIC Insured, 5.00%, 5/15/20 ................      9,500,000        9,227,160
 San Diego RDA, Refunding, Tax Allocation, Series A, Horton Project,
  FSA Insured, 6.00%, 11/01/15 .....................................................................      5,000,000        5,428,050
 San Diego SFMR, Issue A, 9.20%, 7/15/16 ...........................................................         75,000           80,943
 San Diego Special Tax, CFD No.1, Series A, 8.50%, 9/01/16 .........................................     28,845,000       31,452,588
 San Elijo Joint Powers Authority Revenue, Refunding, Water Pollution Control Facilities
 FGIC Insured, 5.00%, 3/01/20 ......................................................................      5,000,000        4,869,900
 San Francisco BART District Revenue, Sales Tax, FGIC Insured,
 Pre-Refunded, 6.60%, 7/01/12 ......................................................................      1,440,000        1,575,763
 San Francisco Bay Area Rapid Transit District Sales Tax Revenue,
  Refunding, AMBAC Insured, 5.00%, 7/01/28 .........................................................     16,850,000       16,337,760
 San Francisco City and County Airports Commission, International Airport Revenue,
   Issue 6, AMBAC Insured, 6.50%, 5/01/18 ..........................................................      2,500,000        2,780,125
   Issue 6, AMBAC Insured, 6.60%, 5/01/24 ..........................................................     13,250,000       14,655,295
   Issue 9A, FGIC Insured, 5.90%, 5/01/25 ..........................................................     46,415,000       48,845,754
   Issue 9B, Second Series, FGIC Insured, 6.00%, 5/01/25 ...........................................     10,060,000       10,786,030
   Issue 12, Second Series A, 5.90%, 5/01/26 .......................................................     45,000,000       47,121,300
   Second Series - Issue 15A, FSA Insured, 5.00%, 5/01/28 ..........................................     37,200,000       35,528,976
 San Francisco City and County COP, San Francisco Courthouse Project,
  FSA Insured, 5.875%, 4/01/21 .....................................................................      2,810,000        2,996,837
 San Francisco City and County Public Utilities Commission, Water Revenue,
  Crossover, Refunding, Series A, 6.50%, 11/01/09 ..................................................      4,000,000        4,417,240
 San Francisco City and County RDA, Hotel Tax Revenue, Refunding,
 FSA Insured, 6.75%, 7/01/25 .......................................................................      9,415,000       10,671,243
 San Francisco City and County RDA Lease Revenue, George R. Moscone Center,
 Crossover, Refunding, Series 1992, 5.50%, 7/01/18 .................................................     22,170,000       22,326,077
 San Francisco City and County RDA Mortgage Revenue, Refunding,
 Series A, MBIA Insured, 6.65%, 7/01/24 ............................................................      8,350,000        8,366,533
 San Francisco City and County Revenue, Irwin Memorial Blood Center,
 Series A, 6.80%, 12/01/21 .........................................................................      3,000,000        3,250,470
 San Gabriel Valley Mosquito Abatement District, COP, Lease Finance,
 Series R, 6.60%, 8/01/12 ..........................................................................      1,000,000        1,033,450
 San Gabriel Valley Schools Financing Authority Revenue,
   Pomona USD Financing, 5.80%, 2/01/26 ............................................................      5,150,000        5,316,088
   Refunding, Oxnard Union High School, Pre-Refunded, 6.50%, 3/01/18 ...............................      3,620,000        4,044,879
   Refunding, Oxnard Union High School, Pre-Refunded, 6.60%, 3/01/24 ...............................      4,145,000        4,649,695
   Series A, 7.70%, 11/01/19 .......................................................................      1,765,000        1,861,793
 San Gorgonio Memorial Health Care District, Health Facilities Revenue,
  CHFCLP Insured, 6.375%, 6/01/08 ..................................................................      1,815,000        1,964,756
 San Joaquin Area Flood Control Agency, 1915 Act, Flood Protection & Restoration Assessment,
 FSA Insured, 6.00%, 9/02/14 .......................................................................     10,125,000       10,481,805
 San Joaquin COP, General Hospital Project,
   6.25%, 9/01/13 ..................................................................................     32,880,000       35,308,846
   6.625%, 9/01/20 .................................................................................     36,500,000       39,838,290
 San Joaquin County Special Tax, CFD No. 8,
   7.625%, 9/01/10 .................................................................................      1,420,000        1,450,899
   7.75%, 9/01/20 ..................................................................................      2,990,000        3,065,617
 San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue,
   Refunding, Series A, 5.50%, 1/15/28 .............................................................    217,465,000      217,443,254
   Refunding, Series A, MBIA Insured, 5.375%, 1/15/29 ..............................................     47,970,000       48,572,983
   Refunding, Series A, MBIA Insured, 5.25%, 1/15/30 ...............................................     28,000,000       28,066,080
   Senior Lien, 5.00%, 1/01/33 .....................................................................     71,430,000       66,963,482
 San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue, (cont.)
   Senior Lien, Pre-Refunded, 7.00%, 1/01/30 .......................................................   $ 85,535,000     $ 97,335,409
   Senior Lien, Pre-Refunded, 6.75%, 1/01/32 .......................................................     64,320,000       72,507,936
 San Jose 1915 Act, Refunding, ID 87-198SJ,
   7.90%, 9/02/99 ..................................................................................        125,000          128,385
   8.00%, 9/02/00 ..................................................................................        130,000          134,888
 San Jose Airport Revenue, Refunding, MBIA Insured, 5.75%, 3/01/16 .................................     13,600,000       14,128,496
 San Jose Financing Authority Revenue, Convention Center Project, Series C, 6.40%,
   9/01/22 .........................................................................................     55,550,000       58,843,004
   Refunding, 9/01/17 ..............................................................................     16,100,000       17,111,724
 San Jose RDA, MFHR, Miraido Village, Series A, 5.75%, 7/20/38 .....................................      7,155,000        7,321,497
 San Jose RDA, Tax Allocation,
   Housing, Set-Aside Merged Area, Series E, MBIA Insured, 5.85%, 8/01/27 ..........................      7,325,000        7,792,628
   aMerged Area Redevelopment Project, MBIA Insured, 5.00%, 8/01/21 ................................     33,735,000       32,782,324
   Merged Area Redevelopment Project, MBIA Insured, 5.625%, 8/01/28 ................................     24,135,000       25,107,641
   Park Center Redevelopment Project, Pre-Refunded, 7.00%, 10/01/07 ................................      1,160,000        1,201,946
   Park Center Redevelopment Project, Pre-Refunded, 7.00%, 10/01/08 ................................      1,240,000        1,284,838
   Park Center Redevelopment Project, Pre-Refunded, 7.00%, 10/01/09 ................................      1,325,000        1,372,912
   aRefunding, Merged Area Redevelopment Project, MBIA Insured, 5.00%, 8/01/20 .....................     31,500,000       30,630,600
 San Leandro RDA, RMR, Pre-Refunded, 11.25%, 4/01/13 ...............................................         65,000           85,976
 San Lorenzo USD, COP, Capital Facilities Project, 7.20%, 8/01/12 ..................................      3,500,000        3,651,865
 San Luis Obispo County COP, Jail Expansion Project,
   6.75%, 10/01/16 .................................................................................      1,830,000        1,901,754
   6.80%, 10/01/21 .................................................................................      1,475,000        1,533,661
 San Marcos Public Facilities Authority Revenue,
   Capital Improvement, 8.25%, 1/01/19 .............................................................     17,400,000       18,434,256
   Rancheros Mobil Home Park Project, 7.00%, 10/01/24 ..............................................      5,350,000        5,706,310
   Refunding & Improvement, Civic Center, Mission Blvd. Project, Series A, 6.15%, 8/01/13 ..........     11,670,000       11,908,068
   Refunding & Improvement, Civic Center, Mission Blvd. Project, Series A, 6.20%, 8/01/22 ..........      7,895,000        8,165,877
   Refunding, Tax Allocation, Series A, FSA Insured, 5.50%, 8/01/23 ................................     18,000,000       18,379,080
 San Marcos Public Financing Authority Revenue, Series A, 6.25%, 9/02/22 ...........................     25,000,000       26,941,500
 San Marcos Special Tax, CFD No. 8,
   7.75%, 9/01/18 ..................................................................................     11,500,000       11,842,240
   7.625%, 9/01/19 .................................................................................     10,575,000       11,080,062
 San Marcos USD, School Facilities ID No. 1, AMBAC Insured, 5.80%, 11/01/14 ........................      5,000,000        5,432,350
 San Mateo County Board of Education, COP, Administrative Building Project, 7.10%, 5/01/21 .........      1,185,000        1,243,053
 San Mateo County COP, Capital Projects Program, Series A, 9.125%, 7/01/98 .........................      1,355,000        1,372,480
 San Mateo County COP, San Mateo County Health Care Center, Series A, FSA Insured, 5.75%, 7/15/22 ..     28,445,000       29,776,795
 San Mateo County Joint Powers Financing Authority, Lease Revenue,
  Capital Projects, Series A, FSA Insured, 5.75%, 7/15/27 ..........................................      9,000,000        9,461,520
 San Mateo Flood Control District, COP, Colma Creek Zone, MBIA Insured, 5.125%, 8/01/32 ............     10,145,000        9,943,419
 San Mateo Redevelopment Agency Tax Allocation, Merged Area, Series A, 5.70%, 8/01/27 ..............      6,330,000        6,451,156
 San Pablo RDA, Tax Allocation, Merged Project Area, FGIC Insured, 6.25%, 12/01/19 .................      3,500,000        3,837,155
 San Rafael RDA, Refunding, Tax Allocation, Central San Rafael Redevelopment,
 FGIC Insured, 6.45%, 12/01/17 .....................................................................      6,740,000        7,396,072
 San Rafael Sanitation District, COP, Waste Water Facilities Financing, 6.80%, 8/01/11 .............      2,200,000        2,329,294
 San Ramon COP, San Ramon Capital Improvement Projects, Series 1993, 6.00%, 3/01/18 ................      1,730,000        1,808,369
 San Ramon Public Finance Authority,
   Local Agency Revenue, 8.80%, 9/02/18 ............................................................     49,235,000       49,827,789
   Tax Allocation, Refunding, 6.90%, 2/01/24 .......................................................     13,050,000       14,162,513
   Tax Allocation, Series A, ETM, 7.30%, 2/01/99 ...................................................        145,000          149,266
   Tax Allocation, Series A, Pre-Refunded, 7.625%, 2/01/20 .........................................      7,280,000        7,654,556
 San Ramon Valley Fire Protection District, COP, Refunding, Financing Corp., 6.00%, 7/01/19 ........      6,275,000        6,539,617
 San Ramon Valley USD, COP,
   Measure A, Capital Project, Series A, 5.95%, 10/01/01 ...........................................      9,000,000        9,533,880
   Refunding, 7.40%, 2/01/99 .......................................................................      1,040,000        1,059,552
   Refunding, 7.55%, 2/01/04 .......................................................................      6,505,000        6,623,911
   Refunding, Pre-Refunded, 7.70%, 2/01/10 .........................................................      6,000,000        6,835,320

 San Ramon Valley USD, COP, (cont.)
   Refunding, Series 1992, 7.00%, 2/01/22 ..........................................................   $ 20,565,000     $ 21,780,392
   Series A, 6.35%, 10/01/01 .......................................................................     14,805,000       15,177,790
 Santa Ana COP, Parking Facilities Project, Refunding, Series A,
 AMBAC Insured, 6.125%, 6/01/16 ....................................................................      2,070,000        2,226,306
 Santa Ana CRDA, Tax Allocation, Refunding,
   Mainplace Project, 7.40%, 9/01/19 ...............................................................      2,000,000        2,058,360
   Series A, 7.25%, 9/01/19 ........................................................................      2,500,000        2,627,450
   Series B, 7.375%, 9/01/09 .......................................................................     10,105,000       10,624,397
   Series B, 6.75%, 9/01/19 ........................................................................     14,980,000       15,642,715
   Series C, 7.25%, 9/01/17 ........................................................................      6,000,000        6,307,560
   Series C, 6.75%, 9/01/19 ........................................................................      2,260,000        2,359,982
 Santa Ana Financing Authority Water Revenue, MBIA Insured, 6.125%, 9/01/24 ........................      5,000,000        5,377,100
 Santa Ana Mountains, County Water District, CFD No. 7, Special Tax,
 Pre-Refunded, 8.40%, 10/01/13 .....................................................................     10,625,000       11,081,450
 Santa Barbara COP, California Health Facilities, Loan Program, 7.65%, 5/01/15 .....................      1,780,000        1,919,071
 Santa Barbara COP, Refunding, Harbor Project, 6.75%, 10/01/27 .....................................      8,090,000        8,725,389
 Santa Barbara Housing Authority Revenue, Refunding and Acquisition, 7.93%, 11/15/20 ...............      6,055,000        6,246,762
 Santa Barbara SFMR, GNMA Secured,
   7.625%, 10/01/10 ................................................................................        470,000          505,161
   7.65%, 10/01/23 .................................................................................      1,365,000        1,499,289
 Santa Clara County COP, Terraces of Los Gatos Project, Pre-Refunded, 6.90%, 3/01/18 ...............      4,000,000        4,375,280
 Santa Clara County Financing Authority Lease Revenue,
   Refunding, Series A, AMBAC Insured, 5.00%, 11/15/22 .............................................      5,000,000        4,861,750
   Valley Medical Center Facilities, Replacement Project, Series A, AMBAC Insured,
  Pre-Refunded, 6.75%, 11/15/20 ....................................................................     13,000,000       15,094,430
 Santa Clara County MFR, Refunding, Meadows Housing, Series A, 5.875%, 5/20/26 .....................     16,130,000       16,722,778
 Santa Clara Electric Revenue,
   Crossover Refunding, Series B, 7.80%, 7/01/10 ...................................................     33,500,000       34,140,855
   Series A, MBIA Insured, Pre-Refunded, 5.75%, 7/01/24 ............................................     10,000,000       10,511,200
 Santa Clara Housing Authority, MFHR, Series A,
   Arastradero Park Apartments Project, 6.65%, 5/20/35 .............................................      6,465,000        7,070,189
   Elana Gardens Apartments Project, 6.40%, 6/20/35 ................................................      5,625,000        6,035,513
   Sierra Vista I Apartments Project, 6.65%, 6/20/35 ...............................................      3,860,000        4,223,998
 Santa Clara Valley Water District, COP, Refunding & Improvement,
 Series A, FGIC Insured, 6.00%, 2/01/24 ............................................................     17,000,000       18,237,940
 Santa Clarita COP, Refunding, MBIA Insured, 5.00%, 10/01/21 .......................................      5,105,000        4,967,369
 Santa Cruz City School District, COP, Education Center Financing Project,
 7.00%, 5/01/24 ....................................................................................      3,150,000        3,410,883
 Santa Cruz County Housing Authority, MFHR, Series B, 7.75%, 7/01/23 ...............................      9,230,000        9,772,816
 Santa Margarita/Dana Point Authority Revenue, Refunding, ID 3, 3A, 4,
  and 4A, Series B, MBIA Insured, 5.75%, 8/01/20 ...................................................      7,000,000        7,329,210
 Santa Margarita Water District, Pre-Refunded, 8.00%,
   ID No. 2A, Series C, 6/01/13 ....................................................................      2,000,000        2,053,880
   ID No. 3A, Series A, 6/01/08 ....................................................................      2,400,000        2,464,464
   ID No. 3A, Series A, 6/01/13 ....................................................................      2,585,000        2,654,433
   ID No. 4, Series D, 6/01/08 .....................................................................      5,000,000        5,134,700
   ID No. 4, Series D, 6/01/13 .....................................................................     11,000,000       11,296,340
   ID No. 4A, Series B, 6/01/08 ....................................................................      5,000,000        5,134,700
   ID No. 4A, Series B, 6/01/13 ....................................................................      5,000,000        5,134,700
 Santa Maria Bonita School District, COP, Refunding, MBIA Insured, 7.00%, 3/01/16 ..................      2,750,000        2,991,670
 Santa Maria COP, Revenue, Marian Medical Center, Pre-Refunded, 6.75%, 9/01/22 .....................      3,600,000        4,033,656
 Santa Monica RDA, Refunding, Tax Allocation, Ocean Park Redevelopment Project,
  Pre-Refunded, 8.25%, 7/01/18,
   Series A ........................................................................................      3,805,000        3,923,069
   Series B ........................................................................................      1,260,000        1,299,098
 Santa Rosa Central Parking Service Facilities District Project No. 89-1, 7.60%, 7/02/15 ...........      3,150,000        3,286,773
 Seal Beach RDA, Refunding, Subordinated Lien, Tax Allocation,
  Riverfront, Series A, 6.70%, 9/01/13 .............................................................      2,880,000        2,948,515
 Sequoia Hospital District Revenue, Refunding, Pre-Refunded, 7.50%, 9/01/08 ........................      5,455,000        5,648,162
 Shafter Joint Powers Financing Authority, Lease Revenue,
 Community Correctional Facility Project, Series A,
   5.95%, 1/01/11 ..................................................................................      1,880,000        1,983,099
   6.05%, 1/01/17 ..................................................................................      5,135,000        5,407,925

 Shasta Joint Powers Financing Authority, Lease Revenue, Courthouse
  County Improvement Project, Series A, Pre-Refunded,
   6.60%, 6/01/12 ..................................................................................    $ 1,000,000      $ 1,109,530
   6.70%, 6/01/23 ..................................................................................      2,500,000        2,783,300
 Sierra Madre Financing Authority Revenue, Local Agency, Series A,
   7.50%, 11/01/98 .................................................................................        240,000          244,502
   7.60%, 11/01/99 .................................................................................        260,000          271,326
   7.70%, 11/01/00 .................................................................................        280,000          292,438
   7.80%, 11/01/18 .................................................................................      5,500,000        5,707,020
 Sierra View Local Hospital District Revenue, Insured Health Facilities, 6.40%, 3/01/22 ............     15,000,000       15,989,550
 Simi Valley CDA, Commercial Mortgage Revenue, Sycamore Plaza II, 8.20%, 9/01/12 ...................      3,000,000        3,010,830
 Simi Valley SFRMR, Series A, 7.70%, 3/01/25 .......................................................      1,330,000        1,454,714
 Snowline Joint USD, COP, Pre-Refunded, 7.25%, 4/01/18 .............................................      1,000,000        1,130,000
 Soledad RDA, Refunding, Tax Allocation, Soledad Redevelopment Project, 7.40%, 11/01/12 ............      3,955,000        4,398,514
 Sonoma County Office of Education, COP, Series 1990, Pre-Refunded, 7.375%, 7/01/20 ................      1,745,000        1,901,998
 South Coast Air Quality Management District Revenue, Building Corp.,
  Installment Sale Headquarters, Series 1992, 6.00%, 8/01/09 .......................................      5,280,000        5,664,173
 South Gate Public Finance Authority Revenue, Tax Allocation, Series A-1, Pre-Refunded,
 7.60%, 9/01/09 ....................................................................................      3,225,000        3,412,824
 South Gate Redevelopment Project No. 1, AMBAC Insured, 5.875%, 9/01/24 ............................      8,505,000        8,960,698
 South Napa Waste Management Authority Revenue, Solid Waste Transfer Facilities Project,
 6.50%, 2/15/14 ..................................................................................      4,500,000        4,792,725
 South Orange County Public Financing Authority, Special Tax Revenue,
   Foothill Area, Series C, FGIC Insured, 5.75%, 8/15/18 ...........................................      5,000,000        5,253,500
   Refunding, Senior Lien, Series A, MBIA Insured, 6.00%, 9/01/18 ..................................     18,850,000       20,114,270
 South San Francisco 1915 Act, Gateway AD No. ST-82-2, 8.00%,
   9/02/98 .........................................................................................      1,260,000        1,272,550
   9/02/99 .........................................................................................      1,335,000        1,377,320
   9/02/00 .........................................................................................      1,455,000        1,511,178
   9/02/01 .........................................................................................      1,570,000        1,629,629
   9/02/02 .........................................................................................      1,675,000        1,737,913
 Southern California HFA, SFMR, GNMA Secured,
   7.625%, 10/01/22 ................................................................................      3,815,000        3,990,337
   7.75%, 3/01/24 ..................................................................................      5,950,000        6,278,381
   Series A, 6.75%, 9/01/22 ........................................................................        795,000          844,664
   Series B, 6.90%, 10/01/24 .......................................................................      1,220,000        1,295,006
 Southern California Public Power Authority Revenue,
   Multi-Purpose Projects, 6.75%, 7/01/13 ..........................................................     10,000,000       11,791,400
   Multi-Purpose Projects, 6.00%, 7/01/18 ..........................................................     29,645,000       30,081,967
   Refunding, Hydroelectric-Hoover Uprating, 6.00%, 10/01/17 .......................................      7,795,000        8,095,108
   Refunding, Power Project, Series A, AMBAC Insured, 5.00%, 7/01/15 ...............................     11,000,000       10,863,930
   Refunding, Power Project, Series A, FSA Insured, 5.00%, 7/01/15 .................................      6,960,000        6,999,463
   San Juan Project, Unit 3, Series A, MBIA Insured, 5.00%, 1/01/20 ................................      6,790,000        6,613,800
   Sub-Crossover Refunding, Southern Transmission Project, 6.125%, 7/01/18 .........................     51,035,000       54,251,226
   Sub-Crossover Refunding, Southern Transmission Project, 5.50%, 7/01/20 ..........................     19,785,000       19,894,411
   Sub-Crossover Refunding, Southern Transmission Project, 5.75%, 7/01/21 ..........................     22,530,000       23,000,877
   Sub-Crossover Refunding, Southern Transmission Project, MBIA Insured, 5.75%, 7/01/21 ............     16,335,000       16,983,663
 Southern Kern USD, COP, Pre-Refunded, 7.10%, 9/01/17 ..............................................      2,250,000        2,552,468
 Standard Elementary School District, COP, Pre-Refunded, 7.375%, 6/01/11 ...........................      1,390,000        1,523,565
 Stanislaus Solid Waste and Energy Finance Authority Revenue, 7.30%, 1/01/99 .......................      3,500,000        3,568,250
 Stockton 1915 Act, Limited Obligation, Weber/Sperry Ranch Project No. 8,
   8.30%, 9/02/07 ..................................................................................        255,000          263,614
   8.30%, 9/02/08 ..................................................................................        300,000          310,134
   8.40%, 9/02/09 ..................................................................................        380,000          392,992
   8.40%, 9/02/10 ..................................................................................        475,000          491,240
   8.40%, 9/02/11 ..................................................................................        545,000          563,634
   8.40%, 9/02/12 ..................................................................................        620,000          641,198
   8.40%, 9/02/13 ..................................................................................        705,000          729,104
 Stockton Central Parking District, Refunding, Series 1991, 7.90%, 8/01/11 .........................      5,700,000        5,729,355

 Stockton, East Water District, COP,
   1990 Project, Series A, AMBAC Insured, Pre-Refunded, 6.40%, 4/01/22 .............................    $ 7,075,000      $ 7,789,221
   1990 Project, Series A, AMBAC Insured, 6.40%, 4/01/22 ...........................................     12,925,000       14,029,958
   Series B, 7.45%, 4/01/05 ........................................................................     28,575,000       51,292,125
 Stockton Health Facilities Revenue, St. Joseph Medical Center, Series A,
  MBIA Insured, 5.50%, 6/0123 ......................................................................      5,000,000        5,125,150
 Stockton Port District Revenue, Series A, Refunding & Improvement, FSA Insured, 5.95%, 7/01/17 ....      5,095,000        5,506,982
 Stockton Public Financing Authority, Special Tax, CFD No. 90-4, 8.50%, 9/01/16 ....................      8,000,000        8,519,680
 Stockton, South Stockton Special Tax, CFD No. 90-1, Pre-Refunded,
   8.10%, 9/01/09 ..................................................................................      3,000,000        3,113,490
   8.125%, 9/01/15 .................................................................................      5,400,000        5,604,822
 Stockton Special Tax,
   CFD No. 1, Weston Ranch, 7.80%, 9/01/99 .........................................................        455,000          460,738
   CFD No. 1, Weston Ranch, 7.85%, 9/01/00 .........................................................        545,000          552,505
   CFD No. 1, Weston Ranch, 7.90%, 9/01/01 .........................................................        635,000          642,576
   CFD No. 1, Weston Ranch, 7.95%, 9/01/02 .........................................................        680,000          688,106
   CFD No. 1, Weston Ranch, 7.95%, 9/01/03 .........................................................        625,000          632,031
   CFD No. 1, Weston Ranch, 8.00%, 9/01/09 .........................................................      7,910,000        7,998,988
   CFD No. 1, Weston Ranch, 8.10%, 9/01/14 .........................................................     11,890,000       12,031,491
   CFD No. 90-2, Series 002, 7.30%, 8/01/00 ........................................................        725,000          777,613
   CFD No. 90-2, Series 002, Pre-Refunded, 7.35%, 8/01/01 ..........................................        780,000          851,690
   CFD No. 90-2, Series 002, Pre-Refunded, 7.40%, 8/01/02 ..........................................        835,000          912,663
   CFD No. 90-2, Series 002, Pre-Refunded, 7.45%, 8/01/03 ..........................................        895,000          979,228
   CFD No. 90-2, Series 002, Pre-Refunded, 7.50%, 8/01/04 ..........................................        965,000        1,056,878
   CFD No. 90-2, Series 002, Pre-Refunded, 7.70%, 8/01/09 ..........................................      3,000,000        3,298,830
   CFD No. 90-2, Series 006, 7.75%, 8/01/15 ........................................................      3,000,000        3,145,020
   CFD No. 90-2, Series 305, Brookside, Pre-Refunded, 8.50%, 8/01/09 ...............................      1,430,000        1,597,625
   CFD No. 90-2, Series 305, Brookside, Pre-Refunded, 8.65%, 8/01/15 ...............................      2,710,000        3,036,609
 Suisun City COP, Civic Centet Project, Refunding, 6.45%, 11/01/15 .................................      2,105,000        2,228,837
 Suisun City RDA, Tax Allocation, Suisun City Redevelopment Project,
  Refunding, MBIA Insured,
   6.00%, 10/01/18 .................................................................................      3,285,000        3,507,559
   5.90%, 10/01/23 .................................................................................      3,510,000        3,713,615
 Sunnyvale Financing Authority Revenue, Utilities, Waste Water Reuse and Sludge,
  Series A, 6.30%, 10/01/12 ........................................................................      4,735,000        4,943,198
 Tehachapi COP, Series 1990, 8.20%, 11/01/20 .......................................................      2,500,000        2,704,075
 Tehachapi, Cummings County Water District, COP, Capital Improvement Project,
 MBIA Insured, 6.30%, 8/01/14 ......................................................................      3,000,000        3,247,110
 Tehachapi USD, COP, Tompkins Elementary School Project, Pre-Refunded,
 7.80%, 2/01/21 ....................................................................................      2,325,000        2,593,724
 Temecula Valley USD,
   Series D, FGIC Insured, 6.00%, 9/01/14 ..........................................................      1,250,000        1,331,775
   Series D, FGIC Insured, 6.125%, 9/01/19 .........................................................      3,110,000        3,322,351
   Series E, FSA Insured, 6.35%, 9/01/19 ...........................................................      5,460,000        6,077,198
 Thousand Oaks RDA, Tax Allocation, Refunding,
   MF Revenue, The Shadows Apartments, Series A, FNMA Insured, 5.75%, 11/01/27 .....................      7,530,000        7,715,163
   Thousand Oaks Blvd. Redevelopment, MBIA Insured, 5.375%, 12/01/25 ...............................     24,485,000       24,805,264
 Thousand Oaks SFHMR, GNMA Secured,
   7.45%, 9/01/10 ..................................................................................        265,000          282,933
   7.55%, 9/01/15 ..................................................................................        380,000          403,062
   7.625%, 3/01/23 .................................................................................      1,055,000        1,127,310
   8.00%, 9/01/23 ..................................................................................        152,000          274,269
 Torrance Hospital Revenue, Refunding,
   Little Co. of Mary Hospital, 6.875%, 7/01/15 ....................................................      3,790,000        4,124,354
   Torrance Memorial Hospital Medical Center, 6.75%, 1/01/12 .......................................      2,000,000        2,027,080
 Torrance RDA, Refunding, Tax Allocation, Industrial Redevelopment Project, 7.75%, 9/01/13 .........      7,500,000        7,817,625
 Trabuco Canyon Public Financing Authority, Special Tax Revenue, Refunding, FSA Insured,
   Series A, 6.00%, 10/01/10 .......................................................................     13,775,000       15,494,396
   Series A, 6.10%, 10/01/15 .......................................................................     13,220,000       14,902,377
   Series C, 6.00%, 7/01/12 ........................................................................      3,040,000        3,413,008
   Series C, 6.10%, 10/01/19 .......................................................................      5,215,000        5,922,936

 Tracy Area Public Facilities Financing Agency, Special Tax, CFD No. 8,
   Refunding, Series H, MBIA Insured, 5.875%, 10/01/19 .............................................   $ 18,250,000     $ 19,541,553
   Series C, Pre-Refunded, 7.80%, 10/01/16 .........................................................      5,000,000        5,531,050
 a Tracy COP, I-205 Corridor Improvement and Refinancing Project, 5.125%, 10/01/27 .................      6,695,000        6,570,138
 Travis USD, COP, Foxboro Elementary School Construction Project,
   ETM, 6.00%, 9/01/99 .............................................................................        320,000          329,792
   ETM, 6.10%, 9/01/00 .............................................................................        335,000          351,003
   ETM, 6.20%, 9/01/01 .............................................................................        355,000          378,490
   ETM, 6.30%, 9/01/02 .............................................................................        170,000          184,586
   Pre-Refunded, 6.40%, 9/01/03 ....................................................................        405,000          448,124
   Pre-Refunded, 6.50%, 9/01/04 ....................................................................        430,000          477,502
   Pre-Refunded, 6.60%, 9/01/05 ....................................................................        455,000          507,084
   Pre-Refunded, 6.70%, 9/01/06 ....................................................................        490,000          548,045
   Pre-Refunded, 7.00%, 9/01/12 ....................................................................      3,670,000        4,148,715
 Tri-Cities Municipal Water District, COP, Special District Lease Program,
 Series T, Pre-Refunded, 6.55%, 12/01/17 ...........................................................      2,665,000        2,977,338
 Tri-City Hospital District Revenue, Refunding, Series A, MBIA Insured,
 5.625%, 2/15/17 ...................................................................................      5,000,000        5,240,700
 Tri-Dam Power Authority Revenue, Refunding, Hydroelectric Sand Bar Project, 7.50%, 1/01/17 ........     48,380,000       50,949,946
 Trinity County PUD, COP, Electric District Facilities, Refunding, Series 1993,
   6.60%, 4/01/11 ..................................................................................      2,565,000        2,710,230
   6.75%, 4/01/23 ..................................................................................      4,000,000        4,232,400
 Truckee-Donner PUD, COP, Water System Improvement Project,
  MBIA Insured, Pre-Refunded, 6.75%, 11/15/21 ......................................................        500,000          553,615
 Tulare County COP,
   Capital Improvement Program, Series A, MBIA Insured, 6.00%, 2/15/16 .............................      4,250,000        4,594,718
   Financing Project, Series B, 6.875%, 11/15/12 ...................................................      1,100,000        1,183,094
 University of California COP, Refunding, UCLA Center Chiller/Cogeneration Project,
   5.50%, 11/01/17 .................................................................................     13,940,000       14,481,290
   5.60%, 11/01/20 .................................................................................     14,880,000       15,484,277
 University of California Revenues,
   Multi-Purpose Projects, Series D, MBIA Insured, Pre-Refunded, 6.375%, 9/01/24 ...................     44,995,000       49,837,362
   Refunding, Multi-Purpose Projects, Series C, AMBAC Insured, 5.00%, 9/01/23 ......................     17,545,000       17,004,263
   Refunding, Research Facilities, Series C, FSA Insured, 5.00%, 9/01/21 ...........................      9,945,000        9,676,982
   Research Facilities, Series B, Pre-Refunded, 6.55%, 9/01/24 .....................................     26,780,000       30,224,176
   U.C. Davis Medical Center, AMBAC Insured, 5.75%, 7/01/20 ........................................     45,385,000       47,959,691
   U.C. Davis Medical Center, AMBAC Insured, 5.75%, 7/01/24 ........................................     15,500,000       16,379,315
 Upland COP, Refunding,
   5.50%, 1/01/07 ..................................................................................      4,935,000        5,215,012
   San Antonio Community Hospital, 5.70%, 1/01/11 ..................................................     11,210,000       11,931,139
 Upland Hospital Revenue, COP, San Antonio Community Hospital,
  Pre-Refunded, 7.80%, 1/01/18 .....................................................................      6,500,000        6,822,270
 Upland Housing Authority Revenue, Series 1990, Issue A, 7.85%, 7/01/20 ............................      4,440,000        4,582,790
 Upland Public Financing Authority Revenue, Refunding, Loan Agency, Series B,
   8.10%, 12/01/08 .................................................................................      2,500,000        2,597,450
   8.25%, 12/01/15 .................................................................................     10,645,000       11,074,419
 Vacaville COP, Pre-Refunded, 9.40%, 10/01/15 ......................................................     12,445,000       14,176,597
 Vacaville Public Financing Authority Revenue, Local Agency, 8.65%, 9/02/18 ........................     75,775,000       78,553,669
 Vacaville Special Tax, Nut Tree, CFD No. 2, Series A,
   8.25%, 9/01/10 ..................................................................................      1,885,000        2,010,164
   8.20%, 9/01/15 ..................................................................................      1,000,000        1,066,580
 Val Verde USD, COP,
   Thomas Rivera Middle School, Pre-Refunded, 6.50%, 6/01/22 .......................................      7,315,000        8,157,030
   Vista Verde Project, Pre-Refunded, 6.95%, 6/01/21 ...............................................      2,785,000        3,066,870
 Vallejo RDA, Tax Allocation, Waterfront Redevelopment Project, 7.90%, 5/01/19 .....................      2,485,000        2,514,572
 Vallejo Revenue, Series A,
   Golf Course Project, 7.90%, 6/01/17 .............................................................      6,000,000        6,424,860
   Refunding, Water Improvement Project, FSA Insured, 5.875%, 5/01/26 ..............................      6,500,000        6,972,225
 Vallejo USD, Special Tax Revenue, CFD No. 2,
   7.75%, 9/01/15 ..................................................................................      2,300,000        2,381,880
   8.125%, 9/01/16 .................................................................................      5,100,000        5,376,165
 Victor Valley UHSD, COP, Pre-Refunded, 7.875%, 11/01/12 ...........................................    $ 5,100,000      $ 5,664,672
 Victorville RDA, Tax Allocation, Bear Valley Road Redevelopment Project,
   Pre-Refunded, 7.50%, 11/01/06 ...................................................................      1,200,000        1,355,184
   Refunding, Series A, FSA Insured, 6.125%, 9/01/19 ...............................................      2,405,000        2,580,421
   Refunding, Series A, FSA Insured, 6.125%, 9/01/24 ...............................................      3,245,000        3,473,708
 Vista Community Development Commission, Tax Allocation Revenue,
  Vista Redevelopment Project Area, MBIA Insured,
  5.50%, 9/01/23 ...................................................................................     11,810,000       12,114,580
 Vista Joint Powers Financing Authority Revenue,
   Refunding, Lease, MBIA Insured, 5.625%, 5/01/16 .................................................      5,000,000        5,241,400
   Series A, 7.625%, 2/01/20 .......................................................................      3,675,000        3,892,340
   Series A, Pre-Refunded, 7.45%, 1/01/09 ..........................................................      4,000,000        4,188,160
   Series A, Pre-Refunded, 7.50%, 1/01/16 ..........................................................      9,100,000        9,531,340
 Walnut Improvement Agency, RMR, Series A, 10.25%, 5/01/17 .........................................         90,000           95,964
 Walnut Improvement Agency, Tax Allocation, Walnut Improvement Project, Series A,
   8.00%, 9/01/18 ..................................................................................      1,665,000        1,721,210
   Pre-Refunded, 8.00%, 9/01/18 ....................................................................      9,135,000        9,478,841
 Walnut Public Financing Authority Revenue, Refunding, Tax Allocation,
  Improvement Project, MBIA Insured, 6.50%, 9/01/22 ................................................      8,285,000        9,042,083
 Washington Township Hospital District Revenue, AMBAC Insured, 5.25%, 7/01/23 ......................      5,000,000        4,999,550
 Watsonville Hospital Revenue, Watsonville Community Hospital, Insured, Series A,
   6.30%, 7/01/15 ..................................................................................      3,990,000        4,359,953
   6.35%, 7/01/24 ..................................................................................      5,435,000        5,937,901
 Watsonville RDA, Tax Allocation, Watsonville Redevelopment Project, 6.30%, 8/01/06 ................      1,745,000        1,751,090
 West Basin Municipal Water District Revenue, COP, Refunding, 1992 Project,
 Series A, AMBAC Insured, 5.50%, 8/01/22 ...........................................................      4,000,000        4,136,040
 West Covina RDA, Special Tax, CFD No. 1, Pre-Refunded, 7.80%, 9/01/22 .............................     23,000,000       24,703,840
 West Hollywood COP, Capital Projects, Series A, Pre-Refunded, 6.50%, 2/01/25 ......................      9,255,000        9,513,307
 West Sacramento 1915 Act, Raleys Landing AD,
   7.90%, 9/02/08 ..................................................................................        360,000          372,330
   7.95%, 9/02/09 ..................................................................................        630,000          651,704
   7.95%, 9/02/10 ..................................................................................        835,000          863,248
   7.95%, 9/02/11 ..................................................................................        900,000          930,672
   7.95%, 9/02/12 ..................................................................................        970,000        1,003,058
   7.95%, 9/02/13 ..................................................................................      1,045,000        1,080,614
 West Sacramento Financing Authority Revenue, MBIA Insured, 6.25%, 9/01/24 .........................     15,550,000       17,010,301
 West Sacramento RDA, Tax Allocation, West Sacramento Redevelopment Project,
  MBIA Insured, 6.25%, 9/01/21 .....................................................................      4,725,000        5,026,030
 Westminster RDA Revenue, Refunding, Tax Allocation, Commercial
  Redevelopment Project No. 1, Series A, Pre-Refunded,
  7.30%, 8/01/21 ...................................................................................      6,455,000        7,214,431
 Whittier Special Tax, CFD No. 8, 7.75%, 9/01/19 ...................................................      5,095,000        5,385,058
 William S. Hart Joint School Financing Authority, Special Tax Revenue, Refunding,
  Community Facilities, FSA Insured, 6.50%, 9/01/14 ................................................      4,000,000        4,475,920
 William S. Hart Union High School District, Special Tax, CFD No. 8, Pre-Refunded,
   7.75%, 9/01/14 ..................................................................................      1,210,000        1,298,814
   8.10%, 9/01/18 ..................................................................................      3,225,000        3,347,002
 Yucaipa-Sweetwater School Facilities Financing Authority Revenue, Special Tax,
  Sweetwater Project, Pre-Refunded, 8.00%, 9/01/15 .................................................     14,775,000       15,473,562
 West Hollywood COP, Refunding, MBIA Insured, 5.00%, 2/01/25 .......................................      6,250,000        6,069,750
                                                                                                                    ----------------
 Total Bonds (Cost $13,070,022,027) ................................................................                  13,918,803,664
                                                                                                                    ----------------
   Zero Coupon/Step-up Bonds 6.7%
 Anaheim Public Financing Authority, Lease Revenue, Public Improvements Project,
  Sub-Series C, FSA Insured, 09/01/33 ..............................................................     15,000,000        2,336,700
 Auburn Union School District, COP, Land Acquisition Program, Series A,
 FSA Insured, zero coupon to 9/01/00,
  7.00% thereafter, 9/01/28 ........................................................................      2,965,000        2,708,824
 Baldwin Park RDA, Refunding, Tax Allocation, San Gabriel, Series A, ETM,
   2/01/99 .........................................................................................        540,000          523,433
   2/01/00 .........................................................................................        550,000          510,675
   2/01/01 .........................................................................................        560,000          497,207
   2/01/02 .........................................................................................        565,000          480,086
   2/01/03 .........................................................................................        570,000          463,068
   2/01/04 .........................................................................................        575,000          446,177
   2/01/05 .........................................................................................        585,000          433,157
 Burton Elementary School District, COP, Loan Acquisition, Capital Appreciation,
  FSA Insured, 6.60% thereafter, 9/01/27
   Series A, zero coupon to 9/01/98 ................................................................      $ 830,000        $ 848,094
   Series B, zero coupon to 9/01/00 ................................................................        300,000          266,553
 California Health Facilities Financing Authority Revenue, Kaiser Permanente, Series A, 10/01/11 ...     13,970,000        7,155,294
 California HFA Revenue, Home Mortgage,
   Capital Appreciation, Series A, 8/01/16 .........................................................        615,000           86,856
   Capital Appreciation, Series A, 8/01/23 .........................................................     54,765,000        7,865,897
   Series C, 8/01/21 ...............................................................................     33,280,000        5,649,613
 California Public School District, Financing Authority Lease Revenue, Los Banos School,
  FSA Insured, zero coupon to 10/01/00, 6.20% thereafter, 10/01/23
   Series A ........................................................................................        455,000          409,969
   Series B, Pre-Refunded...........................................................................      4,535,000        4,302,717
 California State GO,
   Principal Eagles II, Series 3, 3/01/09 ..........................................................      7,500,000        4,484,100
   Principal Eagles II, Series 4, 6/01/06 ..........................................................     10,000,000        6,877,300
   Principal Eagles II, Series 6, 3/01/09 ..........................................................      5,000,000        3,008,600
   Principal M-Raes, Series 8, 4/01/09 .............................................................      9,000,000        5,359,860
 California Statewide CDA Revenue, COP, Refunding, Insured Hospital, Triad Health Care,
   8/01/09 .........................................................................................      6,450,000        3,625,803
   8/01/10 .........................................................................................      6,745,000        3,505,444
   8/01/11 .........................................................................................      3,115,000        1,525,260
 Campbell Union School District, Series B, FGIC Insured,
   8/01/20 .........................................................................................      5,000,000        1,572,000
   8/01/21 .........................................................................................      6,280,000        1,874,706
 Chino USD, COP, Land Acquisition, FSA Insured,
   Series A, zero coupon to 9/01/99, 6.60% thereafter, 9/01/14 .....................................      2,250,000        2,188,215
   Series A, zero coupon to 9/01/99, 6.70% thereafter, 9/01/29 .....................................     11,855,000       11,503,618
   Series B, zero coupon to 9/01/02, 6.60% thereafter, 9/01/14 .....................................      2,810,000        2,296,388
   Series B, zero coupon to 9/01/02, 6.70% thereafter, 9/01/29 .....................................      8,485,000        6,807,940
 Contra Costa County COP, Merrithew Memorial Hospital, ETM, 11/01/15 ...............................      6,810,000        2,757,437
 Contra Costa County Home Mortgage Finance Authority, HMR, MBIA Insured, Pre-Refunded, 9/01/17 .....      3,820,000        1,153,105
 Contra Costa School Financing Authority Revenue, Capital Appreciation,
   Antioch USD Community, Series B, 9/01/07 ........................................................      1,785,000        1,080,086
   Vista USD, Series A, FSA Insured, Pre-Refunded, 9/01/03 .........................................      1,000,000          794,790
   Vista USD, Series A, FSA Insured, Pre-Refunded, 9/01/17 .........................................     64,115,000       14,572,127
 Desert Sands USD, COP, Capital Projects, FSA Insured, 3/01/20 .....................................      6,820,000        5,829,395
 Fontana USD, Series D, FGIC Insured, 5/01/17 ......................................................      5,000,000        4,655,950
 Foothill/Eastern Transportation Corridor Agency, California Toll Road Revenue, Senior Lien, Series A,
   1/01/09 .........................................................................................     10,000,000        7,435,200
   1/01/12 .........................................................................................      8,000,000        6,065,680
   1/01/14 .........................................................................................      5,500,000        4,205,960
   1/01/25 .........................................................................................     20,660,000        4,753,453
   1/01/26 .........................................................................................     23,475,000        5,112,385
   1/01/27 .........................................................................................     10,000,000        2,061,400
   1/01/29 .........................................................................................     18,000,000        3,324,420
 Kern County Housing Authority, RRMR, Series A, 3/01/17 ............................................      1,770,000          239,268
 Los Angeles Convention and Exhibition Center Authority, COP, Series 1985, ETM, 12/01/05 ...........     26,750,000       19,079,170
 Los Angeles County Transportation Commission Sales Tax Revenue,
 Refunding, Capital Appreciation, Series A,
   MBIA Insured, 7/01/04 ...........................................................................      4,895,000        3,359,535
   7/01/03 .........................................................................................      4,895,000        3,616,230
 Los Angeles HMR, Series A, GNMA Secured, 8/25/16 ..................................................      2,180,000          472,034
 Los Banos USD, COP, Series B, MBIA Insured, 8/01/16 ...............................................      5,000,000        4,264,200
 Monterey Park CRDA, Tax Allocation Project No. 1, Pre-Refunded, 5/01/14 ...........................     38,500,000       11,339,020
 Moreno Valley USD, COP, Land Acquisition, FSA Insured, Series F,
 Pre-Refunded, zero coupon to 9/01/98, 6.75% thereafter, 9/01/27 ...................................      7,680,000        8,251,621
 Orange County COP, Juvenile Justice Center Project, Pre-Refunded,
   6/01/01 .........................................................................................      3,280,000        2,842,021
   6/01/02 .........................................................................................      3,280,000        2,636,496
   6/01/03 .........................................................................................      3,280,000        2,443,435

 Orange County COP, Juvenile Justice Center Project, Pre-Refunded, (cont.)
   6/01/04 .........................................................................................    $ 3,280,000      $ 2,267,791
   6/01/10 .........................................................................................      4,715,000        2,061,727
   6/01/11 .........................................................................................      4,715,000        1,911,743
   6/01/12 .........................................................................................      4,715,000        1,772,603
 Paramount USD, COP, Land Acquisition, Series B, FSA Insured, zero coupon to 9/01/01,
   6.85% thereafter, 9/01/14 .......................................................................      1,695,000        1,439,986
   7.00%, thereafter, 9/01/29 ......................................................................      7,675,000        6,560,512
 Pasadena Special Tax, CFD No. 1, Civic Center West, Pre-Refunded, 12/01/17 ........................      4,090,000        1,268,881
 Perris SFMR, Series A, GNMA Secured, ETM, 6/01/23 .................................................     19,095,000        4,911,424
 Placer Hills Union Elementary School District, COP, Series B,
 zero coupon to 3/01/00, 7.125% thereafter, 3/01/19 ................................................        510,000          484,810
 Placer Union High School District, COP, Series A, zero coupon to 3/01/00, 7.125% thereafter, 3/01/19     2,095,000        1,991,527
 Rancho Water District Financing Authority Revenue, AMBAC Insured,
   8/15/16 .........................................................................................      8,605,000        3,339,686
   8/15/17 .........................................................................................     13,605,000        5,015,074
   8/15/18 .........................................................................................     13,605,000        4,716,172
 Rialto USD, COP, Land Acquisition, Capital Appreciation, Series B,
  FSA Insured, zero coupon to 9/01/00
   6.60% thereafter, 9/01/11 .......................................................................      1,440,000        1,253,375
   6.70% thereafter, 9/01/27 .......................................................................      5,095,000        4,418,128
 Riverside County Asset Leasing Corp., Leasehold Revenue, Riverside
 County Hospital Project, MBIA Insured, 6/01/24 ....................................................     13,005,000        3,292,735
 Riverside County Board of Education, COP, Financing Projects, Series A, 11/01/05 ..................      1,250,000          870,000
 Riverside County SFMR, GNMA Secured, ETM,
   Series A, 9/01/14 ...............................................................................     20,220,000        8,514,843
   Series A, 11/01/20 ..............................................................................     25,055,000        7,408,512
   Series B, 6/01/23 ...............................................................................     26,160,000        6,761,836
 Riverside USD, COP, Series B, FSA Insured, zero coupon to 9/01/98, 7.375% thereafter, 9/01/26 .....      5,555,000        5,720,871
 Rocklin USD, Series A, FGIC Insured,
   9/01/08 .........................................................................................      3,660,000        2,267,955
   9/01/09 .........................................................................................      4,100,000        2,399,565
   9/01/10 .........................................................................................      4,595,000        2,550,454
   9/01/11 .........................................................................................      5,145,000        2,670,460
   9/01/12 .........................................................................................      5,760,000        2,846,994
   9/01/16 .........................................................................................     33,960,000       13,197,534
 Roseville City School District, Series A,
   8/01/11 .........................................................................................      3,115,000        1,614,971
   8/01/17 .........................................................................................     30,770,000       10,797,807
 Roseville Joint Union High School District, Series A,
   8/01/10 .........................................................................................      1,820,000          999,634
   8/01/11 .........................................................................................      1,965,000        1,018,753
   8/01/17 .........................................................................................     18,155,000        6,370,952
 San Bernardino County COP, West Valley Detention Center Project, Pre-Refunded,
   11/01/00 ........................................................................................      3,270,000        2,856,933
   11/01/01 ........................................................................................      3,270,000        2,655,435
   11/01/02 ........................................................................................      3,170,000        2,390,338
   11/01/03 ........................................................................................      3,250,000        2,273,440
   11/01/04 ........................................................................................      3,135,000        2,032,420
 San Francisco City and County RDA Lease Revenue, George R. Moscone Center, Capital Appreciation,
   7/01/05 .........................................................................................     12,820,000        9,221,425
   7/01/06 .........................................................................................     11,320,000        7,686,958
   7/01/07 .........................................................................................      4,570,000        2,929,095
   7/01/08 .........................................................................................      7,785,000        4,693,887
   Pre-Refunded, 7/01/16 ...........................................................................     16,300,000        4,627,732
   Pre-Refunded, 7/01/17 ...........................................................................     16,300,000        4,258,211
   Pre-Refunded, 7/01/18 ...........................................................................     16,300,000        3,918,030
   Zero coupon to 7/01/02, 8.50% thereafter, 7/01/14 ...............................................     46,000,000       39,331,380
 San Francisco City and County SFMR, Series 1985, 10/01/18 .........................................      6,335,000          800,110
 San Gabriel USD, COP, Facilities Development Program, Series B, FSA Insured, 9/01/29 ..............      2,250,000        1,811,902

 San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue, Senior Lien,
   ETM, 1/01/25.....................................................................................    $ 5,700,000      $ 1,432,865
   ETM, 1/01/28 ....................................................................................     33,545,000        7,222,573
   ETM, 1/01/29 ....................................................................................     37,050,000        7,575,983
   Pre-Refunded, zero coupon to 1/01/02, 7.50% thereafter, 1/01/09 .................................     21,585,000       21,253,453
   Pre-Refunded, zero coupon to 1/01/02, 7.55% thereafter, 1/01/10 .................................     10,745,000       10,603,702
   Pre-Refunded, zero coupon to 1/01/02, 7.60% thereafter, 1/01/11 .................................     25,935,000       25,651,530
   Pre-Refunded, zero coupon to 1/01/02, 7.65% thereafter, 1/01/12 .................................     25,215,000       24,995,124
   Pre-Refunded, zero coupon to 1/01/02, 7.65% thereafter, 1/01/13 .................................     27,350,000       27,111,507
   Pre-Refunded, zero coupon to 1/01/02, 7.70% thereafter, 1/01/14 .................................      7,470,000        7,421,444
   Pre-Refunded, zero coupon to 1/01/02, 7.70% thereafter, 1/01/15 .................................     60,155,000       59,763,992
   Refunding, Series A, 1/15/16 ....................................................................     19,500,000       12,500,084
   Refunding, Series A, 1/15/17 ....................................................................     17,000,000       10,867,080
   Refunding, Series A, 1/15/18 ....................................................................     60,000,000       38,410,200
   Refunding, Series A, 1/15/19 ....................................................................     57,000,000       36,380,820
   Refunding, Series A, 1/15/20 ....................................................................     80,000,000       51,126,400
   Refunding, Series A, 1/15/22 ....................................................................     90,000,000       57,402,900
   Refunding, Series A, 1/15/23 ....................................................................     80,000,000       51,079,200
   Refunding, Series A, 1/15/24 ....................................................................     80,000,000       50,624,000
 Santa Ana HMR, Series A, FGIC Insured, zero coupon to 6/01/98, 9.50% thereafter, 6/01/12 ..........         55,000           54,211
 Santa Maria Water & Wastewater Revenue, COP, Series A, AMBAC Insured, 8/01/27 .....................     20,000,000       14,618,400
 Simi Valley SFRMR, Series A, 9/01/25 ..............................................................      1,910,000          228,378
 Southern California Public Power Authority Revenue, Refunding, Series A, AMBAC Insured,
   7/01/11 .........................................................................................     12,000,000        6,303,840
   7/01/12 .........................................................................................     16,890,000        8,335,045
   7/01/13 .........................................................................................     16,000,000        7,458,240
 Stockton East Water District, COP, Refunding, Series A, AMBAC Insured, 4/01/16 ....................    103,885,000       37,587,670
                                                                                                                    ----------------
 Total Zero Coupon/Step-up Bonds (Cost $854,810,363) ...............................................                   1,002,171,224
                                                                                                                    ----------------
 Total Long Term Investments (Cost $13,924,832,390) ................................................                  14,920,974,888
                                                                                                                    ----------------
   bShort Term Investments .5%
 California HFA Revenue,
   Series E, 3.55%, 3/12/99 ........................................................................     25,000,000       24,988,000
   Various, Refunding, MF, Series C, FNMA Insured, Weekly VRDN and Put, 3.25%, 7/15/13 .............      1,650,000        1,650,000
 California Health Facilities Financing Authority Revenue, Various,
   Catholic Healthcare, Series B, Weekly VRDN and Put, 3.30%, 7/01/06 ..............................      5,600,000        5,600,000
   Refunding, Catholic West, Series D, MBIA Insured, Weekly VRDN and Put, 3.30%, 7/01/18 ...........        500,000          500,000
   Sutter/CHS, Series B, AMBAC Insured, Daily VRDN and Put, 3.70%, 7/01/12 .........................      4,300,000        4,300,000
 California School Cash Reserve Program Authority Pool, Series A, 4.75%, 7/02/98 ...................     15,000,000       15,035,250
 Kern County Tax and Revenue Anticipation Notes, 4.75%, 10/01/98 ...................................     10,000,000       10,051,500
 Metropolitan Water District, Souther California Waterworks Revenue, Adjusted,
 Refunding, Series A, AMBAC Insured, Weekly VRDN
  and Put, 3.30%, 6/01/23 ..........................................................................      5,500,000        5,500,000
 Newport Beach Revenue, Various, Hoag Memorial Presbyterian Hospital,
 Daily VRDN and Put, 3.70%, 10/01/22 ...............................................................      5,100,000        5,100,000
 Southern California Public Power Authority Project Revenue, Refunding,
 Subordinated, Palo Verde Project, Series C, AMBAC Insured,
  Weekly VRDN and Put, 3.25%, 7/01/17 ..............................................................      2,700,000        2,700,000
                                                                                                                    ----------------
 Total Short Term Investments (Cost $75,421,434) ...................................................                      75,424,750
                                                                                                                    ----------------
 Total Investments (Cost $14,000,253,824) 99.6% ....................................................                  14,996,399,638
 Other Assets, less Liabilities .4% ................................................................                      66,883,913
                                                                                                                    ----------------
 Net Assets 100.0% .................................................................................                 $15,063,283,551
                                                                                                                    ================



See glossary of terms on page 53.

aSufficient   collateral  has  been  segregated  for  securities   traded  on  a
when-issued or delayed  delivery basis.

bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

 Glossary of Terms
 1915 Act    -    Improvement Bond Act of 1915
 ABAG        -    The Association of Bay Area Governments
 AD          -    Assessment District
 AMBAC       -    American Municipal Bond Assurance Corp.
 BART        -    Bay Area Rapid Transit
 BIG         -    Bond Investors Guaranty Insurance Co. (Acquired by MBIA in
                  1989 and no longer does business under this name)
 CDA         -    Community Development Authority/Agency
 CFD         -    Community Facilities District
 CHFCLP      -    California Health Facilities Construction Loan Program
 COP         -    Certificate of Participation
 CRDA        -    Community Redevelopment Authority/Agency
 CSAC        -    County Supervisors Association of California
 ETM         -    Escrow to Maturity
 FGIC        -    Financial Guaranty Insurance Co.
 FHA         -    Federal Housing Authority/Agency
 FSA         -    Financial Security Assistance (some of the securities shown as FSA Insured were originally insured by Capital Guaranty
                  Insurance Co.
                  (CGIC) which was acquired by FSA in 1995 and no longer does business under this name.)
 GNMA        -    Government National Mortgage Association
 GO          -    General Obligation
 HFA         -    Housing Finance Authority/Agency
 HFR         -    Home Financial Revenue
 HMR         -    Home Mortgage Revenue
 ID          -    Improvement District
 IDBI        -    Industrial Development Bond Insurance
 IDR         -    Industrial Development Revenue
 MBIA        -    Municipal Bond Investors Assurance Corp.
 MBS         -    Mortgage-Backed Securities
 MFHR        -    Multi-Family Housing Revenue
 MFR         -    Multi-Family Revenue
 MUD         -    Municipal Utility District
 PCFA        -    Pollution Control Financing Authority
 PUD         -    Public Utility District
 RDA         -    Redevelopment Agency
 RMR         -    Residential Mortgage Revenue
 RRMR        -    Residential Rental Mortgage Revenue
 SF          -    Single Family
 SFHMR       -    Single Family Home Mortgage Revenue
 SFM         -    Single Family Mortgage
 SFMR        -    Single Family Mortgage Revenue
 SFRMR       -    Single Family Residential Mortgage Revenue
 UHSD        -    Unified High School District
 USD         -    Unified School District


FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.

Financial Statements

Statement of Assets and Liabilities
March 31, 1998


Assets:
 Investments in securities, at value (cost $14,000,253,824) ..........................................  $14,996,399,638
 Cash ................................................................................................        4,821,363
 Receivables:
  Investment securities sold .........................................................................       70,289,904
  Capital shares sold ................................................................................       21,149,222
  Interest ...........................................................................................      212,428,343
                                                                                                      -----------------
      Total assets ...................................................................................   15,305,088,470
                                                                                                      -----------------
Liabilities:
 Payables:
  Investment securities purchased ....................................................................      217,424,111
  Capital shares redeemed ............................................................................        6,901,132
  Affiliates .........................................................................................        7,782,334
  Shareholders .......................................................................................        9,260,116
 Other liabilities ...................................................................................          437,226
                                                                                                      -----------------
      Total liabilities ..............................................................................      241,804,919
                                                                                                      -----------------
       Net assets, at value ..........................................................................  $15,063,283,551
                                                                                                      =================
Net assets consist of:
 Undistributed net investment income .................................................................      $ 3,268,754
 Net unrealized appreciation .........................................................................      996,145,814
 Accumulated net realized gain .......................................................................       15,334,548
 Capital shares ......................................................................................   14,048,534,435
                                                                                                      =================
      Net assets, at value ...........................................................................  $15,063,283,551
                                                                                                      =================
Class I:
 Net asset value per share ($14,767,307,403 / 2,008,858,232 shares outstanding)* .....................            $7.35
                                                                                                      =================
 Maximum offering price per share ($7.35 / 95.75% ) ..................................................            $7.68
                                                                                                      =================
Class II:
 Net asset value per share ($295,976,148 / 40,296,061 shares outstanding)* ...........................            $7.35
                                                                                                      =================
 Maximum offering price per share ($7.35 / 99.00%) ...................................................            $7.42
                                                                                                      =================

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
Financial Statements (continued)



Statement of Operations
for the year ended March 31, 1998

Investment income:
 Interest ...................................................................................             $ 910,189,568
                                                                                                          -------------
Expenses:
 Management fees (Note 3) ...................................................................  $65,098,679
 Distribution fees (Note 3)
  Class I ...................................................................................   10,168,098
  Class II ..................................................................................    1,379,355
 Transfer agent fees (Note 3) ...............................................................    3,456,551
 Custodian fees .............................................................................      150,797
 Reports to shareholders ....................................................................    1,312,687
 Registration and filing fees ...............................................................      452,826
 Professional fees ..........................................................................      252,415
 Directors' fees and expenses ...............................................................       98,527
 Other ......................................................................................      508,661
                                                                                             -------------
      Total expenses ........................................................................                82,878,596
                                                                                                          -------------
       Net investment income ................................................................               827,310,972
                                                                                                          -------------
Realized and unrealized gains:
 Net realized gain from investments .........................................................                54,982,842
 Net unrealized appreciation on investments .................................................               502,882,454
                                                                                                          -------------
Net realized and unrealized gain ............................................................               557,865,296
                                                                                                          -------------
Net increase in net assets resulting from operations ........................................            $1,385,176,268
                                                                                                          =============


                                            See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended March 31, 1998 and 1997


                                                                                             1998             1997
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................................................    $ 827,310,972    $ 824,923,508
  Net realized gain (loss) from investments ........................................       54,982,842      (11,759,936)
  Net unrealized appreciation (depreciation) on investments ........................      502,882,454      (67,071,715)
                                                                                    -----------------------------------
      Net increase in net assets resulting from operations .........................    1,385,176,268      746,091,857
 Distributions to shareholders from:
  Net investment income:
   Class I .........................................................................     (832,455,264)    (821,420,713)
   Class II ........................................................................      (10,853,571)      (4,813,000)
  Net realized gains:
   Class I .........................................................................      (27,207,459)     (89,640,774)
   Class II ........................................................................         (441,532)        (426,581)
                                                                                    -----------------------------------
 Total distributions to shareholders ...............................................     (870,957,826)    (916,301,068)
 Capital share transactions: (Note 2)
  Class I ..........................................................................      626,244,984      489,964,332
  Class II .........................................................................      150,768,626       91,945,286
                                                                                    ----------------------------------
 Total capital share transactions ..................................................      777,013,610      581,909,618
      Net increase in net assets ...................................................    1,291,232,052      411,700,407
Net assets:
 Beginning of year .................................................................   13,772,051,499   13,360,351,092
                                                                                    ----------------------------------
 End of year .......................................................................  $15,063,283,551  $13,772,051,499
                                                                                    ==================================
Undistributed net investment income included in net assets
 End of year .......................................................................      $ 3,268,754     $ 19,264,116
                                                                                    ==================================

See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to provide tax-free income. The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

The Fund offers two classes of shares: Class I and Class II. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At March 31, 1998, there were five billion shares authorized ($0.01 par value) for each class. Transactions in the Fund's shares were as follows:



                                                                                  YEAR ENDED MARCH 31,
                                                     -------------------------------------------------------------------
                                                                        1998                             1997
                                                     -------------------------------------------------------------------
                                                               SHARES        AMOUNT             SHARES        AMOUNT
                                                     -------------------------------------------------------------------
Class I Shares:
 Shares sold ........................................       435,975,245 $3,167,627,218      235,692,887  $1,680,292,311
 Shares issued in reinvestment of distributions .....        48,924,195    354,022,741       51,732,327     367,601,933
 Shares redeemed ....................................      (398,224,177)(2,895,404,975)    (218,672,841) (1,557,929,912)
                                                     -------------------------------------------------------------------
 Net increase .......................................        86,675,263  $ 626,244,984       68,752,373   $ 489,964,332
                                                     ==================================================================
Class II Shares:
 Shares sold ........................................        23,451,084  $ 170,412,078       14,504,915   $ 103,391,150
 Shares issued in reinvestment of distributions .....         1,033,021      7,489,380          493,520       3,511,018
 Shares redeemed ....................................        (3,729,715)   (27,132,832)      (2,099,714)    (14,956,882)
                                                     -------------------------------------------------------------------
 Net increase .......................................        20,754,390  $ 150,768,626       12,898,721    $ 91,945,286
                                                     ==================================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers or directors of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Fund's principal underwriter, investment manager, transfer agent, and administrative manager, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

      ANNUALIZED FEE RATE  MONTH-END NET ASSETS
          0.625%       First $100 million
          0.50%        Over $100 million, up to and including $250 million
          0.45%        Over $250 million, up to and including $10 billion
          0.44%        Over $10 billion, up to and including  $12.5 billion
          0.42%        Over $12.5 billion, up to and including $15 billion
          0.40%        Over $15 billion, up to and including $17.5 billion

Fees are further reduced on net assets over $17.5 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .10% and .65% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund shares, and received contingent deferred sales charges for the year of $2,541,735 and $66,364, respectively.

The Fund paid transfer agent fees of $3,456,551, of which $3,200,475 was paid to Investor Services.

4. INCOME TAXES

At March 31, 1998, the net unrealized appreciation based on the cost of investments for income tax purposes of $14,000,702,726 was as follows:

      Unrealized appreciation                $1,002,791,198
      Unrealized depreciation                    (7,094,286)
                                             ---------------
      Net unrealized appreciation             $ 995,696,912
                                             ==============

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1998 aggregated $3,167,845,204 and $2,463,451,719, respectively.

6. CREDIT RISK

The Fund has investments in excess of 10% of its total net assets in the state of California. Such concentration may subject the Fund more significantly to economic changes occurring within that state.


FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
Independent Auditors' Report


To the Shareholders and Board of Directors
Of the Franklin California Tax-Free Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Franklin California Tax-Free Income Fund, Inc., including the Fund's statement of investments as of March 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
San Francisco, California

May 4, 1998



FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
Tax Information

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended March 31, 1998:

      28% Rate Gain ............................        $ --
      20% Rate Gain ............................  43,432,441
                                                ------------
      Total .................................... $43,432,441
                                                ============

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended March 31, 1998.






Franklin California Tax-Free Income Fund Annual Report March 31, 1998.

APPENDIX

DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

This chart shows in pie format the quality breakdown of the Franklin California Tax-Free Income Fund based on total long-term investments as of 3/31/98.

AAA                     51.4%
AA                      11.3%
A                       17.3%
BBB                     19.1%
Below Investment Grade  0.9%

GRAPHIC MATERIAL (2)

This chart shows the portfolio breakdown by sector as a percentage of total long-term investments as of 3/31/98.

Sector                        % of Total Long-Term Investments

Utilities                           16.0%
Prerefunded                         14.1%
Certificates of Participation       13.2%
Transportation                      11.6%
Tax-Allocation Bonds                8.2%
Hospitals                           7.8%
General Obligation                  7.3%
Housing                             5.4%
Marks-Roos Bonds                    4.6%
Mello-Roos Bonds                    2.9%
Education                           1.9%
Sales Tax Revenue                   1.8%
Other Revenue                       1.7%
Health Care                         1.7%
Special Assessment Bonds            1.3%
Industrial                          0.5%

GRAPHIC MATERIAL (3)

This chart shows in bar format the comparison between the Franklin California Tax-Free Income Fund's Class I distribution rate of 5.47% and the taxable equivalent rate of 9.98%.

GRAPHIC MATERIAL (4)

This chart shows the dividend distributions for Franklin California Tax-Free Income Fund's Class I from 4/1/97 to 3/31/98.

April                        3.6 cents
May                          3.6 cents
June                         3.6 cents
July                         3.5 cents
August                       3.5 cents
September                    3.5 cents
October                      3.5 cents
November                     3.5 cents
December                     3.5 cents
January                      3.5 cents
February                     3.5 cents
March                        3.5 cents
Total                       42.30 cents

GRAPHIC MATERIAL (5)

The following line graph compares the performance of the Franklin California Tax-Free Income Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 4/1/88 to 3/31/98.

    Date         Franklin California     Lehman Brothers     CPI
                   Tax-Free Income       Municipal Bond
                    Fund-Class I              Index

4/1/88       9,573                     10,000               10,000
4/30/88      9,635            0.76%    10,076       0.52%   10,052
5/31/88      9,653           -0.29%    10,047       0.34%   10,086
6/30/88      9,774            1.46%    10,193       0.43%   10,130
7/31/88      9,851            0.65%    10,260       0.42%   10,172
8/31/88      9,958            0.09%    10,269       0.42%   10,215
9/30/88     10,109            1.81%    10,455       0.67%   10,283
10/31/88    10,307            1.76%    10,639       0.33%   10,317
11/30/88    10,252           -0.92%    10,541       0.08%   10,325
12/31/88    10,392            1.02%    10,648       0.17%   10,343
1/31/89     10,533            2.07%    10,869       0.50%   10,395
2/28/89     10,461           -1.14%    10,745       0.41%   10,437
3/31/89     10,435           -0.24%    10,719       0.58%   10,498
4/30/89     10,640            2.37%    10,973       0.65%   10,566
5/31/89     10,846            2.08%    11,201       0.57%   10,626
6/30/89     11,007            1.36%    11,354       0.24%   10,652
7/31/89     11,074            1.36%    11,508       0.24%   10,677
8/31/89     11,032           -0.98%    11,395       0.16%   10,694
9/30/89     10,973           -0.30%    11,361       0.32%   10,729
10/31/89    11,073            1.22%    11,500       0.48%   10,780
11/30/89    11,207            1.75%    11,701       0.24%   10,806
12/31/89    11,293            0.82%    11,797       0.16%   10,823
1/31/90     11,232           -0.47%    11,742       1.03%   10,935
2/28/90     11,402            0.89%    11,846       0.47%   10,986
3/31/90     11,390            0.03%    11,850       0.55%   11,047
4/30/90     11,378           -0.72%    11,764       0.16%   11,064
5/31/90     11,651            2.18%    12,021       0.23%   11,090
6/30/90     11,721            0.88%    12,127       0.54%   11,150
7/31/90     11,894            1.48%    12,306       0.38%   11,192
8/31/90     11,676           -1.45%    12,128       0.92%   11,295
9/30/90     11,679            0.06%    12,135       0.84%   11,390
10/31/90    11,769            1.81%    12,355       0.60%   11,458
11/30/90    11,998            2.01%    12,603       0.22%   11,483
12/31/90    12,036            0.44%    12,658       0.00%   11,483
1/31/91     12,197            1.34%    12,828       0.60%   11,552
2/28/91     12,254            0.87%    12,940       0.15%   11,570
3/31/91     12,310            0.04%    12,945       0.15%   11,587
4/30/91     12,457            1.34%    13,118       0.15%   11,604
5/31/91     12,568            0.89%    13,235       0.30%   11,639
6/30/91     12,570           -0.10%    13,222       0.29%   11,673
7/31/91     12,754            1.22%    13,383       0.15%   11,690
8/31/91     12,848            1.32%    13,560       0.29%   11,724
9/30/91     13,034            1.30%    13,736       0.44%   11,776
10/31/91    13,109            0.90%    13,860       0.15%   11,794
11/30/91    13,167            0.28%    13,898       0.29%   11,828
12/31/91    13,357            2.15%    14,197       0.07%   11,836
1/31/92     13,377            0.23%    14,230       0.15%   11,854
2/29/92     13,379            0.03%    14,234       0.36%   11,897
3/31/92     13,495            0.04%    14,240       0.51%   11,957
4/30/92     13,574            0.89%    14,367       0.14%   11,974
5/31/92     13,788            1.18%    14,536       0.14%   11,991
6/30/92     13,945            1.68%    14,780       0.36%   12,034
7/31/92     14,337            3.00%    15,224       0.21%   12,059
8/31/92     14,143           -0.98%    15,075       0.28%   12,093
9/30/92     14,180            0.65%    15,172       0.28%   12,127
10/31/92    13,959           -0.98%    15,024       0.35%   12,169
11/30/92    14,376            1.79%    15,293       0.14%   12,186
12/31/92    14,595            1.02%    15,449      -0.07%   12,178
1/31/93     14,754            1.16%    15,628       0.49%   12,237
2/28/93     15,117            3.62%    16,194       0.35%   12,280
3/31/93     15,013           -1.06%    16,022       0.35%   12,323
4/30/93     15,113            1.01%    16,184       0.28%   12,358
5/31/93     15,173            0.56%    16,274       0.14%   12,375
6/30/93     15,424            1.67%    16,546       0.14%   12,392
7/31/93     15,401            0.13%    16,568       0.00%   12,392
8/31/93     15,755            2.08%    16,912       0.28%   12,427
9/30/93     15,900            1.14%    17,105       0.21%   12,453
10/31/93    15,936            0.19%    17,138       0.41%   12,504
11/30/93    15,824           -0.88%    16,987       0.07%   12,513
12/31/93    15,980            2.11%    17,345       0.00%   12,513
1/31/94     16,146            1.14%    17,543       0.27%   12,547
2/28/94     15,902           -2.59%    17,089       0.34%   12,589
3/31/94     15,483           -4.07%    16,393       0.34%   12,632
4/30/94     15,542            0.85%    16,532       0.14%   12,650
5/31/94     15,668            0.87%    16,676       0.07%   12,659
6/30/94     15,616           -0.61%    16,575       0.34%   12,702
7/31/94     15,831            1.83%    16,878       0.27%   12,736
8/31/94     15,914            0.35%    16,937       0.40%   12,787
9/30/94     15,795           -1.47%    16,688       0.27%   12,822
10/31/94    15,608           -1.78%    16,391       0.07%   12,831
11/30/94    15,398           -1.81%    16,094       0.13%   12,847
12/31/94    15,528            2.20%    16,448       0.00%   12,847
1/31/95     15,910            2.86%    16,919       0.40%   12,899
2/28/95     16,318            2.91%    17,411       0.40%   12,950
3/31/95     16,473            1.15%    17,611       0.33%   12,993
4/30/95     16,513            0.12%    17,632       0.33%   13,036
5/31/95     16,904            3.19%    18,195       0.20%   13,062
6/30/95     16,802           -0.87%    18,037       0.20%   13,088
7/31/95     16,913            0.95%    18,208       0.00%   13,088
8/31/95     17,073            1.27%    18,439       0.26%   13,122
9/30/95     17,185            0.63%    18,555       0.20%   13,148
10/31/95    17,418            1.45%    18,824       0.33%   13,192
11/30/95    17,676            1.66%    19,137      -0.07%   13,182
12/31/95    17,863            0.96%    19,321      -0.07%   13,173
1/31/96     17,953            0.76%    19,467       0.59%   13,251
2/29/96     17,872           -0.68%    19,335       0.32%   13,293
3/31/96     17,692           -1.28%    19,088       0.52%   13,362
4/30/96     17,660           -0.28%    19,034       0.39%   13,415
5/31/96     17,702           -0.04%    19,027       0.19%   13,440
6/30/96     17,891            1.09%    19,234       0.06%   13,448
7/31/96     18,008            0.91%    19,409       0.19%   13,474
8/31/96     18,048           -0.02%    19,405       0.19%   13,499
9/30/96     18,294            1.40%    19,677       0.32%   13,542
10/31/96    18,463            1.13%    19,899       0.32%   13,586
11/30/96    18,737            1.83%    20,263       0.19%   13,612
12/31/96    18,701           -0.42%    20,178       0.00%   13,612
1/31/97     18,717            0.19%    20,216       0.32%   13,655
2/28/97     18,890            0.92%    20,402       0.31%   13,697
3/31/97     18,695           -1.33%    20,131       0.25%   13,732
4/30/97     18,843            0.84%    20,300       0.12%   13,748
5/31/97     19,099            1.51%    20,607      -0.06%   13,740
6/30/97     19,249            1.07%    20,827       0.12%   13,756
7/31/97     19,693            2.77%    21,404       0.12%   13,773
8/31/97     19,598           -0.94%    21,203       0.19%   13,799
9/30/97     19,829            1.19%    21,455       0.25%   13,834
10/31/97    19,952            0.64%    21,593       0.25%   13,868
11/30/97    20,103            0.59%    21,720      -0.06%   13,860
12/31/97    20,348            1.46%    22,037      -0.12%   13,843
1/31/98     20,527            1.03%    22,264       0.19%   13,870
2/28/98     20,569            0.03%    22,271       0.19%   13,896
3/31/98     20,583            0.09%    22,291       0.19%   13,922

Total Return105.83%                   122.91%               39.22%

GRAPHIC MATERIAL (6)

This chart shows in bar format the comparison between the Franklin California Tax-Free Income Fund's Class II distribution rate of 5.08% and the taxable equivalent rate of 9.27%.

GRAPHIC MATERIAL (7)

This chart shows the dividend distributions for Franklin California Tax-Free Income Fund's Class I from 4/1/97 to 3/31/98.

April                        3.26 cents
May                          3.26 cents
June                         3.26 cents
July                         3.19 cents
August                       3.19 cents
September                    3.19 cents
October                      3.15 cents
November                     3.15 cents
December                     3.15 cents
January                      3.14 cents
February                     3.14 cents
March                        3.14 cents
Total                       38.22 cents

GRAPHIC MATERIAL (8)

The following line graph compares the performance of the Franklin California Tax-Free Income Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index, and to the Consumer Price Index based on a $10,000 investment from 5/1/95 to 3/31/98.

            Franklin California       Lehman
Date             Tax-Free            Brothers          CPI
           Income Fund-Class II   Municipal Bond
                                      Index

5/1/95            9,902            10,000            10,000
5/31/95          10,140    3.19%   10,319     0.20%  10,020
6/30/95          10,060   -0.87%   10,229     0.20%  10,040
7/31/95          10,121    0.95%   10,326     0.00%  10,040
8/31/95          10,211    1.27%   10,458     0.26%  10,066
9/30/95          10,286    0.63%   10,523     0.20%  10,086
10/31/95         10,406    1.45%   10,676     0.33%  10,120
11/30/95         10,569    1.66%   10,853    -0.07%  10,112
12/31/95         10,675    0.96%   10,957    -0.07%  10,105
1/31/96          10,723    0.76%   11,041     0.59%  10,165
2/29/96          10,668   -0.68%   10,966     0.32%  10,198
3/31/96          10,562   -1.28%   10,825     0.52%  10,251
4/30/96          10,537   -0.28%   10,795     0.39%  10,291
5/31/96          10,542   -0.04%   10,791     0.19%  10,310
6/30/96          10,649    1.09%   10,908     0.06%  10,316
7/31/96          10,728    0.91%   11,008     0.19%  10,336
8/31/96          10,747   -0.02%   11,005     0.19%  10,356
9/30/96          10,873    1.40%   11,159     0.32%  10,389
10/31/96         10,984    1.13%   11,286     0.32%  10,422
11/30/96         11,127    1.83%   11,492     0.19%  10,442
12/31/96         11,100   -0.42%   11,444     0.00%  10,442
1/31/97          11,104    0.19%   11,466     0.32%  10,475
2/28/97          11,202    0.92%   11,571     0.31%  10,508
3/31/97          11,096   -1.33%   11,417     0.25%  10,534
4/30/97          11,179    0.84%   11,513     0.12%  10,547
5/31/97          11,309    1.51%   11,687    -0.06%  10,540
6/30/97          11,393    1.07%   11,812     0.12%  10,553
7/31/97          11,667    2.77%   12,139     0.12%  10,565
8/31/97          11,590   -0.94%   12,025     0.19%  10,586
9/30/97          11,722    1.19%   12,168     0.25%  10,612
10/31/97         11,788    0.64%   12,246     0.25%  10,639
11/30/97         11,872    0.59%   12,318    -0.06%  10,632
12/31/97         12,027    1.46%   12,498    -0.12%  10,619
1/31/98          12,128    1.03%   12,627     0.19%  10,640
2/28/98          12,130    0.03%   12,631     0.19%  10,660
3/31/98          12,149    0.09%   12,642     0.19%  10,680

Total Return 21.49%              26.42%              6.80%